EXECUTION VERSION

                                                    Exhibit 10.55

ELEVENTH AMENDMENT TO CREDIT AGREEMENT
Dated as of December 22, 2021
among
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
as the Company,
FLEETCOR TECHNOLOGIES, INC.,
as the Parent,
THE DESIGNATED BORROWERS PARTY HERETO,
CAMBRIDGE MERCANTILE CORP. (U.S.A.),
as the Additional Borrower,
THE OTHER GUARANTORS PARTY HERETO,
THE INCREMENTAL TERM LOAN LENDERS PARTY HERETO,

THE OTHER LENDERS PARTY HERETO

and

BANK OF AMERICA, N.A.,
as Administrative Agent

BANK OF AMERICA, N.A.,
MUFG BANK, LTD.,
PNC CAPITAL MARKETS, LLC,
TD SECURITIES (USA) LLC,
WELLS FARGO SECURITIES, LLC,
BMO CAPITAL MARKETS CORP.,
CAPITAL ONE, NATIONAL ASSOCIATION,
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
MIZUHO BANK, LTD.,
REGIONS CAPITAL MARKETS,
and
THE BANK OF NOVA SCOTIA,
as Joint Lead Arrangers and Joint Bookrunners

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 22, 2021 (the “Eleventh Amendment Effective Date”) is entered into among FleetCor Technologies Operating Company, LLC, a Louisiana limited liability company (the “Company”), FleetCor Technologies, Inc., a Delaware corporation (the “Parent”), the Designated Borrowers party hereto (including FleetCor Luxembourg Holding2, a société à responsabilité limitée incorporated under the laws of the Grand-Duchy of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 121.980), Cambridge Mercantile Corp. (U.S.A.), a Delaware corporation (the “Additional Borrower”), the other Guarantors party hereto, the Incremental Term Loan Lenders (as defined below), the other Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Company, the Parent, the Designated Borrowers from time to time party thereto, the Additional Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, are parties that that certain Credit Agreement dated as of October 24, 2014 (as amended, modified, supplemented, increased or extended from time to time prior to the Eleventh Amendment Effective Date, the “Existing Credit Agreement”);

WHEREAS, the Company has requested that (a) pursuant to Section 2.02(f)(iii) of the Existing Credit Agreement, each Person identified as an “Incremental Term Loan Lender” on the signature pages hereto (each, an “Incremental Term Loan Lender”, and collectively, the “Incremental Term Loan Lenders”) provide a portion of an Incremental Term B Loan in the aggregate principal amount of $750,000,000 to the Company (referred to herein as the “Eleventh Amendment Incremental Term Loan”), which Eleventh Amendment Incremental Term Loan shall constitute an increase to the Term B-4 Loan, and (b) the Existing Credit Agreement be amended as set forth below in order to establish the Eleventh Amendment Incremental Term Loan on terms consistent with and/or to effect the provisions of Section 2.02(f) of the Existing Credit Agreement and to make certain other changes to the Existing Credit Agreement, in each case, subject to the terms and conditions specified in this Amendment and the Amended Credit Agreement; and
WHEREAS, (a) each Incremental Term Loan Lender has agreed to provide a portion of the Eleventh Amendment Incremental Term Loan and to become an “Incremental Term Loan Lender” and a “Term B-4 Lender” under the Amended Credit Agreement in connection therewith and (b) each party hereto is willing to amend the Existing Credit Agreement as set forth below, in each case, subject to the terms and conditions specified in this Amendment and the Amended Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Establishment of Eleventh Amendment Incremental Term Loan.

(a)    Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, the Eleventh Amendment Incremental Term Loan is hereby established in an aggregate principal amount of $750,000,000 as an Incremental Term B Loan. Each Incremental Term Loan Lender severally agrees to make its portion of the Eleventh Amendment Incremental Term Loan in Dollars to the Company as set forth in, and subject to the terms and conditions set forth in, the Amended Credit Agreement.

(b)    The Eleventh Amendment Incremental Term Loan shall constitute an increase to, and shall have the same terms as are applicable to, the Term B-4 Loan. Without limiting the foregoing, (i) the Applicable Rate with respect to the Eleventh Amendment Incremental Term

Loan shall be the same as set forth in the Amended Credit Agreement with respect to the Term B-4 Loan, (ii) the Incremental Term Loan Maturity Date with respect to the Eleventh Amendment Incremental Term Loan shall be the same as set forth in the Amended Credit Agreement with respect to the Term B-4 Loan and (iii) the Company shall repay to the Incremental Term Loan Lenders the principal amount of the Eleventh Amendment Incremental Term Loan on the terms set forth in the Amended Credit Agreement for repayment of the Term B-4 Loan.

2.    Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended in its entirety to read in the form attached hereto as Annex A (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”). All schedules and exhibits to the Existing Credit Agreement (as amended prior to the Eleventh Amendment Effective Date) shall not be modified or otherwise affected hereby.

3.    Conditions Precedent. This Amendment, and the obligation of each Incremental Term Loan Lender to make its portion of the Eleventh Amendment Incremental Term Loan to the Company under this Amendment and the Amended Credit Agreement, shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) a Responsible Officer of the Company, the Parent, the Designated Borrowers, the Additional Borrower, and the other Guarantors, (ii) the Required Lenders, (iii) each Incremental Term Loan Lender, and (iv) the Administrative Agent.
(b)    Receipt by the Administrative Agent of Incremental Term Notes dated as of the Eleventh Amendment Effective Date, executed by a Responsible Officer of the Company, in favor of each Incremental Term Loan Lender requesting an Incremental Term Note from the Company.
(c)    Receipt by the Administrative Agent of favorable opinions of legal counsel to the U.S. Loan Parties, addressed to the Administrative Agent and each Lender, and dated as of the Eleventh Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.
(d)    Receipt by the Administrative Agent of a certificate of each U.S. Loan Party, in each case, duly executed by a Responsible Officer of each such Loan Party, dated as of the Eleventh Amendment Effective Date, (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the this Amendment and the transactions contemplated hereby (including the incurrence of the Eleventh Amendment Incremental Term Loan), (ii) certifying and attaching copies of the Organization Documents of such Loan Party, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable (or, as to any such Organization Documents that have not been amended, modified or terminated since previously certified to the Administrative Agent, certifying that such Organization Documents have not been amended, modified or terminated since such date and remain in full force and effect, and true and complete, in the form previously delivered to the Administrative Agent on such date), and (iii) certifying as to the incumbency, identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party.
(e)    Receipt by the Administrative Agent of such documents and certifications as the Administrative Agent may require to evidence that each U.S. Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation.
(f)    Receipt by the Administrative Agent of the following: (i) searches of Uniform Commercial Code filings and tax and judgment liens in the jurisdiction of formation of each U.S. Loan Party and each other jurisdiction reasonably required by the Administrative Agent, disclosing no Liens other than Permitted Liens; (ii) searches of ownership of, and Liens on,

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United States registered intellectual property of each U.S. Loan Party in the appropriate governmental offices, disclosing no Liens other than Permitted Liens; and (iii) duly executed notices of grant of security interest in substantially the form required by the Security Agreement as are necessary, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the United States registered intellectual property of the U.S. Loan Parties.
(g)    All boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with this Amendment and the transactions contemplated hereby (including the incurrence of the Eleventh Amendment Incremental Term Loan) shall have been obtained.
(h)    There shall not have occurred since December 31, 2020 any event or circumstance that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
(i)    Receipt by the Administrative Agent of a certificate, dated as of the Eleventh Amendment Effective Date, signed by a Responsible Officer of the Company certifying as to the satisfaction of the conditions set forth in Sections 3(g) and (h) and Section 4(c)(iv).
(j)    Receipt by the Administrative Agent of (i) a Pro Forma Compliance Certificate, duly executed by a Responsible Officer of the Parent, demonstrating that, upon giving effect to the institution of the Eleventh Amendment Incremental Term Loan on a Pro Forma Basis, the Loan Parties are in compliance with the financial covenants set forth in Section 8.11 of the Existing Credit Agreement as of the end of the most recent fiscal quarter for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b) of the Existing Credit Agreement (it being understood and agreed that for purposes of calculating the Consolidated Leverage Ratio under this Section 3(j) the identifiable proceeds of the Eleventh Amendment Incremental Term Loan shall not qualify as Unrestricted Cash for the purposes of clause (a)(ii) of the definition of Consolidated Leverage Ratio in Section 1.01 of the Existing Credit Agreement) and (ii) a certificate, dated as of the Eleventh Amendment Effective Date, signed by the Parent’s chief financial officer (or other financial officer of the Parent that is a Responsible Officer and is reasonable acceptable to the Administrative Agent) certifying that, after giving effect to this Amendment and any borrowings and other transactions to occur on the Eleventh Amendment Effective Date, the Parent and its Subsidiaries on a consolidated basis are Solvent.
(k)    Receipt by the Administrative Agent of a Loan Notice with respect to the Eleventh Amendment Incremental Term Loan in accordance with the requirements of the Amended Credit Agreement.
(l)    Receipt by the Administrative Agent, each Incremental Term Loan Lender and each other Lender of all documentation and other information that it has reasonably requested in writing that it has reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.
(m)    To the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent, each Incremental Term Loan Lender and each other Lender, to the extent requested by the Administrative Agent, such Incremental Term Loan Lender or such other Lender, of a Beneficial Ownership Certification in relation to such Borrower.
(n)    Receipt by Bank of America (or any of its designated Affiliates) of any fees owing to Bank of America (or any of its designated Affiliates), the Arrangers, the Administrative Agent, the Incremental Term Loan Lenders and the Lenders that are required to be paid on or before the Eleventh Amendment Effective Date.

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(o)    Unless waived by the Administrative Agent, payment by the Company of all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel, if so requested by the Administrative Agent) to the extent invoiced prior to or on the Eleventh Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

For purposes of determining compliance with the conditions specified in this Section 3, each Incremental Term Loan Lender and each other Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to an Incremental Term Loan Lender or a Lender unless the Administrative Agent shall have received notice from such Incremental Term Loan Lender or other Lender prior to the Eleventh Amendment Effective Date specifying its objections.

4.    Miscellaneous.

(a)    The Loan Documents, and the obligations of the Loan Parties thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.
(b)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment and the transactions contemplated hereby (including the incurrence of the Eleventh Amendment Incremental Term Loan), (ii) affirms all of its obligations under the Loan Documents to which it is a party, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents to which it is a party. Each Loan Party hereby acknowledges that, as of the Eleventh Amendment Effective Date, the security interests and Liens granted to the Administrative Agent for the benefit of the holders of the Obligations under the Collateral Documents to secure the Obligations are in full force and effect, are properly perfected, and are enforceable in accordance with the terms of the Security Agreement and the other Loan Documents.
(c)    Each Loan Party hereby represents and warrants to the Administrative Agent, the Incremental Term Loan Lenders and the other Lenders as follows:
(i)    The execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not (A) contravene the terms of any of such Loan Party’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.
(ii)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, subject to laws generally affecting creditors’ rights, to statutes of limitations and to principles of equity.
(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment or the Amended Credit Agreement.
(iv)    After giving effect to this Amendment: (A) the representations and warranties of such Loan Party set forth in Article VI of the Amended Credit Agreement

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and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Eleventh Amendment Effective Date with the same effect as if made on and as of the Eleventh Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 4(c)(iv)(A), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Amended Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.01 of the Amended Credit Agreement; and (B) no Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.
(v)    The Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the Eleventh Amendment Effective Date that are required to become Guarantors pursuant to the Existing Credit Agreement on or prior to the Eleventh Amendment Effective Date.
(d)    Each Incremental Term Loan Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Amended Credit Agreement (subject to receipt of such consents as may be required under the Amended Credit Agreement), (C) from and after the Eleventh Amendment Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Existing Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender under the Amended Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(e)    Each of the Administrative Agent and each Loan Party agree that, as of the Eleventh Amendment Effective Date, each Incremental Term Loan Lender shall (i) be a party to the Amended Credit Agreement (and, as applicable, the other Loan Documents), (ii) be a “Lender”, an “Incremental Term Loan Lender” and a “Term B-4 Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender, an Incremental Term Loan Lender and a Term B-4 Lender under the Amended Credit Agreement and the other Loan Documents.
(f)    The address of each Incremental Term Loan Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such Incremental Term Loan Lender to the Administrative Agent.
(g)    Each Incremental Term Loan Lender and each other Lender party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Incremental Term Loan Lender or other Lender set forth in the Amended Credit Agreement are true and correct as of the Eleventh Amendment Effective Date. Each party hereto acknowledges and agrees to the provisions set forth in Section 11.20 of the Amended Credit Agreement.

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(h)    Subject to Section 11.16 of the Amended Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. The authorization under this Section 4(h) may include use or acceptance by the Administrative Agent, each Incremental Term Loan Lender and each other Lender of a manually signed paper copy of this Amendment which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Amendment converted into another format, for transmission, delivery and/or retention.
(i)    This Amendment is a Loan Document, a Lender Joinder Agreement, and an Incremental Facility Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness hereof, all references to the “Credit Agreement” set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Amended Credit Agreement.
(j)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AMENDMENT SHALL BE FURTHER SUBJECT TO THE TERMS AND CONDITIONS OF SECTIONS 11.14 AND 11.15 OF THE AMENDED CREDIT AGREEMENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered by a duly authorized officer as of the date first above written.
COMPANY:            FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
a Louisiana limited liability company
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
PARENT:            FLEETCOR TECHNOLOGIES, INC.,
a Delaware corporation
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
DESIGNATED
BORROWERS:            FLEETCOR UK ACQUISITION LIMITED,
a private limited company registered in England and Wales
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Director
ALLSTAR BUSINESS SOLUTIONS LIMITED,
a private limited company registered in England and Wales
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:     Director
BUSINESS FUEL CARDS PTY LTD (formerly FleetCor Technologies Australia Pty Ltd), a proprietary limited company registered in Australia, in accordance with section 127 of the Corporations Act 2001 (Cth)
ACN 161 721 106
By:    /s/ David Britten
Name:    David Britten
Title:    Director
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Director

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FLEETCOR TECHNOLOGIES NEW ZEALAND LIMITED,
a company registered in New Zealand
By:    /s/ Steven Joseph Pisciotta
Name:    Steven Joseph Pisciotta
Title:     Director
FLEETCOR LUXEMBOURG HOLDING2,
a société à responsabilité limitée incorporated under the laws of Luxembourg
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Type A Manager
ADDITIONAL
BORROWER:            CAMBRIDGE MERCANTILE CORP. (U.S.A.),
a Delaware corporation
By:    /s/ Mark Frey
Name:    Mark Frey
Title:    President
GUARANTORS:        CFN HOLDING CO.,
a Delaware corporation
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
CLC GROUP, INC.,
a Delaware corporation
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
CORPORATE LODGING CONSULTANTS, INC.,
a Kansas corporation
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer

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CREW TRANSPORTATION SPECIALISTS, INC.,
a Kansas corporation
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
MANNATEC, INC.,
a Georgia corporation
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
FLEETCOR FUEL CARDS LLC,
a Delaware limited liability company
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
PACIFIC PRIDE SERVICES, LLC,
a Delaware limited liability company
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
NVOICEPAY, INC.,
an Oregon corporation
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
GEHL COMPANIES, INC.,
a Minnesota corporation
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
TA CONNECTIONS MN, LLC,
a Minnesota limited liability company
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer

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TA CONNECTIONS IL, LLC,
an Illinois limited liability company
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
FCHC HOLDING COMPANY, LLC,
a Delaware limited liability company
By:    /s/ John Coughlin
Name:    John Coughlin
Title:    President
COMDATA INC.,
a Delaware corporation
By:    /s/ Robert E. Kribbs
Name:    Robert E. Kribbs
Title:    Vice President
COMDATA TN, INC.,
a Tennessee corporation
By:    /s/ Robert E. Kribbs
Name:    Robert E. Kribbs
Title:    Vice President
COMDATA NETWORK, INC. OF CALIFORNIA,
a California corporation
By:    /s/ Robert E. Kribbs
Name:    Robert E. Kribbs
Title:    Vice President
CAMBRIDGE MERCANTILE CORP. (NEVADA),
a Delaware corporation
By:    /s/ Christopher Morris
Name:    Christopher Morris
Title:    President

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COMDATA LA, LLC,
a Louisiana limited liability company
By:    Comdata Inc., a Delaware corporation, its sole member
By:    /s/ Robert E. Kribbs
Name:    Robert E. Kribbs
Title:    Vice President
CORPAY ONE, INC.,
a Delaware corporation

By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer

TA CONNECTIONS DE, LLC,
a Delaware limited liability company

By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer

ALE SOLUTIONS, INC.,
an Illinois corporation
By:    /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
ASSOCIATED FOREIGN EXCHANGE HOLDINGS, INC.,
a California corporation
By:    /s/ Mark Frey
Name:    Mark Frey
Title:    President
ASSOCIATED FOREIGN EXCHANGE, INC.,
a California corporation
By:    /s/ Mark Frey
Name:    Mark Frey
Title:    President

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ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Felicia Brinson
Name:    Felicia Brinson
Title:    Assistant Vice President

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INCREMENTAL TERM
LOAN LENDERS:        BANK OF AMERICA, N.A.,
as an Incremental Term Loan Lender
By:    /s/ Ryan Maples
Name:    Ryan Maples
Title:    Senior Vice President

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LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer
By:    /s/ Ryan Maples
Name:    Ryan Maples
Title:    Senior Vice President

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ABR Reinsurance LTD.
as a Lender
By: BlackRock Financial Management, Inc.
its Investment Manager

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Advanced Series Trust – AST Western Asset Core Plus Bond Portfolio
as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

AIMCO CLO 14, Ltd.
as a Lender
By: Allstate Investment Management Company
as Collateral Manager

By:    /s/ Kyle Roth
Name:    Kyle Roth
Title:    Portfolio Manager

[If a second signature is necessary:

By:    /s/ Christopher Goergen
Name:    Christopher Goergen
Title:    Sr. Portfolio Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Alaska Electrical Pension Fund
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Allegany Park CLO, Ltd.
as a Lender

By: GSO/Blackstone Debt Funds Management LLC
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ALLSTATE INSURANCE COMPANY
as a Lender
By:    /s/ Kyle Roth
Name:    Kyle Roth
Title:    Portfolio Manager

[If a second signature is necessary:

By:    /s/ Christopher Goergen
Name:    Christopher Goergen
Title:    Sr. Portfolio Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

AMERICAN CHEMICAL SOCIETY,
as a Lender
By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Ameriprise Certificate Company,
as a Lender

By:    /s/ Jerry R. Howard
Name:    Jerry R. Howard
Title:    Assistant Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

AMMC CLO 15, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By:    /s/ David Meyer
Name:    David Meyer
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

AMMC CLO XI, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By:    /s/ David Meyer
Name:    David Meyer
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Anne Arundel County, Maryland / Anne Arundel County Retirement & Pension System
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

JFIN CLO 2017-II Ltd.,
as a Lender
By: Apex Credit Partners LLC
By:    /s/ Andrew Stern
Name:    Andrew Stern
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Apex Credit CLO 2018 Ltd.,
as a Lender

By:    /s/ Andrew Stern
Name:    Andrew Stern
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Apex Credit CLO 2018-II Ltd.,
as a Lender

By: Apex Credit Partners LLC

By:    /s/ Andrew Stern
Name:    Andrew Stern
Title:    Managing Director

Apex Credit CLO 2019 Ltd.,
as a Lender

By: Apex Credit Partners,
its Asset Manager

By:    /s/ Andrew Stern
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Name:    Andrew Stern
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Apex Credit CLO 2019-II Ltd.,
as a Lender

By: Apex Credit Partners LLC

By:    /s/ Andrew Stern
Name:    Andrew Stern
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Apex Credit CLO 2020 Ltd.,
as a Lender

By: Apex Credit Partners,
its Asset Manager

By:    /s/ Andrew Stern
Name:    Andrew Stern
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Ares Loan Trust 2011
as a Lender

By: Ares Management LLC
its Investment Manager

By:    /s/ Joanne HansonBonney
Name:    Joanne HansonBonney
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Ascension Alpha Fund, LLC
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ASSOCIATED BANK, N.A.,
as a Lender
By:    /s/ Scott H. Savidan
Name:    Scott H. Savidan
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

AZB FUNDING 12 LIMITED,
as a Lender
By:    /s/ Chris Jones
Name:    Chris Jones
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Ballyrock CLO 15 Ltd.
as a Lender

By: Ballyrock Investment Advisors LLC,
as Collateral Manager

By:    /s/ Christopher Maher
Name:    Christopher Maher
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Ballyrock CLO 16 Ltd.
as a Lender

By: Ballyrock Investment Advisors LLC,
as Collateral Manager

By:    /s/ Christopher Maher
Name:    Christopher Maher
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BANCO DE SABADELL, S.A. MIAMI BRANCH
as a Lender
By:    /s/ Ignacio Alcaraz
Name:    Ignacio Alcaraz
Title:    Head of Structured Finance Americas

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender
By:    /s/ David Vishny
Name:    David Vishny
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BANK OF TAIWAN, ACTING THROUGH ITS LOS ANAGELES BRANCH
as a Lender
By:    /s/ Dixon Ti-Kang Wang
Name:    Dixon Ti-Kang Wang
Title:    SVP & General Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Lender
By:    /s/ Sean Duggan
Name:    Sean Duggan
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2015-I,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2016-I,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2017-I,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2018-I,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2018-IV,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2019-I,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2019-II,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2020-I,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2015-II,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2018-II,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2018-III,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2019-III,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2019-IV,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2020-II,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2020-III,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARINGS CLO LTD. 2021-II,
as a Lender
By: Barings LLC,
as Collateral Manager

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BEL-AIR LOAN FUND LLC,
as a Lender
By: Barings LLC,
as Investment Adviser

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BRIGHTHOUSE LIFE INSURANCE COMPANY,
as a Lender
By: Brighthouse Services LLC,
as Adviser

By: Barings LLC
as Investment Adviser

By:    /s/ Charles Creech
Name:    Charles Creech
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BEAN CREEK CLO, LTD.,
as a Lender
By:    /s/ Bryan Higgins
Name:    Bryan Higgins
Title:    Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CLEAR CREEK CLO, LTD,
as a Lender
By:    /s/ Bryan Higgins
Name:    Bryan Higgins
Title:    Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

DEER CREEK CLO, LTD.,
as a Lender
By:    /s/ Bryan Higgins
Name:    Bryan Higgins
Title:    Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVER CREEK CLO, LTD.,
as a Lender
By:    /s/ Bryan Higgins
Name:    Bryan Higgins
Title:    Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK DEBT STRATEGIES FUND, INC.,
as a Lender
By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK DYNAMIC HIGH INCOME PORTFOLIO OF BLACKROCK FUNDS II,
as a Lender
By: BlackRock Advisors, LLC,
its Investment Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK FLOATING RATE INCOME PORTFOLIO OF BLACKROCK FUNDS V
as a Lender
By: BlackRock Advisors, LLC,
its Investment Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.
as a Lender
By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK FLOATING RATE INCOME TRUST,
as a Lender
By: BlackRock Advisors, LLC,
its Investment Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
as a Lender
By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK INCOME FUND OF BLACKROCK FUNDS V
as a Lender
By: BlackRock Advisors, LLC,
its Investment Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK LIMITED DURATION INCOME TRUST,
as a Lender
By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK MANAGED INCOME FUND OF BLACKROCK FUNDS II,
as a Lender
By: BlackRock Advisors LLC,
its Investment Manager

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK MULTI-STRATEGY CREDIT MASTER FUND LTD.,
as a Lender
By: BlackRock Financial Management, Inc.,
its Investment Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK PRIVATE INVESTMENTS FUND,
as a Lender
By: BlackRock Investment Advisors, LLC,
its Investment Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLACKROCK SENIOR FLOATING RATE PORTFOLIO,
as a Lender
By: BlackRock Investment Management, LLC,
its Investment Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BLUECROSS BLUESHIELD OF TENNESSEE, INC.,
as a Lender
By: Wellington Management Company, LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK N.A.,
as a Lender
By:    /s/ Madelyne Dreyfuss
Name:    Madelyne Dreyfuss
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Boilermaker-Blacksmith National Pension Trust
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Boyd Watterson Limited Duration Enhanced Income Fund,
as a Lender

By:    /s/ Mike Krushena
Name:    Mike Krushena
Title:    EVP – Portfolio Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BRIDGE STREET CLO II LTD,
as a Lender
By:    /s/ Jason Zelesnik
Name:    Jason Zelesnik
Title:    Chief Operating Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Brighthouse Funds Trust II – Brighthouse / Wellington Balanced Portfolio,
as a Lender

By: Wellington Management Company, LLP,
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Brighthouse Life Insurance Company,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Bristol Park CLO, Ltd.,
as a Lender

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Bronco Trading, LLC
as a Lender

By: Truist Bank,
as a Manager

By:    /s/ Connie Bailey-Blake
Name:    Connie Bailey-Blake
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Buckhorn Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Buttermilk Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

California State Teachers’ Retirement System,
as a Lender

By: Western Asset Management Company,
as Investment Manager and Agent

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon Capital CLO 2012-1 R, Ltd.,
as a Lender

By: Canyon CLO Advisors LLC,
as Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon Capital CLO 2014-1, Ltd.,
as a Lender

By: Canyon Capital Advisors LLC,
its Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon Capital CLO 2014-2, Ltd.,
as a Lender

By: Canyon Capital Advisors LLC,
its Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon Capital CLO 2015-1, Ltd.,
as a Lender

By: Canyon Capital Advisors LLC,
its Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon Capital CLO 2016-1, Ltd.,
as a Lender

By: Canyon Capital Advisors LLC,
its Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon Capital CLO 2017-1, Ltd.,
as a Lender

By: Canyon Capital Advisors LLC,
its Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon CLO 2019-1, Ltd.,
as a Lender

By: Canyon CLO Advisors LLC,
its Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon CLO 2020-1, Ltd.,
as a Lender

By: Canyon CLO Advisors LLC,
its Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon CLO 2020-3, Ltd.,
as a Lender

By: Canyon CLO Advisors LLC,
its Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon CLO 2021-2, Ltd.,
as a Lender

By: Canyon CLO Advisors LLC,

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Canyon CLO 2021-3, Ltd.,
as a Lender

By: Canyon CLO Advisors LLC,
its Warehouse Collateral Manager

By:    /s/ Johnathan M. Kaplan
Name:    Johnathan M. Kaplan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Elizabeth Masciopinto
Name:    Elizabeth Masciopinto
Title:    Duly Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Caterpillar Investment Trust,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CATHAY BANK,
as a Lender
By:    /s/ Dean Kawai
Name:    Dean Kawai
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Cayuga Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2017-1, LTD.,
as a Lender
By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2017-2, LTD.,
as a Lender
By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2017-3, LTD.,
as a Lender
By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2017-4, LTD.,
as a Lender
By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2018-5, LTD.,
as a Lender
By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2018-6, LTD.,
as a Lender
By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2018-7, LTD.,
as a Lender
By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2018-8, LTD.,
as a Lender
By: CBAM CLO Management LLC,
as Portfolio Manager

By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2019-10, LTD.,
as a Lender
By: CBAM CLO Management LLC,
as Portfolio Manager

By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2019-11, LTD.,
as a Lender
By: CBAM CLO Management LLC,
as Portfolio Manager

By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2019-9, LTD.,
as a Lender

By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2020-12, LTD.,
as a Lender

By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CBAM 2020-13, LTD.,
as a Lender

By:    /s/ Sagar Karsaliya
Name:    Sagar Karsaliya
Title:    Associate

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CENTRAL PACIFIC BANK,
as a Lender
By:    /s/ Roderick Peroff
Name:    Roderick Peroff
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Chenango Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Chubb Bermuda Insurance Ltd,
as a Lender

By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Chubb Tempest Reinsurance Ltd,
as a Lender

By: KKR FI Advisors LLC

By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CIFC Funding 2021-III, Ltd.
as a Lender

By: CIFC Asset Management LLC,
its Collateral Manager

By:    /s/ Robert Mandery
Name:    Robert Mandery
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Cirrus Funding 2018-1, Ltd.,
as a Lender

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CIT BANK, N.A.,
as a Lender (Term Loan A & Term B-4)
By:    /s/ Terence Sullivan
Name:    Terence Sullivan
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender
By:    /s/ Joelle Gavlick
Name:    Joelle Gavlick
Title:    Attorney in Fact

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Ryan McGeary
Name:    Ryan McGeary
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Civil Aviation Authority Pension Scheme,
as a Lender

By: BlackRock Financial Management Inc.,
as agent for and on behalf of BlackRock Investment Management (UK) Limited as Investment Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Ragrimes d’Assurance de l’Industrie de la construction du Quabec as a Lender

By: BlackRock Asset Management Canada Limited,
as Portfolio Manager

By: BlackRock Financial Management Inc.
as Sub-Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Cook Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Credit Industriel et Commercial, New York Branch,
as a Lender

By:    /s/ Garry Weiss
Name:    Garry Weiss
Title:    Managing Director

By:    /s/Brian Moriarty
Name:    Brian Moriarty
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Crown Point CLO 10, Ltd.,
as a Lender

By: Pretium Credit CLO Management LLC,
as Collateral Manager

By:    /s/ Johnathan Chin
Name:    Johnathan Chin
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CVC CP USD Loan Trust 2019,
as a Lender

By: CVC Credit Partners, LLC

By:    /s/ Gretchen Bergstresser
Name:    Gretchen Bergstresser
Title:    Senior Portfolio Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Daughters of Charity of St. Vincent De Paul, Province of the West,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Delaware Life Insurance Company,
as a Lender

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Dewolf Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

DoubleLine Capital LP as Investment Advisor to: DoubleLine Low Duration Bond Fund,
as a Lender

By:    /s/ Peter Hwang
Name:    Peter Hwang
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE,
as a Lender

By:    /s/ Peter Hwang
Name:    Peter Hwang
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Dow Retirement Group Trust,
as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

DowDuPont Incorporated,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

E.I. du Pont de Nemours and Company,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund,
as a Lender

By:    /s/ Christopher Maher
Name:    Christopher Maher
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Fidelity Floating Rate High Income Fund,
as a Lender

                For: Fidelity Investments Canada ULC
                as Trustee of Fidelity Floating Rate High Income Fund

By:    /s/ Christopher Maher
Name:    Christopher Maher
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Dan Komitor
Name:    Dan Komitor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Fillmore Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

First American Home Warranty Corporation,
as a Lender

By: Wellington Management Company LLC,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

First American Title Insurance Company,
as a Lender

By: Wellington Management Company LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

FIRST COMMONWEALTH BANK,
as a Lender
By:    /s/ David Wright
Name:    David Wright
Title:    Officer, Corporate Banking

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

FIRST HORIZON BANK successor by conversion to FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ Robb Hoover
Name:    Robb Hoover
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

FIRST MERCHANTS BANK,
as a Lender
By:    /s/ Margaret L. Hoke
Name:    Margaret L. Hoke
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

FIRST MIDWEST BANK,
as a Lender
By:    /s/ Michael Trunck
Name:    Michael Trunck
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

FIRST NATIONAL BANK OF OMAHA,
as a Lender
By:    /s/ Dale Ervin
Name:    Dale Ervin
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

FLUSHING BANK,
as a Lender
By:    /s/ Jacqueline Yu
Name:    Jacqueline Yu
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Fonds de Formation des Salaries de L’Industrie de la Construction de Quebec,
as a Lender

By: BlackRock Asset Management Canada Limited
as Portfolio Manager

By: BlackRock Financial Management Inc.,
as Sub-Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

GILBERT PARK CLO, LTD,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender
By:    /s/ Mahesh Mohan
Name:    Mahesh Mohan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Golub Capital Partners CLO 19(B)-R, Ltd.,
as a Lender

By: GC Advisors LLC,
as Collateral Manager

By:    /s/ Scott Morrison
Name:    Scott Morrison
Title:    Designated Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Golub Capital Partners CLO 22(B)-R, Ltd.,
as a Lender

By: OPAL BSL LLC,
as Collateral Manager

By:    /s/ Scott Morrison
Name:    Scott Morrison
Title:    Designated Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Golub Capital Partners CLO 23(B)-R, Ltd.,
as a Lender

By: OPAL BSL LLC,
as Collateral Manager

By:    /s/ Scott Morrison
Name:    Scott Morrison
Title:    Designated Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Golub Capital Partners CLO 26(B)-R, Ltd.,
as a Lender

By: OPAL BSL LLC,
as Collateral Manager

By:    /s/ Scott Morrison
Name:    Scott Morrison
Title:    Designated Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Golub Capital Partners CLO 35(B), Ltd.,
as a Lender

By: GC Advisors LLC,
as Collateral Manager

By:    /s/ Scott Morrison
Name:    Scott Morrison
Title:    Designated Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Golub Capital Partners CLO 43(B), Ltd.,
as a Lender

By: OPAL BSL LLC,
as Collateral Manager

By:    /s/ Scott Morrison
Name:    Scott Morrison
Title:    Designated Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Golub Capital Partners CLO 50(B), Ltd.,
as a Lender

By: OPAL BSL LLC,
as Collateral Manager

By:    /s/ Scott Morrison
Name:    Scott Morrison
Title:    Designated Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Greenwood Park CLO Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Grippen Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager to Warehouse Parent, Ltd.

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

GSO Loan Trust 2010,
as a Lender

By: GSO Capital Advisors LLC,
as its Investment Advisor

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

GSO Loan Trust 2011,
as a Lender

By: GSO Capital Advisors LLC,
as its Investment Advisor

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Hand Composite Employee Benefit Trust – WA Core Plus Bond CIF,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Harbor Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Harriman Park CLO, Ltd.,
as a Lender

By: Blackstone / GSO CLO Management LLS,
as Collateral Manager

By: GSO / Blackstone Debt Funds Management LLC,
its Managing Member

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

The Hartford Floating Rate Fund,
as a Lender

By: Wellington Management Company, LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

The Hartford Inflation Plus Fund,
as a Lender

By: Wellington Management Company, LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Hartford Multi-Asset Income and Growth Fund,
as a Lender

By: Wellington Management Company, LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Hartford Short Duration ETF,
as a Lender

By: Wellington Management Company, LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Hartford Total Return Bond ETF,
as a Lender

By: Wellington Management Company, LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Hartford Total Return Bond HLS Fund,
as a Lender

By: Wellington Management Company, LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Henson Warehouse 2021, Ltd.,
as a Lender

By: HPS Investment Partners, LLC,
as Collateral Manager

By:    /s/ Serge Adam
Name:    Serge Adam
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

HRSIH Debt II LLC,
as a Lender

By: Apollo Credit Management (Senior Loans), LLC,
its Investment Manager

By:    /s/ Lacary Sharpe
Name:    Lacary Sharpe
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK,
as a Lender
By:    /s/ Mustafa Khan
Name:    Mustafa Khan
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

HYFI AQUAMARINE LOAN FUND,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ICG Rhinebeck CLO 2021-4, Ltd.,
as a Lender

By:    /s/ Seth Katzenstein
Name:    Seth Katzenstein
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ICG US CLO 2014-3, Ltd.,
as a Lender

By:    /s/ Seth Katzenstein
Name:    Seth Katzenstein
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ICG US CLO 2020-1, Ltd.,
as a Lender

By:    /s/ Seth Katzenstein
Name:    Seth Katzenstein
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Independent Bank,
as a Lender

By:    /s/ Travis Brooks
Name:    Travis Brooks
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Indiana University,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Iowa Public Employees’ Retirement System,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Iron Workers Locals 40, 361 & 417 Pension Fund,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

JFIN CLO 2013 LTD.,
as a Lender
By: Apex Credit Partners LLC,
as Portfolio Manager

By:    /s/ Andrew Stern
Name:    Andrew Stern
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

DoubleLine Capital LP as Sub-Advisor to:
JNL / DoubleLine Shiller Enhanced CAPE Fund,
as a Lender

By:    /s/ Peter Hwang
Name:    Peter Hwang
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

John Hancock Variable Insurance Trust – Investment Quality Bond Trust,
as a Lender

                By: Wellington Management Company, LLC,
                as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

JPMBI re Blackrock Bankloan Fund,
as a Lender

                By: BlackRock Financial Management Inc.,
                as Sub-Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Kern County Employees Retirement Association,
as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

DoubleLine Capital LP as Investment Advisor to: KF Financial Investments, Ltd.,
as a Lender

By:    /s/ Peter Hwang
Name:    Peter Hwang
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 11 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 12 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 14 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 15 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 17 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 18 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 20 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 21 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 22 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 23 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 24 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 25 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 26 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 27 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 28 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 29 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 30 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 31 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 32 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 33 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 34 LTD.,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 35 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 36 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 37 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 38 LTD,
as a Lender
By: KKR Financial Advisors II,
as Collateral Manager

By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 39 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR CLO 9 LTD,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR DAF SYNDICATED LOAN AND HIGH YIELD FUND DESIGNATED ACTIVITY COMPANY,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

KKR FINANCIAL CLO 2013-I, LTD.,
as a Lender
By:    /s/ Jeffery Smith
Name:    Jeffery Smith
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

DoubleLine Capital LP as Investment Advisor to: Koch Financial Assets V, LLC
as a Lender

By:    /s/ Peter Hwang
Name:    Peter Hwang
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Kraft Heniz Company Master Retirement Trust
as a Lender

By: Wellington Management Company LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Legg Mason Global Funds plc – Western Asset UCITS SMASH Series Core Plus Completion Fund
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Locals 302 & 612 of the International Union of Operating Engineers – Employers Construction Industry Retirement Fund
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Long Point Park CLO Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

MALAGA LLC,
as a Lender
By:    /s/ Amy Tang
Name:    Amy Tang
Title:    Associate Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Master Trust For Joint Administration of Pension Plans
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

MATTERHORN LOAN TRUST 2015,
as a Lender
                By: Credit Suisse Asset Management, LLC
        as Investment Manager for BNY Mellon Trust Company (Cayman) Ltd.,             the trustee for Matterhorn Loan Trust 2015

By:    /s/ Thomas Flannery
Name:    Thomas Flannery
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

MCIC Vermont (A Reciprocal Risk Retention Group)
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Medici Trust 2019,
as a Lender

By: HPS Investment Partners, LLC,
its Investment Manager

By:    /s/ Serge Adam
Name:    Serge Adam
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Medtronic Holdings SARL,
as a Lender

By: Wellington Management Company, LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

MIDFIRST BANK,
as a Lender
By:    /s/ Tim Daniels
Name:    Tim Daniels
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Minnesota State Board of Investment,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD.,
as a Lender
By:    /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Executive Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Morgan Stanley Bank, N.A.,
as a Lender

By:    /s/ Scott Evan
Name:    Scott Evan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Morgan Stanley Pathway Fund – Core Fixed Income Fund,
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD.,
as a Lender
By:    /s/ George Stoecklein
Name:    George Stoecklein
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Multi-Strategy Credit Fund,
as a Lender

By: BlackRock Financial Management Inc.,
as Sub-Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Myers Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

NC GARNET FUND, L.P.
as a Lender
By: NC Garnet Fund (GenPar), LLC,
its General Partner

By: BlackRock Financial Management, Inc.
its Manager

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

New Mountain CLO 2 Ltd.,
as a Lender

By:    /s/ Ivo Turkedjiev
Name:    Ivo Turkedjiev
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

New Mountain CLO 3 Ltd.,
as a Lender

By:    /s/ Ivo Turkedjiev
Name:    Ivo Turkedjiev
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

New York State Insurance Fund,
as a Lender

By: BlackRock Financial Management Inc.,
its Investment Manager

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

NF Loan Trust 2016,
as a Lender

By: Neuberger Berman Investment Advisers LLC
as Investment Manager

By:    /s/ Colin Donlan
Name:    Colin Donlan
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Niagara Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Nuveen Credit Strategies Income Fund,
as a Lender

By: Nuveen Asset Management, LLC

By:    /s/ Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Nuveen Diversified Dividend & Income Fund,
as a Lender

By: Nuveen Asset Management, LLC

By:    /s/ Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Nuveen Floating Rate Income Fund,
as a Lender

By: Nuveen Asset Management, LLC

By:    /s/ Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Nuveen Floating Rate Income Opportunity Fund,
as a Lender

By: Nuveen Asset Management, LLC

By:    /s/ Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Nuveen Senior Income Fund,
as a Lender

By: Nuveen Asset Management, LLC

By:    /s/ Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Nuveen Short Duration Credit Opportunities Fund,
as a Lender

By: Nuveen Asset Management, LLC

By:    /s/ Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Nuveen Tax Advantaged Total Return Strategy Fund,
as a Lender

By: Nuveen Asset Management, LLC

By:    /s/ Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Ocean Trails CLO V
as a Lender

By: Five Arrows Managers North America LLC,
as Asset Manager

By:    /s/ Bradley K. Bryan
Name:    Bradley K. Bryan
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Octagon Loan Trust 2010
as a Lender

By: Octagon Credit Investors, LLC
as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Optum Bank, Inc.
as a Lender

By: GSO Capital Advisors LLC
as Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Pacific Select Fund – Diversified Bond Portfolio
as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Palmer Square Income Plus Fund
as a Lender

By:    /s/ Kate Doehring
Name:    Kate Doehring
Title:    Associate Portfolio Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Palmer Square Income Plus Fund LLC
as a Lender

By: Palmer Square Capital Management LLC,
as Portfolio Manager

By:    /s/ Kate Doehring
Name:    Kate Doehring
Title:    Associate Portfolio Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Pension Benefit Guaranty Corporation
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Pension Benefit Guaranty Corporation
as a Lender

By: Wellington Management Company LLP,
as Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION
as a Lender
By:    /s/ Kathryn Williams
Name:    Kathryn Williams
Title:    SVP

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

PF Managed Bond Fund
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Pioneer Floating Rate Fund
as a Lender

By: Amundi Asset Management US, Inc.,
its Investment Adviser

By:    /s/ Margaret C. Begley
Name:    Margaret C. Begley
Title:    Secretary and Associate General Counsel

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Pioneer Investments Diversified Loans Fund
as a Lender

By: Amundi Asset Management US, Inc.,
its Investment Adviser

By:    /s/ Margaret C. Begley
Name:    Margaret C. Begley
Title:    Secretary and Associate General Counsel

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Pioneer Multi-Asset Ultrashort Income Fund
as a Lender

By: Amundi Asset Management US, Inc.,
its Investment Adviser

By:    /s/ Margaret C. Begley
Name:    Margaret C. Begley
Title:    Secretary and Associate General Counsel

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Andrew Fraser
Name:    Andrew Fraser
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Preferred Mutual Insurance Company
as a Lender

By: Wellington Management Company LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Principal Funds Inc, - Diversified Real Asset Fund
as a Lender

By: Symphony Asset Management LLC

By:    /s/ Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

QCC Insurance Company
as a Lender

By: Wellington Management Company LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

RAYMOND JAMES BANK,
as a Lender
By:    /s/ Cory Castillo
Name:    Cory Castillo
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK,
as a Lender
By:    /s/ Jason Douglas
Name:    Jason Douglas
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Renaissance Trust 2009
as a Lender

By: HPS Investment Partners LLC,
its Sub-Investment Manager

By:    /s/ Serge Adam
Name:    Serge Adam
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

RiverSource Life Insurance Company
as a Lender

By:    /s/ Jerry R. Howard
Name:    Jerry R. Howard
Title:    Assistant Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ROYAL BANK OF CANADA,
as a Lender
By:    /s/ Ian Sinclair
Name:    Ian Sinclair
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

RR 17 LTD
as a Lender
By:    /s/ Lacary Sharpe
Name:    Lacary Sharpe
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Russell Investments Fixed Income Pool
as a Lender

By:    /s/Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Russell Investments Institutional Funds LLC Core Bond Fund
as a Lender

By:    /s/Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SAEV Masterfonds Wellington Global High Yield
as a Lender

By: Wellington Management Company LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Safety Insurance Company
as a Lender

By: Wellington Management Company LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Sandstone Peak Ltd.
as a Lender

By: Beach Point CLO Management LLC
its Portfolio Manager

By:    /s/Carl Goldsmith
Name:    Carl Goldsmith
Title:    Co-Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SANTANDER BANK, N.A.,
as a Lender
By:    /s/ Irv Roa
Name:    Irv Roa
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SARANAC CLO V LIMITED,
as a Lender
By: Canaras Capital Management, LLC
as Sub-Investment Adviser

By:    /s/ Andrew Heller
Name:    Andrew Heller
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SARANAC CLO VI LIMITED,
as a Lender
By: Canaras Capital Management, LLC
as Service Provider

By:    /s/ Andrew Heller
Name:    Andrew Heller
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SARANAC CLO VIII LIMITED,
as a Lender
By: Saranac CLO Management, LLC
as Service Provider

By:    /s/ Andrew Heller
Name:    Andrew Heller
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Seasons Series Trust – SA Multi-Managed Diversified Fixed Income Portfolio
as a Lender
By: Wellington Management Company, LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Seasons Series Trust – SA Wellington Real Return Portfolio
as a Lender
By: Wellington Management Company, LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SEI Catholic Values Trust – Catholic Values Fixed Income Fund
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SEI Institutional Managed Trust – Core Fixed Income Fund
as a Lender
By: Western Asset Management Company
as Investment Manager and Agent

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Shackleton 2013-IV-R CLO Ltd.
as a Lender
By: Alcentra NY, LLC
as its Collateral Manager

By:    /s/ Robert Davis
Name:    Robert Davis
Title:    Sr. Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Shackleton 2014-V-R CLO Ltd.
as a Lender
By: Alcentra NY, LLC
as its Collateral Manager

By:    /s/ Robert Davis
Name:    Robert Davis
Title:    Sr. Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Shackleton 2015-VII-R CLO Ltd.
as a Lender
By: Alcentra NY, LLC
as its Collateral Manager

By:    /s/ Robert Davis
Name:    Robert Davis
Title:    Sr. Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Shackleton 2017-X CLO Ltd.
as a Lender
By: Alcentra NY, LLC
as its Collateral Manager

By:    /s/ Robert Davis
Name:    Robert Davis
Title:    Sr. Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Shackleton 2017-XI CLO, Ltd.
as a Lender
By: Alcentra NY, LLC
as its Collateral Manager

By:    /s/ Robert Davis
Name:    Robert Davis
Title:    Sr. Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Shackleton 2018-XII CLO, Ltd.
as a Lender
By: Alcentra NY, LLC
as its Collateral Manager

By:    /s/ Robert Davis
Name:    Robert Davis
Title:    Sr. Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Shackleton 2019-XV CLO, Ltd.
as a Lender
By: Alcentra NY, LLC
as its Collateral Manager

By:    /s/ Robert Davis
Name:    Robert Davis
Title:    Sr. Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Sheet Metal Workers’ National Pension Fund
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender
By:    /s/ Maria Levy
Name:    Maria Levy
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVER ROCK CLO I, LTD.
as a Lender
By: Silver Rock Management LLC
as Collateral Manager

By:    /s/ Patrick Hunnius
Name:    Patrick Hunnius
Title:    General Counsel & CCO

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Southwick Park CLO, Ltd.
as a Lender

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

DoubleLine Capital LP as Sub-Advisor to: SPDR DoubleLine Short Duration Total Return Tactical ETF
as a Lender

By:    /s/ Peter Hwang
Name:    Peter Hwang
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

St. George Corporation
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

STATE BANK OF INDIA CALIFORNIA,
as a Lender
By:    /s/ Mateen Saberi
Name:    Mateen Saberi
Title:    Credit Analyst

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

STATE STREET BANK AND TRUST COMPANY,
as a Lender
By:    /s/ Crystal Bremberger
Name:    Crystal Bremberger
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Stewart Park CLO, Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

STIFEL BANK & TRUST,
as a Lender
By:    /s/ Daniel P. McDonald
Name:    Daniel P. McDonald
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

STOCK YARDS BANK & TRUST COMPANY,
as a Lender
By:    /s/ James E. Brown
Name:    James E. Brown
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Stone Tower Loan Trust 2010
as a Lender
By: Apollo Fund Management LLC,
as its Investment Manager

By:    /s/ Lacary Sharpe
Name:    Lacary Sharpe
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Stone Tower Loan Trust 2011
as a Lender
By: Apollo Fund Management LLC,
as its Investment Manager

By:    /s/ Lacary Sharpe
Name:    Lacary Sharpe
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH,
as a Lender
By:    /s/ Tim Ng
Name:    Tim Ng
Title:    Senior Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Sun Life Opportunistic Fixed Income Private Pool
as a Lender
By: Wellington Management Company LLP
as its Investment Manager

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Symphony CLO XV, Ltd.
as a Lender
By: Nuveen Asset Management, LLC

By:    /s/Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Symphony CLO XXII, Ltd.
as a Lender
By: Nuveen Asset Management, LLC

By:    /s/Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Symphony CLO XXVI, Ltd.
as a Lender
By: Nuveen Asset Management, LLC

By:    /s/Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK,
as a Lender
By:    /s/ Chandra Cockrell
Name:    Chandra Cockrell
Title:    Corporate Banker

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Taconic Park CLO Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Tallman Park CLO, Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TD BANK, N.A.,
as a Lender
By:    /s/ Steve Levi
Name:    Steve Levi
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TE Connectivity Retirement Savings and Investment Plan Trust
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Teachers Insurance and Annuity Association of America
as a Lender
By: Teachers Advisors, LLC a Delaware limited liability company, its Investment Manager

By:    /s/ Ron Poyle
Name:    Ron Poyle
Title:    Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TELOS CLO 2014-5, Ltd.,
as a Lender
By: Atalaya Capital Telos LLC,
as Collateral Manager

By:    /s/ Johnathan Tepper
Name:    Johnathan Tepper
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Thayer Park CLO Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

The Bank of New York Mellon Corporation Retirement Plans Master Trust
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

The Hartford Floating Rate High Income Fund
as a Lender
By: Wellington Management Company, LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

The Hartford Short Duration Fund
as a Lender
By: Wellington Management Company, LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

The Hartford Strategic Income Fund
as a Lender
By: Wellington Management Company, LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

The Hartford Total Return Bond Fund
as a Lender
By: Wellington Management Company, LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

The Walt Disney Company Retirement Plan Master Trust
as a Lender
By: Western Asset Management Company,
as Investment Manager and Agent

By:    /s/Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TICP CLO IX, Ltd.,
as a Lender
By: TICP CLO IX Management LLC
its Collateral Manager

By:    /s/Daniel Wanek
Name:    Daniel Wanek
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TICP CLO 2016-1, Ltd.,
as a Lender
By: TICP CLO C 2016-1 Management LLC
its Collateral Manager

By:    /s/Daniel Wanek
Name:    Daniel Wanek
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TICP CLO VII, Ltd.,
as a Lender
By: TICP CLO VII Management, LLC
its Collateral Manager

By:    /s/Daniel Wanek
Name:    Daniel Wanek
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TICP CLO VIII, Ltd.,
as a Lender
By: TICP CLO VIII Management, LLC
its Collateral Manager

By:    /s/Daniel Wanek
Name:    Daniel Wanek
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TICP CLO X, Ltd.,
as a Lender
By: TICP CLO X Management, LLC
its Collateral Manager

By:    /s/Daniel Wanek
Name:    Daniel Wanek
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TICP CLO XI, Ltd.,
as a Lender
By: TICP CLO XI Management, LLC
its Collateral Manager

By:    /s/Daniel Wanek
Name:    Daniel Wanek
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TJ-NonQualified, LLC – TJU NQ Core Plus Fixed Income Fund
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TJ-Qualified, LLC – TJU DB Core Plus Fixed Income Fund
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trimaran CAVU 2019-1 LTD.
as a Lender
By: Trimaran Advisors, L.L.C.

By:    /s/ Maureen K. Peterson
Name:    Maureen K. Peterson
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trimaran CAVU 2019-2 LTD.
as a Lender
By: Trimaran Advisors, L.L.C.

By:    /s/ Maureen K. Peterson
Name:    Maureen K. Peterson
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trimaran CAVU 2021-1 Ltd
as a Lender
By: Trimaran Advisors, L.L.C.

By:    /s/ Maureen K. Peterson
Name:    Maureen K. Peterson
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO IV, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO IX, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO VI, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO VII, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO VIII, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO X, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO XI, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO XII, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO XIV, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO XV, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO XVI, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO XVII, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Trinitas CLO XVIII, Ltd.
as a Lender

By:    /s/ Gibran Mahmud
Name:    Gibran Mahmud
Title:    Chief Investment Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

University of Notre Dame du Lac
as a Lender

By: Wellington Management Company LLP,
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Utica Mutual Insurance Company
as a Lender
By: Wellington Management Company LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

VALIC Company I – Inflation Protected Fund
as a Lender

By: Wellington Management Company LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 28A CLO, Limited
as a Lender

By: MJX Venture Management II LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 31 CLO, Limited
as a Lender

By: MJX Venture Management III LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 32 CLO, Limited
as a Lender

By: MJX Asset Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 33 CLO, Limited
as a Lender

By: MJX Asset Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 34 CLO, Limited
as a Lender

By: MJX Venture Management III, LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 35 CLO, Limited
as a Lender

By: MJX Asset Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 36 CLO, Limited
as a Lender

By: MJX Asset Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 37 CLO, Limited
as a Lender

By: MJX Asset Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 38 CLO, Limited
as a Lender

By: MJX Venture Management III LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 39 CLO, Limited
as a Lender

By: MJX Asset Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 40 CLO, Limited
as a Lender

By: MJX Asset Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture 41 CLO, Limited
as a Lender

By: MJX Venture Management III LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture XIII CLO, Limited
as a Lender

By: MJX Venture Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture XIX CLO, Limited
as a Lender

By: MJX Asset Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture XV CLO, Limited
as a Lender

By: MJX Asset Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture XXII CLO, Limited
as a Lender

By: MJX Venture Management II LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture XXIX CLO, Limited
as a Lender

By: MJX Venture Management II LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture XXVI CLO, Limited
as a Lender

By: MJX Venture Management LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture XXVII CLO, Limited
as a Lender

By: MJX Venture Management II LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture XXVIII CLO, Limited
as a Lender

By: MJX Venture Management II LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Venture XXX CLO, Limited
as a Lender

By: MJX Venture Management II LLC
its Investment Advisor

By:    /s/ Frederick Taylor
Name:    Frederick Taylor
Title:    Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Volunteer State Health Plan, Inc.
as a Lender

By: Wellington Management Company LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Voya Strategic Income Opportunities Fund
as a Lender

By: Voya Investment Management Co. LLC,
as its Investment Manager

By:    /s/ Kyle Crosse
Name:    Kyle Crosse
Title:    Assistant Vice President – Research Analyst

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

WCF Mutual Insurance Company
as a Lender

By: Wellington Management Company, LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Webster Park CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wellington Multi-Sector Credit Fund
as a Lender

By: Wellington Management Company, LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wellington Responsible Values Multi-Sector Credit Fund
as a Lender

By: Wellington Management Company, LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wellington Trust Company, National Association
Multiple Collective Investment Funds Trust II, Core Bond Plus / High Yield Bond Portfolio
as a Lender

By: Wellington Management Company, LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wellington Trust Company, National Association
Multiple Common Trust Funds Trust Bank Loan Portfolio
as a Lender

By: Wellington Management Company, LLP
as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wellington Trust Company, National Association
Multiple Common Trust Funds Trust, Core Bond Plus / High Yield Bond Portfolio
as a Lender

By: Wellington Management Company, LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wellman Park CLO, Ltd
as a Lender

By: Blackstone Liquid Credit Strategies, LLC
as Collateral Manager

By:    /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wellmark, Inc.
as a Lender

By: Wellington Management Company, LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Lex Mayers
Name:    Lex Mayers
Title:    SVP

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wespath Funds Trust
as a Lender

By: Wellington Management Company, LLP
as its Investment Advisor

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Western Asset Core Plus VIT Portfolio
as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Western Asset Funds, Inc. – Western Asset Core Plus Bond Fund
as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Western Asset SMASH Series Core Plus Completion Fund
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Whitebox CLO I, Ltd.
as a Lender

By:    /s/ Joon Kyung
Name:    Joon Kyung
Title:    Portfolio Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Whitebox CLO II, Ltd.
as a Lender

By:    /s/ Joon Kyung
Name:    Joon Kyung
Title:    Portfolio Manager

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wilmington Trust Collective Investment Trust – Western Asset Core Plus Bond CIT
as a Lender

By:    /s/ Rafael Gimarino
Name:    Rafael Gimarino
Title:    Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2013-1 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit SLS, LLC,
as Collateral Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2014-1 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit SLS, LLC,
as Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2014-2 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
as Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2015-1 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit SLS, LLC,
its Portfolio Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2016-2 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
its Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2017-1 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
its Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2017-3 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
its Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2017-4 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
as Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2018-1 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
as Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2018-2 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
as Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2019-3 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
as Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2019-2 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit EU, LLC,
as Collateral Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2021-1 CLO Ltd.
as a Lender

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2021-2 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
its Collateral Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Wind River 2021-3 CLO Ltd.
as a Lender

By: First Eagle Alternative Credit, LLC,
as Warehouse Collateral Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director / Co-Head

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

WINTRUST BANK, N.A.,
as a Lender
By:    /s/ Richard R. Howard
Name:    Richard R. Howard
Title:    Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ZURICH AMERICAN LIFE INSURANCE COMPANY,
as a Lender
By: BlackRock Financial Management Inc.,
its Investment Advisor

By:    /s/ Frank Milacci
Name:    Frank Milacci
Title:    Vice President
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

Annex A

Amended Credit Agreement

[see attached]
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ANNEX A

Published CUSIP Numbers:
Deal: 33903RAL3
Revolver A: 33903RAM1
Revolver B: 33903RAU3
Revolver C: 33903RAN9
Revolver D: 33903RAX7
Term A Loan: 33903RAP4
Term B-3 Loan: 33903RAV1
Term B-4 Loan: 33903RAY5

CREDIT AGREEMENT

Dated as of October 24, 2014
among
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
as a Borrower and as a Guarantor,
FLEETCOR TECHNOLOGIES, INC.,
as the Parent and as a Guarantor,
CERTAIN FOREIGN SUBSIDIARIES OF THE PARENT,
as Designated Borrowers,
THE ADDITIONAL BORROWER, TO THE EXTENT THE ADDITIONAL
BORROWER BECOMES A BORROWER HEREUNDER,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,
PNC CAPITAL MARKETS, LLC,
MUFG BANK, LTD.,
WELLS FARGO BANK, NATIONAL ASSOCIATION
and
TD BANK, N.A.,
as Co-Syndication Agents,
MIZUHO BANK, LTD.,
REGIONS BANK,
THE BANK OF NOVA SCOTIA,
FIFTH THIRD BANK, NATIONAL ASSOCIATION
and
BMO HARRIS BANK, N.A.,
as Co-Documentation Agents,
BARCLAYS BANK PLC,
CAPITAL ONE BANK, NATIONAL ASSOCIATION
and
ROYAL BANK OF CANADA,
as Co-Managing Agents
and
THE OTHER LENDERS PARTY HERETO
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BOFA SECURITIES, INC.,
PNC CAPITAL MARKETS, LLC
and
MUFG BANK, LTD.,
as Joint Lead Arrangers and Joint Bookrunners

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i
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SCHEDULES
1.01        Mandatory Cost Formulae
2.01        Commitments and Applicable Percentages
6.13        Subsidiaries
6.17    Intellectual Property
6.20(a)    Locations of Real Property
6.20(b)    Taxpayer and Organizational Identification Numbers
6.20(c)    Changes in Legal Name, State of Formation and Structure
8.01        Existing Liens
8.02        Existing Investments
8.03        Existing Indebtedness
11.02        Certain Addresses for Notices

EXHIBITS

A        Form of Loan Notice
B        Form of Swing Line Loan Notice
C        Form of Revolving Note
D         Form of Swing Line Note
E-1        Form of Term Note
E-2        Form of Incremental Term Note
F        Form of Compliance Certificate
G        Form of Joinder Agreement
H        Form of Assignment and Assumption
I        Form of Lender Joinder Agreement
J        Form of Designated Borrower Request and Assumption Agreement
K        Form of Designated Borrower Notice
L        Form of Solvency Certificate
M        Form of Security and Pledge Agreement
N        Form of Guaranty
O        Form of Notice of Loan Prepayment

v
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CREDIT AGREEMENT
This CREDIT AGREEMENT is entered into as of October 24, 2014 among FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, a Louisiana limited liability company (the “Company”), FLEETCOR TECHNOLOGIES, INC., a Delaware corporation (the “Parent”), certain Foreign Subsidiaries of the Parent party hereto pursuant to Section 2.16 (each a “Designated Borrower”), the Additional Borrower, to the extent the Additional Borrower becomes a Borrower hereunder pursuant to Section 7.12(b) (the Additional Borrower, together with the Designated Borrowers and the Company, the “Borrowers” and, each a “Borrower”), the Lenders (defined herein) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The Company has requested that the Lenders provide credit facilities for the purposes set forth herein, and the Lenders are willing to do so on the terms and conditions set forth herein.
In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
Article I.

DEFINITIONS AND ACCOUNTING TERMS
1.01Defined Terms.
As used in this Agreement, the following terms shall have the meanings set forth below:
“Acquisition”, by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of all or any substantial portion of the property of another Person or other acquisition of or investment in assets constituting a business unit, a line of business or division of such Person, or a majority of the Voting Stock of another Person, in each case whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise.
“Additional Borrower” has the meaning specified in Section 7.12(b).
“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Company and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“AFEX Acquisition” means the acquisition by the Company, directly or indirectly, of all of the issued and outstanding shares of common stock of Associated Foreign Exchange Holdings, Inc., a California corporation (“AFEX”), pursuant to and in accordance with that certain Stock Purchase Agreement, dated as of September 14, 2020, among Fred Kunik as Trustee of the Fred Kunik Family Trust dated May 5, 1999 and Irving Barr as Trustee of the Irving Barr Living Trust dated December 2, 1994, as sellers, the Company, as buyer, AFEX and Fred Kunik, as sellers’ representative.
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“Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution.
“Affected Tranche” has the meaning specified in Section 11.01.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Aggregate Revolving A Commitments” means the Revolving A Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving A Commitments in effect on the Fifth Amendment Effective Date is EIGHT HUNDRED MILLION DOLLARS ($800,000,000).
“Aggregate Revolving B Commitments” means the Revolving B Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving B Commitments in effect on the Fifth Amendment Effective Date is FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000).
“Aggregate Revolving C Commitments” means the Revolving C Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving C Commitments in effect on the Fifth Amendment Effective Date is THIRTY-FIVE MILLION DOLLARS ($35,000,000).
“Aggregate Revolving D Commitments” means the Revolving D Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving D Commitments in effect on the Eighth Amendment Effective Date is TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000).
“Aggregate Revolving Commitments” means the Aggregate Revolving A Commitments, the Aggregate Revolving B Commitments, the Aggregate Revolving C Commitments and/or the Aggregate Revolving D Commitments, as applicable.
“Agreement” means this Credit Agreement.
“All-In-Yield” means, with respect to any term loan facility (including the Term B-3 Loan, the Term B-4 Loan, and any other Incremental Term B Loan), the weighted average yield to maturity with respect to such term loan facility which shall take into account interest rate margins and any interest rate floors or similar devices, and shall be deemed to include any original issue discount and any fees (other than facility arrangement, structuring, underwriting or other closing fees and expenses not paid for the account of, or distributed to, all Lenders providing such term loan facility) paid or payable in connection with such term loan facility, in each case, as reasonably determined by the Administrative Agent in a manner consistent with customary financial practice based on an assumed four-year life to maturity or, if less, the actual remaining life to maturity of such term loan facility, commencing from the borrowing date of such term loan facility and assuming that the interest rate (including the Applicable Rate) for such term loan facility in effect on such borrowing date (after giving effect to the Indebtedness incurred in connection with such term loan facility) shall be the interest rate for the entire Weighted Average Life to Maturity of such term loan facility.
“AllStar” means AllStar Business Solutions Limited, a private limited company registered in England and Wales.
“Alternative Currency” means each of Euro, Sterling, Yen and each other currency (other than Dollars) that is approved in accordance with Section 1.06; provided, however, that if the

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interest rate with respect to any Alternative Currency becomes unavailable for any reason, such Alternative Currency shall not be considered an Alternative Currency hereunder until such time as an interest rate with respect to such Alternative Currency is agreed upon by the Company and the applicable Lenders in accordance with the terms hereof.
“Alternative Currency Daily Rate” means, for any day, with respect to any Credit Extension:
(a)    denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; and
(b)    denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06;
provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.
“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.
“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency, Australian Dollars or New Zealand Dollars, as determined by the Administrative Agent, Swing Line Lender or L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such currency with Dollars.
“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.

“Alternative Currency Term Rate” means, for any Interest Period, with respect to any Credit Extension:
(a)    denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period;
(b)    denominated in Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period; and
(c)    denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a term rate), the term rate per annum as

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designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06;
provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.
“Applicable Percentage” means, with respect to any Lender at any time, (a) with respect to such Lender’s Revolving A Commitment at any time, the percentage of the Aggregate Revolving A Commitments represented by such Lender’s Revolving A Commitment at such time, subject to adjustment as provided in Section 2.15; provided that if the commitment of each Lender to make Revolving A Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02 or if the Aggregate Revolving A Commitments have expired, then the Applicable Percentage of each Lender with respect to its Revolving A Commitment shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments, (b) with respect to such Lender’s Revolving B Commitment at any time, the percentage of the Aggregate Revolving B Commitments represented by such Lender’s Revolving B Commitment at such time, subject to adjustment as provided in Section 2.15; provided that if the commitment of each Lender to make Revolving B Loans has been terminated pursuant to Section 9.02 or if the Aggregate Revolving B Commitments have expired, then the Applicable Percentage of each Lender with respect to its Revolving B Commitment shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments, (c) with respect to such Lender’s Revolving C Commitment at any time, the percentage of the Aggregate Revolving C Commitments represented by such Lender’s Revolving C Commitment at such time, subject to adjustment as provided in Section 2.15; provided that if the commitment of each Lender to make Revolving C Loans has been terminated pursuant to Section 9.02 or if the Aggregate Revolving C Commitments have expired, then the Applicable Percentage of each Lender with respect to its Revolving C Commitment shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments, (d) with respect to such Lender’s Revolving D Commitment at any time, the percentage of the Aggregate Revolving D Commitments represented by such Lender’s Revolving D Commitment at such time, subject to adjustment as provided in Section 2.15; provided that if the commitment of each Lender to make Revolving D Loans has been terminated pursuant to Section 9.02 or if the Aggregate Revolving D Commitments have expired, then the Applicable Percentage of each Lender with respect to its Revolving D Commitment shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments, (e) with respect to such Lender’s portion of the outstanding Term A Loan at any time, the percentage of the outstanding principal amount of the Term A Loan held by such Lender at such time, (f) with respect to such Lender’s portion of the outstanding Term B-3 Loan at any time, the percentage of the outstanding principal amount of the Term B-3 Loan held by such Lender at such time, (g) with respect to such Lender’s portion of the outstanding Term B-4 Loan at any time, the percentage of the outstanding principal amount of the Term B-4 Loan held by such Lender at such time, (h) with respect to such Lender’s portion of any outstanding Incremental Term A Loan at any time, the percentage of the outstanding principal amount of such Incremental Term A Loan held by such Lender at such time, and (i) with respect to such Lender’s portion of any outstanding Incremental Term B Loan at any time, the percentage of the outstanding principal amount of such Incremental Term B Loan held by such Lender at such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on

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Schedule 2.01, on the Register, or in the Assignment and Assumption or other document pursuant to which such Lender becomes a party hereto, as applicable.
“Applicable Rate” means (a) with respect to any Incremental Term Loan, the percentage(s) per annum set forth in the Lender Joinder Agreement applicable thereto, (b) with respect to the Term B-3 Loan, 1.75% per annum in the case of Eurocurrency Rate Loans and 0.75% per annum in the case of Base Rate Loans, (c) with respect to the Term B-4 Loan, 1.75% per annum in the case of Eurocurrency Rate Loans and 0.75% per annum in the case of Base Rate Loans, (d) with respect to Revolving D Loans, (i) from the Eighth Amendment Effective Date through and including July 23, 2020, (A) 2.25% per annum, in the case of Eurocurrency Rate Loans, and (B) 1.25% per annum, in the case of Base Rate Loans, (ii) from July 24, 2020 through and including October 21, 2020, (A) 2.75% per annum, in the case of Eurocurrency Rate Loans, and (B) 1.75% per annum, in the case of Base Rate Loans, (iii) from October 22, 2020 through and including January 19, 2021, (A) 3.25% per annum, in the case of Eurocurrency Rate Loans, and (B) 2.25% per annum, in the case of Base Rate Loans, and (iv) thereafter, (A) 3.75% per annum, in the case of Eurocurrency Rate Loans, and (B) 2.75% per annum, in the case of Base Rate Loans, and (e) with respect to Revolving Loans (other than Revolving D Loans), the Term A Loan, Swing Line Loans, Letters of Credit and the Commitment Fee, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a):

Pricing Tier	Consolidated Leverage Ratio	Commitment Fee	Letter of Credit Fee	Eurocurrency Rate Loans/ Alternative Currency Loans/Swing Line Loans	Base Rate Loans
1	> 3.75:1.0	0.35%	1.75%	1.75%	0.75%
2	> 2.00:1.0 but < 3.75:1.0	0.30%	1.50%	1.50%	0.50%
3	< 2.00:1.0	0.25%	1.25%	1.25%	0.25%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Tier 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(a), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. With respect to Revolving Loans (other than Revolving D Loans), the Term A Loan, Swing Line Loans, Letters of Credit and the Commitment Fee, the Applicable Rate in effect from the Fifth Amendment Effective Date to the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a) for the fiscal quarter of the Parent ending March 31, 2019 shall be determined based upon Pricing Tier 2. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

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“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, Australian Dollars or New Zealand Dollars, the local time in the place of settlement for such currency as may be determined by the Administrative Agent, the Swing Line Lender or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.
“Applicant Borrower” has the meaning specified in Section 2.16(a).
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means (a) except with respect to the Term B-4 Loan, the Ninth Amendment, and the Eleventh Amendment, (i) BofA Securities, Inc., in its capacity as joint lead arranger and joint bookrunner, (ii) PNC Capital Markets, LLC, in its capacity as joint lead arranger and joint bookrunner, and (iii) MUFG Bank, Ltd. (f/k/a The Bank of Tokyo Mitsubishi UFJ, Ltd.), in its capacity as joint lead arranger and joint bookrunner, and (b) with respect to the Term B-4 Loan, the Ninth Amendment, and the Eleventh Amendment, Bank of America, MUFG Bank, Ltd., PNC Capital Markets, LLC, TD Securities (USA) LLC, Wells Fargo Securities, LLC, BMO Capital Markets Corp., Capital One, National Association, Fifth Third Bank, National Association, Mizuho Bank, Ltd., Regions Capital Markets, and The Bank of Nova Scotia, in each case, in its capacity as joint lead arranger and joint bookrunner.
“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit H or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.
“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease of any Person, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease and (c) in respect of any Receivables Facility of any Person, the amount of obligations outstanding on any date of determination that would be characterized as principal if such Receivables Facility had been structured as a secured loan rather than a sale. With respect to a Receivables Facility in which accounts and other assets are sold or contributed to a special purpose entity (including FleetCor Funding LLC), “Attributable Indebtedness” shall refer to the obligations of such special purpose entity.
“Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its Subsidiaries for the fiscal year ended December 31, 2016, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Parent and its Subsidiaries, including the notes thereto, audited by independent public accountants of recognized national standing and prepared in conformity with GAAP.
“Australian Corporations Act” means Corporations Act 2001 (Cth).
“Australian Dollar” means the lawful currency of Australia.

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“Availability Period” means, (a) with respect to the Revolving A Commitments, the period from and including the Third Amendment Effective Date to the earliest of (i) the Maturity Date for the Revolving A Loans, (ii) the date of termination of the Aggregate Revolving A Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Lender to make Revolving A Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02; (b) with respect to the Revolving B Commitments, the period from and including the Third Amendment Effective Date to the earliest of (i) the Maturity Date for the Revolving B Loans, (ii) the date of termination of the Aggregate Revolving B Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Lender to make Revolving B Loans pursuant to Section 9.02; (c) with respect to the Revolving C Commitments, the period from and including the Third Amendment Effective Date to the earliest of (i) the Maturity Date for the Revolving C Loans, (ii) the date of termination of the Aggregate Revolving C Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Lender to make Revolving C Loans pursuant to Section 9.02; and (d) with respect to the Revolving D Commitments, the period from and including the Eighth Amendment Effective Date to the earliest of (i) the Maturity Date for the Revolving D Loans, (ii) the date of termination of the Aggregate Revolving D Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Lender to make Revolving D Loans pursuant to Section 9.02
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of America” means Bank of America, N.A. and its successors.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurocurrency Rate plus 1.00%; provided, that, notwithstanding the foregoing, for any determination of the Base Rate with respect to Revolving D Loans, if the Base Rate for any such purpose shall be less than 2.00%, such rate shall be deemed 2.00% for such purposes under this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate. Base Rate Loans shall be made only to the Company or the Additional Borrower and shall be denominated in Dollars.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

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“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“BofA Securities” means BofA Securities, Inc.
“Borrower” and “Borrowers” each has the meaning specified in the introductory paragraph hereto.
“Borrower Materials” has the meaning specified in Section 7.02.
“Borrowing” means each of the following: (a) a borrowing of Swing Line Loans pursuant to Section 2.04 and (b) a borrowing consisting of simultaneous Loans of the same Type, in the same currency and, in the case of Eurocurrency Rate Loans and Alternative Currency Term Rate Loans, having the same Interest Period made by the Lenders pursuant to Section 2.01.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York or the state where the Administrative Agent’s Office is located and: (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars or a Domestic Swing Line Loan, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan or such Domestic Swing Line Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan or such Domestic Swing Line Loan, means any such day that is also a London Banking Day; (b) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day; (c) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom and (ii) Yen, means a day other than when banks are closed for general business in Japan; and (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.
“Businesses” means, at any time, a collective reference to the businesses operated by the Company and its Subsidiaries at such time.
“Cambridge Acquisition” means the acquisition by the Company, directly or indirectly, of all of the outstanding share capital of the Additional Borrower, pursuant to and in accordance with that certain Purchase and Sale Agreement dated as of April 28, 2017 by and among Permicom Permits Services, Inc., the Company, the Parent, Cambridge Mercantile Corp. and the other parties thereto.

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“Cambridge Disposition” means the Disposition by Comdata Inc., a Delaware corporation, of the Cambridge Equity Interests to FleetCor Luxembourg Holding1, a société à responsabilité limitée, incorporated under the laws of the Grand-Duchy of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B121520.
“Cambridge Equity Interests” means twenty percent (20%) of the Equity Interests of the Additional Borrower owned by Comdata Inc., a Delaware corporation.
“Capital Lease” means, as applied to any Person, any lease of any property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.
“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, L/C Issuer or Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the L/C Issuer or the Swing Line Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents” means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940 which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank

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Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Change of Control” means the occurrence of any of the following events:
(a)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more of the Parent’s then outstanding Equity Interests entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or
(b)the Parent shall cease to own and control, of record and beneficially, directly or indirectly, 100% of the Equity Interests of the Company.
“Chevron Disposition” means the Disposition by the Company of the Purchased Assets (as such term is defined in the Chevron Asset Purchase Agreement) to the Chevron Purchaser pursuant to the Chevron Asset Purchase Agreement.
“Chevron Asset Purchase Agreement” means that certain Asset Purchase Agreement, dated as of October 26, 2018, by and between the WEX Bank, a Utah-chartered bank, the Company, as the seller, and, with respect to the Canadian Accounts (as defined in the Chevron Asset Purchase Agreement), WEX Canada, Ltd. and FleetCor Commercial Card Management (Canada) Ltd.
“Chevron Purchaser” means, collectively, WEX Bank, a Utah-chartered bank, and, solely with respect to the Canadian Accounts, (as defined in the Chevron Asset Purchase Agreement), WEX Canada, Ltd.
“Closing Certificate” means that certain Officer’s Closing Certificate dated as of April 28, 2014 executed by the Company in favor of the Administrative Agent and the Lenders.
“Collateral” means a collective reference to all property with respect to which Liens in favor of the Administrative Agent, for the benefit of the holders of the Obligations, are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents.
“Collateral Documents” means a collective reference to the Security Agreement and other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 7.13 or 7.14.
“Comdata Acquisition” means the acquisition by the Parent, directly or indirectly, of all of the outstanding share capital of the Target, pursuant to and in accordance with the Merger Agreement.

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“Comdata Acquisition Costs” means (a) the purchase price for the Comdata Acquisition, (b) the refinancing or repayment of the Indebtedness under the Existing Credit Agreement and certain third party indebtedness for borrowed money of the Target and its Subsidiaries and (c) fees, costs and expenses incurred in connection with the Comdata Acquisition and the financing therefor.
“Comdata Facilities” means the Term Loans and the portion of the Revolving Loans necessary to finance the Comdata Acquisition Costs on the Initial Borrowing Date.
“Commitment” means, as to each Lender, the Revolving A Commitment of such Lender, the Revolving B Commitment of such Lender, the Revolving C Commitment of such Lender, the Revolving D Commitment of such Lender, the Term A Loan Commitment of such Lender, the Term B-3 Loan Commitment of such Lender, the Term B-4 Loan Commitment of such Lender, and/or the Incremental Term Loan Commitment of such Lender.
“Commitment Fee” has the meaning specified in Section 2.09(a).
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).
“Communication” has the meaning specified in Section 11.16.
“Company” has the meaning specified in the introductory paragraph hereto.
“Compliance Certificate” means a certificate substantially in the form of Exhibit F.
“Consolidated Capital Expenditures” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, all capital expenditures, as determined in accordance with GAAP; provided, however, that Consolidated Capital Expenditures shall not include (a) expenditures made with proceeds of any Involuntary Disposition to the extent such expenditures are used to purchase property that is the same as or similar to the property subject to such Involuntary Disposition or (b) Permitted Acquisitions.
“Consolidated Cash Taxes” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, the aggregate of all taxes, as determined in accordance with GAAP, to the extent the same are paid in cash during such period.
“Consolidated EBITDA” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Parent and its Subsidiaries for such period, (c) depreciation and amortization expense for such period, (d) non-recurring fees, costs and expenses payable by the Parent and its Subsidiaries during such period (but not later than 12 months after the Initial Borrowing Date) related to the closing of this Agreement and the consummation of the Comdata Acquisition, (e) non-recurring fees, costs and expenses payable by the Parent and its Subsidiaries during such period (but not later than 12 months after the consummation of the SVS Disposition) related to the consummation of the SVS Disposition, (f) expected cost savings and synergies (net of actual amounts realized) for such period that are reasonably identifiable and factually supportable related to the Comdata Acquisition and that either (i) were actually implemented by the Parent or its Subsidiaries within such period or (ii) relate to the business that is the subject of the Comdata Acquisition and are reasonably determined by the Parent to be probable based on specifically identifiable actions which have been taken or will be taken within 12 months after the end of such period, (g) non-recurring fees, costs and expenses payable by the Parent and its Subsidiaries during such period (but not later than 12 months after the consummation of the

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related Permitted Acquisition) related to the consummation of Permitted Acquisitions during such period, and (h) non-cash stock-based compensation expense, all as determined in accordance with GAAP.
“Consolidated Funded Indebtedness” means Funded Indebtedness of the Parent and its Subsidiaries on a consolidated basis determined in accordance with GAAP.
“Consolidated Interest Charges” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, an amount equal to the sum of (i) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (ii) the portion of rent expense with respect to such period under Capital Leases that is treated as interest in accordance with GAAP plus (iii) the implied interest component of Synthetic Leases with respect to such period.
“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four fiscal quarters most recently ended to (b) Consolidated Interest Charges for such period.
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) the total of (i) Consolidated Funded Indebtedness (excluding Attributable Indebtedness and other Indebtedness (if any), in each case with respect to all Receivables Facilities, in an aggregate amount not to exceed the greater of (A) $1,200,000,000 and (B) 150% of Consolidated EBITDA for the most recent period of four fiscal quarters of the Parent for which financial statements have been delivered to the Administrative Agent under Section 7.01(a) or (b)) as of such date minus (ii) Unrestricted Cash as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.
“Consolidated Net Income” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, the net income of the Parent and its Subsidiaries (excluding extraordinary gains) for that period, as determined in accordance with GAAP. For the avoidance of doubt, Consolidated Net Income shall exclude any income (or loss) for such period of the Unrestricted Subsidiary and its subsidiaries; provided that Consolidated Net Income shall include (without duplication) the Parent’s equity in the net income of the Unrestricted Subsidiary and its subsidiaries for such period up to the amount of cash actually distributed by the Unrestricted Subsidiary to the Parent or any Subsidiary during such period as a dividend or other distribution.
“Consolidated Scheduled Funded Debt Payments” means for any period for the Parent and its Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Indebtedness, as determined in accordance with GAAP. For purposes of this definition, “scheduled payments of principal” (a) shall be determined without giving effect to any reduction of such scheduled payments resulting from the application of any voluntary or mandatory prepayments made during the applicable period, (b) shall be deemed to include the Attributable Indebtedness in respect of Capital Leases, Synthetic Leases and Receivables Facilities and (c) shall not include any voluntary prepayments or mandatory prepayments required pursuant to Section 2.05.
“Consolidated Tangible Assets” means, as of any date of determination, the book value of total assets of the Parent and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP, excluding (a) assets that are considered to be intangible assets under GAAP (including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises and licenses) and (b) receivables and related assets that are sold in connection with, and pursuant to the terms of, a Receivables Facility.

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“Consolidated Working Capital” means, as of any date of determination, with respect to the Parent and its Subsidiaries on a consolidated basis, without duplication, (a) all assets (other than cash and Cash Equivalents) which, in accordance with GAAP, would be included as current assets on the Parent’s consolidated balance sheet at such date as current assets, minus (b) all amounts, which, in accordance with GAAP, would be included as current liabilities (other than the current portion of long-term debt and Capital Leases) on the Parent’s consolidated balance sheet at such date.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.
“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning specified in Section 11.21.
“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.
“Cumulative Credit” means, at any date, an amount, not less than zero in the aggregate, equal to 50% of the cumulative Excess Cash Flow for the period (taken as one accounting period) commencing from the first day of the first full fiscal quarter following the Initial Borrowing Date to the end of the fiscal quarter most recently ended in respect of which a Compliance Certificate has been delivered as required hereunder, as such amount shall be reduced dollar for dollar from time to time prior to such date by the amount of the Cumulative Credit applied to make Restricted Payments as permitted hereunder.
“Daily Floating Eurocurrency Rate” means, with respect to any Domestic Swing Line Loan for any date, the rate per annum equal to the London Interbank Offered Rate, or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (London time) two (2) Business Days prior to such date for Dollar deposits being delivered in the London interbank market with a term equivalent to one (1) month commencing that date; provided that (a) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further, that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding the foregoing, for all purposes under this Agreement, if the Daily Floating Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Debt Issuance” means the issuance by any Loan Party or any Subsidiary of any Indebtedness other than Indebtedness permitted under Section 8.03.

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“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, administration, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate and any Mandatory Cost) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days of the date when due, (b) has notified the Company, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder or under other agreements in which it commits to extend credit generally, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent, to confirm in writing to the Administrative Agent that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive

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and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination.
“Designated Borrower” has the meaning specified in the introductory paragraph hereto. As of the Third Amendment Effective Date, AllStar, FleetCor UK, Lux 2, FleetCor Australia and Fleetcor New Zealand are the only Designated Borrowers.
“Designated Borrower Notice” has the meaning specified in Section 2.16(a).
“Designated Borrower Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Designated Borrowers arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Designated Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
“Designated Borrower Request and Assumption Agreement” has the meaning specified in Section 2.16(a).
“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject or target of any Sanction.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Loan Party or any Subsidiary (including the Equity Interests of any Subsidiary), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding (a) the sale, lease, license, transfer or other disposition of inventory in the ordinary course of business; (b) the sale, lease, license, transfer or other disposition in the ordinary course of business of surplus, obsolete or worn out property no longer used or useful in the conduct of business of any Loan Party and its Subsidiaries; (c) any sale, lease, license, transfer or other disposition of property to any Loan Party or any Subsidiary; provided, that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 8.02, (d) any Involuntary Disposition, and (e) any sales of accounts, payments, payment intangibles, receivables, rights to future lease payments or residuals or similar rights to payment and related assets in connection with, and pursuant to the terms of, a Receivables Facility permitted under Section 8.03(f).
“Dollar” and “$” mean lawful money of the United States.
“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, Australian Dollars or New Zealand Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent, the Swing Line Lender or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such currency.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any state of the United States or the District of Columbia.

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“Domestic Swing Line Loan” has the meaning specified in Section 2.04(a)(i).
“Domestic Swing Line Loan Sublimit” means an amount equal to the lesser of (a) $110,000,000 (as such amount may be increased in accordance with Section 2.02(f)(i)) and (b) the Aggregate Revolving A Commitments. The Domestic Swing Line Loan Sublimit is part of and not in addition to the Aggregate Revolving A Commitments.
“Earn Out Obligations” means, with respect to an Acquisition, all obligations of the Parent, the Company or any Subsidiary to make earn out or other contingency payments (including purchase price adjustments, hold back and escrowed amounts, non-competition and consulting agreements, or other indemnity obligations) pursuant to the documentation relating to such Acquisition. The amount of any Earn Out Obligations at the time of determination shall be the aggregate amount, if any, of such Earn Out Obligations that are required at such time under GAAP to be recognized as liabilities on the consolidated balance sheet of the Parent and are reasonably likely to become payable.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Electronic Copy” has the meaning specified in Section 11.16(a).
“Electronic Record” has the meaning assigned to it by 15 USC §7006.
“Electronic Signature” has the meaning assigned to it by 15 USC §7006.
“Effective Date” means October 24, 2014.
“Eighth Amendment Effective Date” means April 24, 2020.
“Eleventh Amendment” means the Eleventh Amendment to Credit Agreement, dated as of the Eleventh Amendment Effective Date, among the Company, the Designated Borrowers party thereto, the Additional Borrower, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent.
“Eleventh Amendment Effective Date” means December 22, 2021.
“Eligible Assets” means property that is used or useful in the same or a similar line of business as the Parent and its Subsidiaries were engaged in on the Third Amendment Effective Date (or any reasonable extension or expansions thereof).
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(ii) and (iv) (subject to such consents, if any, as may be required under Section 11.06(b)(ii)).

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“Environmental Laws” means any and all federal, state, local, foreign and other applicable statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any hazardous or toxic materials into the environment.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Parent within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or receipt of notification by a Loan Party that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or, to the knowledge of any Loan Party, a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Internal Revenue Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Euro” and “EUR” mean the single currency of the Participating Member States.

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“Eurocurrency Base Rate” means:
(a)for any Interest Period with respect to a Eurocurrency Rate Loan:
(i)with respect to a Eurocurrency Rate Loan denominated in Dollars, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m. (London time) on the Rate Determination Date, for deposits in Dollars, with a term equivalent to such Interest Period;
(ii)with respect to a Eurocurrency Rate Loan denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) (or if different, the time specified by the Administrative Agent as the time at which BBSY or the comparable or successor rate is normally published) on the Rate Determination Date with a term equivalent to such Interest Period; and
(iii)with respect to a Eurocurrency Rate Loan denominated in New Zealand Dollars, the rate per annum equal to the Bank Bill Reference Bid Rate (“BKBM”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:45 a.m. (Auckland, New Zealand time) on the Rate Determination Date with a term equivalent to such Interest Period; and
(b)for any interest rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at approximately 11:00 a.m. London time determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for deposits in Dollars with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding the foregoing, for all purposes under this Agreement, (x) with respect to any Loans (other than Revolving D Loans), if the Eurocurrency Base Rate shall be less than zero, such rate shall be deemed zero for such purposes under this Agreement, and (y) with respect to Revolving D Loans, if the Eurocurrency Base Rate shall be less than 1.00%, such rate shall be deemed 1.00% for such purposes under this Agreement.
“Eurocurrency Rate” means (a) for any Interest Period with respect to any Eurocurrency Rate Loan, a rate per annum determined by the Administrative Agent to be equal to the Eurocurrency Base Rate for such Eurocurrency Rate Loan for such Interest Period and (b) for any day with respect to any Base Rate Loan bearing interest at a rate based on the Eurocurrency Rate, a rate per annum determined by the Administrative Agent to be equal to the Eurocurrency Base Rate for such Base Rate Loan for such day.
“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurocurrency Rate”. Eurocurrency Rate Loans may be denominated in

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Dollars, in Australian Dollars or in New Zealand Dollars. All Loans denominated in Australian Dollars or in New Zealand Dollars must be Eurocurrency Rate Loans.
“Event of Default” has the meaning specified in Section 9.01.
“Excess Cash Flow” means, for any fiscal year of the Parent, an amount equal to the sum, without duplication, of (a) Consolidated EBITDA for such fiscal year minus (b) Consolidated Capital Expenditures (other than those financed with non-revolving Indebtedness) paid in cash for such fiscal year minus (c) Consolidated Interest Charges actually paid in cash by the Parent and its Subsidiaries for such fiscal year minus (d) Consolidated Cash Taxes for such fiscal year minus (e) Consolidated Scheduled Funded Debt Payments for such fiscal year minus (f) fees, costs and expenses added back to Consolidated EBITDA pursuant to clauses (d), (e) and (g) of the definition of Consolidated EBITDA for such fiscal year minus (g) any cash consideration paid in such period in connection with a Permitted Acquisition (net of any non-revolving Indebtedness (including seller payments) used to finance such Permitted Acquisition) minus (h) the net increase in Consolidated Working Capital for such fiscal year minus (i) the amount of share repurchases of Equity Interests of the Parent during such fiscal year to the extent permitted by Section 8.06 and paid in cash plus (j) the net decrease in Consolidated Working Capital for such fiscal year, in each case on a consolidated basis determined in accordance with GAAP.
“Excluded Property” means, with respect to any Loan Party, including any Person that becomes a Loan Party after the Effective Date as contemplated by Section 7.12, (a) any owned or leased real property, (b) any owned or leased personal property which is located outside of the United States, (c) any personal property (including, without limitation, motor vehicles) in respect of which perfection of a Lien is not either (i) governed by the Uniform Commercial Code or (ii) effected by appropriate evidence of the Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, unless requested by the Administrative Agent or the Required Lenders, (d) the Equity Interests of any direct Foreign Subsidiary of a Loan Party to the extent not required to be pledged to secure the Obligations pursuant to Section 7.13(a), (e) any property which, subject to the terms of Section 8.09, is subject to a Lien of the type described in Section 8.01(i) pursuant to documents which prohibit such Loan Party from granting any other Liens in such property, (f) any accounts, payments, payment intangibles, receivables, rights to future lease payments or residuals or similar rights to payment and related assets sold, contributed or otherwise conveyed to FleetCor Funding LLC, to any other Subsidiary of the Parent formed as a special purpose entity, or to any other Person, or encumbered, in each case pursuant to a Receivables Facility permitted under Section 8.03(f), and (g) any deposit accounts, securities accounts, securities, cash, Cash Equivalents and other similar investments permitted under money transmitter laws of a Loan Party that holds a “money transmitter” (or similar) license under state Law, in the aggregate amount required by applicable Law to be owned by a holder of such license free of Liens and other similar restrictions.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Loan Document by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 7(b) of the Guaranty and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or security interest becomes illegal.

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“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which such Borrower is located, (c) any backup withholding tax that is required by the Internal Revenue Code to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.01(e)(ii), (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 11.13), any United States withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e)(ii), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 3.01(a)(ii), (a)(iii) or (c) and (e) any U.S. federal withholding Taxes imposed pursuant to FATCA.
“Existing Credit Agreement” means that certain Credit Agreement dated as of June 22, 2011 among the Company and the other Borrowers party thereto, the Parent and the other Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer.
“Extended Revolving Commitment” means any Revolving Commitments (other than Revolving D Commitments) the maturity of which shall have been extended pursuant to Section 2.18.
“Extended Revolving Loans” means any Loans made pursuant to the Extended Revolving Commitments.
“Extended Term Loans” means any Term Loans and/or any Incremental Term Loans the maturity of which shall have been extended pursuant to Section 2.18.
“Extension” has the meaning specified in Section 2.18.
“Extension Amendment” means an amendment to this Agreement providing for any Extended Term Loans and/or Extended Revolving Commitments pursuant to Section 2.18, which shall be consistent with the applicable provisions of this Agreement and otherwise satisfactory to the parties thereto and executed by the Company, the Administrative Agent and each Lender providing a portion of any Extension evidenced thereby.
“Extension Offer” has the meaning specified in Section 2.18.
“Facilities” means, at any time, a collective reference to the facilities and real properties owned, leased or operated by any Loan Party or any Subsidiary.
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the Third Amendment Effective Date (or any amended or successor version that is substantively

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comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any applicable intergovernmental agreements with respect thereto.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.
“Fee Letter” means the letter agreement dated as of July 13, 2017 among the Company, Bank of America and BofA Securities (as successor to Merrill Lynch, Pierce, Fenner & Smith Incorporated).
“Fifth Amendment Effective Date” means December 19, 2018.
“FleetCor Australia” means Business Fuel Cards Pty Ltd (formerly FleetCor Technologies Australia Pty Ltd), ACN 161 721 106, a proprietary limited company registered under the Corporations Act 2001 and taken to be registered in Victoria, Australia.
“FleetCor New Zealand” means FleetCor Technologies New Zealand Limited, a company registered in New Zealand under company number 4253058.
“FleetCor UK” means FleetCor UK Acquisition Limited, a private limited company registered in England and Wales.
“Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than that in which the applicable Borrower is resident for tax purposes (including such a Lender when acting in the capacity of the L/C Issuer). For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Foreign Swing Line Loan” has the meaning specified in Section 2.04(a)(ii).
“Foreign Swing Line Loan Sublimit” means an amount equal to the lesser of (a) $110,000,000 (as such amount may be increased in accordance with Section 2.02(f)(ii)) and (b) the Aggregate Revolving B Commitments. The Foreign Swing Line Loan Sublimit is part of and not in addition to the Aggregate Revolving B Commitments.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the

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terms hereof and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“Funded Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(c)all obligations for borrowed money, whether current or long-term (including Obligations with respect to any Loan or Letter of Credit) and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(d)the principal portion of all obligations under conditional sale or other title retention agreements relating to property purchased by the Parent or any Subsidiary (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);
(e)all obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments that support Funded Indebtedness of the types specified in clauses (a), (b) and (d) through (i);
(f)all purchase money Indebtedness and other obligations in respect of the deferred purchase price of property or services (other than (i) accrued expenses, settlement accounts or trade accounts payable incurred or arising in the ordinary course of business and (ii) any Earn Out Obligations unless and until such Earn Out Obligations become a liability on the balance sheet of the Company and its Subsidiaries in accordance with GAAP);
(g)the Attributable Indebtedness of Capital Leases, Receivables Facilities and Synthetic Leases;
(h)all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person prior to the Maturity Date or the Incremental Term Loan Maturity Date, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;
(i)all Funded Indebtedness of others secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed;
(j)all Guarantees with respect to Funded Indebtedness of the types specified in clauses (a) through (g) above of another Person; and
(k)all Funded Indebtedness of the types referred to in clauses (a) through (h) above of any partnership or any other form of legal entity in which such Person is a general partner or joint venturer but only to the extent such Funded Indebtedness is recourse to such Person.
For purposes hereof, the amount of any direct obligation arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments shall be the maximum amount available to be drawn thereunder.

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“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and as in effect from time to time, subject to Section 1.03.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including (a) any supra national bodies such as the European Union or the European Central Bank and (b) any self-regulatory organization established under statute or any stock exchange).
“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness payable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness of the payment of such Indebtedness, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of any other Person, whether or not such Indebtedness is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.
“Guarantors” means (a) the Parent, (b) the Company, in its capacity as a guarantor of (i) the Designated Borrower Obligations and the Obligations of the Additional Borrower, (ii) Obligations under any Swap Contract between any Loan Party (other than any Designated Borrower) and any Swap Bank that is permitted to be incurred pursuant to Section 8.03(d), (iii) Obligations under any Treasury Management Agreement between any Loan Party (other than any Designated Borrower) and any Treasury Management Bank, and (iv) any Swap Obligation of a Specified Guarantor (determined before giving effect to Sections 2 and 7(b) of the Guaranty) under the Guaranty, (c) each Domestic Subsidiary of the Parent and each other Person that joins as a Guarantor pursuant to Section 7.12(a), (d) the Additional Borrower, in its capacity as a guarantor of (i) the Designated Borrower Obligations and the Obligations of the Company, (ii) Obligations under any Swap Contract between any Loan Party (other than any Designated Borrower) and any Swap Bank that is permitted to be incurred pursuant to Section 8.03(d), (iii) Obligations under any Treasury Management Agreement between any Loan Party (other than any Designated Borrower) and any Treasury Management Bank, and (iv) any Swap Obligation of a Specified Guarantor (determined before giving effect to Sections 2 and 7(b) of the Guaranty) under the Guaranty, and (e) the successors and permitted assigns of the foregoing.
“Guaranty” means the Guaranty Agreement substantially in the form of Exhibit N executed in favor of the Administrative Agent, for the benefit of the holders of the Obligations, by each of the Guarantors.

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“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Honor Date” has the meaning set forth in Section 2.03(c).
“Immaterial Subsidiary” means, at any time, a Subsidiary that (a) as of the last day of the fiscal quarter of the Parent most recently ended for which financial statements are available, did not have, together with its respective Subsidiaries, assets in excess of 3% of the aggregate consolidated total assets of the Parent and its Subsidiaries at the end of such fiscal quarter and (b) for the period of four consecutive fiscal quarters of the Parent most recently ended for which financial statements are available, did not have, together with its respective Subsidiaries, revenues in excess of 3% of the consolidated revenues of the Parent and its Subsidiaries for such period.
“Incremental Amount” means, as of any date of determination, the sum of (a) the total of (i) $750,000,000, minus (ii) the aggregate amount of all Incremental Facilities incurred after the Eleventh Amendment Effective Date in reliance on clause (a)(i) of this definition prior to such date of determination pursuant to Section 2.02(f), plus (b) any amount, so long as the Maximum Consolidated Leverage Ratio Requirement at such time is satisfied. It is understood and agreed that any Incremental Facility shall be deemed to have been incurred pursuant to clause (b) of this definition (to the extent the Maximum Consolidated Net Leverage Ratio Requirement is able to be satisfied in connection with such incurrence) prior to giving effect to any substantially concurrent incurrence of an Incremental Facility pursuant to clause (a) of this definition.
“Incremental Facility” means each increase to the Aggregate Revolving A Commitments pursuant to Section 2.02(f)(i), each increase to the Aggregate Revolving B Commitments pursuant to Section 2.02(f)(ii), and each Incremental Term Loan.
“Incremental Facility Amendment” has the meaning specified in Section 2.02(f).
“Incremental Financing Commitments” has the meaning specified in Section 2.02(f)(vi).
“Incremental Term A Loan” means an Incremental Term Loan that (a) satisfies each of the Incremental Term A Loan Conditions and (b) does not satisfy each of the Incremental Term B Loan Conditions.
“Incremental Term A Loan Conditions” has the meaning specified in Section 2.02(f).
“Incremental Term B Loan” means an Incremental Term Loan that satisfies each of the Incremental Term B Loan Conditions (including, for the avoidance of doubt, the Term B-4 Loan).
“Incremental Term B Loan Conditions” has the meaning specified in Section 2.02(f).
“Incremental Term Loan Lender” means each of the Persons identified as an “Incremental Term Loan Lender” in the Lender Joinder Agreement with respect to any Incremental Term Loan (including, for the avoidance of doubt, each Term B-4 Lender), together with their respective successors and assigns.
“Incremental Term Loan” has the meaning provided in Section 2.02(f) (and for the avoidance of doubt, includes the Term B-4 Loan).

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“Incremental Term Loan Commitment” means, as to each Incremental Term Loan Lender, the commitment of such Incremental Term Loan Lender to make the applicable Incremental Term Loan hereunder pursuant to the applicable Lender Joinder Agreement; provided that, at any time after the funding of any Incremental Term Loan, determination of “Required Lenders” shall include the Outstanding Amount of such Incremental Term Loan.
“Incremental Term Loan Maturity Date” (a) as to any Incremental Term Loan shall be the date set forth in the Lender Joinder Agreement applicable thereto and (b) as to the Term B-4 Loan shall be April 30, 2028; provided, however, that if such date is not a Business Day, the Incremental Term Loan Maturity Date for the Term B-4 Loan shall be the immediately preceding Business Day.
“Incremental Term Note” has the meaning specified in Section 2.11(a).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(l)all Funded Indebtedness;
(m)the Swap Termination Value of any Swap Contract;
(n)all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) and (b) above of any other Person; and
(o)all Indebtedness of the types referred to in clauses (a) through (c) above of any partnership or any other form of legal entity in which such Person is a general partner or joint venturer but only to the extent such Indebtedness is recourse to such Person.
“Indemnified Taxes” means Taxes other than Excluded Taxes and Other Taxes.
“Indemnitee” has the meaning specified in Section 11.04(b).
“Information” has the meaning specified in Section 11.07.
“Information Memorandum” shall mean the Confidential Information Memorandum dated September, 2014 relating to the Parent and the transactions contemplated by this Agreement and the other Loan Documents, as it may be supplemented or amended.
“Initial Borrowing Date” means November 14, 2014.
“Interest Payment Date” means (a) as to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date or the Incremental Term Loan Maturity Date, as applicable; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the applicable Maturity Date or the Incremental Term Loan Maturity Date, as applicable; (c) as to any Alternative Currency Daily Rate Loan, the last Business Day of each calendar month and the Maturity Date; (d) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates; (e) as to any Domestic Swing Line Loan, the last Business Day of each March, June, September and December and the Maturity Date with respect to interest on Domestic Swing Line Loans

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accruing since the last such date; and (f) as to any Foreign Swing Line Loan, the last Business Day of each calendar month and the Maturity Date with respect to interest on Foreign Swing Line Loans accruing since the last such date.
“Interest Period” means, as to each Eurocurrency Rate Loan and Alternative Currency Term Rate Loan, the period commencing on the date such Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan or Alternative Currency Term Rate Loan, as applicable, and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the applicable Borrower in its Loan Notice, provided that:
(a)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;
(c)no Interest Period with respect to any Revolving Loan shall extend beyond the Maturity Date for such Revolving Loan;
(d)no Interest Period with respect to any Term Loan shall extend beyond the Maturity Date for such Term Loan; and
(e)no Interest Period with respect to any Incremental Term Loan shall extend beyond the Incremental Term Loan Maturity Date for such Incremental Term Loan.
“Interim Financial Statements” means the unaudited consolidated financial statements of the Parent and its Subsidiaries for the fiscal quarter ending March 31, 2017, including balance sheets and statements of income or operations, shareholders’ equity and cash flows.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee of Indebtedness or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) an Acquisition; provided that notwithstanding anything in this Agreement to the contrary, no purchase by any Loan Party of fuel-related accounts receivable, whether pursuant to a factoring or similar arrangement, pursuant to the establishment, acquisition or operation of a private label credit card program or otherwise, and whether for a premium (so long as validated by a third party appraisal delivered by the Company to the Administrative Agent), at face value or at a discount, shall constitute an Investment for purposes of this Agreement. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of any Loan Party or any of its Subsidiaries.

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“IP Rights” has the meaning specified in Section 6.17.
“IRS” means the United States Internal Revenue Service.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Company (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit.
“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit G executed and delivered by a Domestic Subsidiary in accordance with the provisions of Section 7.12(a).
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. All L/C Advances shall be denominated in Dollars.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing of Revolving A Loans. All L/C Borrowings shall be denominated in Dollars.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Lender Joinder Agreement” means a joinder agreement, substantially in the form of Exhibit I, executed and delivered in accordance with the provisions of Section 2.02(f).
“Lender Party” means each Lender, the L/C Issuer, and the Swing Line Lender.

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“Lenders” means each of the Persons identified as a “Lender” on the signature pages hereto, each Incremental Term Loan Lender, each other Person that becomes a “Lender” in accordance with this Agreement (including, for the avoidance of doubt, each Revolving D Lender) and, in each case, their successors and assigns and, as the context requires, includes the Swing Line Lender.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.
“Letter of Credit” means any standby letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder. Letters of Credit may be denominated in Dollars or in an Alternative Currency, Australian Dollars or New Zealand Dollars.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the L/C Issuer.
“Letter of Credit Expiration Date” means the day that is seven Business Days prior to the Maturity Date then in effect for the Revolving A Loans (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Fee” has the meaning specified in Section 2.03(h).
“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $20,000,000 (as such amount may be increased in accordance with Section 2.02(f)(i)) and (b) the Aggregate Revolving A Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving A Commitments.
“Leverage Increase Period” has the meaning specified in Section 8.11(a).
“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“LIBOR Successor Rate” has the meaning specified in Section 3.07.
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Company).
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or

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preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Limited Conditionality Acquisition” means any Permitted Acquisition (a) whose consummation is not conditioned on the obtaining of third-party financing, and (b) for which the outside date for the consummation thereof occurs no more than 120 days after the definitive acquisition agreement governing such Permitted Acquisition is executed.
“Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Loan, Swing Line Loan, Term Loan or any Incremental Term Loan.
“Loan Documents” means this Agreement, the Guaranty, each Designated Borrower Request and Assumption Agreement, each Designated Borrower Notice, each Note, each Issuer Document, each Joinder Agreement, each Lender Joinder Agreement, each joinder document or other agreement executed and delivered by the Additional Borrower pursuant to Section 7.12(b), each Refinancing Amendment, any intercreditor agreement entered into by the Administrative Agent in connection with any Permitted First Priority Refinancing Indebtedness and/or any Permitted Junior Priority Refinancing Indebtedness, any Extension Amendment, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 of this Agreement, the Collateral Documents and the Fee Letter.
“Loan Notice” means a notice of (a) a Borrowing of Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans or Alternative Currency Term Rate Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) appropriately completed and signed by a Responsible Officer of the Company or other applicable Borrower.
“Loan Party” means the Company, each Designated Borrower, the Additional Borrower (if the Additional Borrower becomes a Borrower hereunder pursuant to Section 7.12(b)) and each Guarantor, and “Loan Parties” means all such Persons, collectively.
“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.
“Luxembourg Partnership” means FleetCor Technologies Operating Company – CFN Holding Co., a company incorporated as a société en nom collectif (general corporate partnership) under the laws of Luxembourg, having its registered office at 5, Rue Guillaume Kroll, L-1882 Luxembourg, having a partnership capital of EUR 137,501 and registered with the Luxembourg Register of Commerce and Companies under number B-121.519.
“Lux 2” means FleetCor Luxembourg Holding2, a société à responsabilité limitée incorporated under the laws of the Grand-Duchy of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 121.980.
“Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01.
“Master Agreement” has the meaning set forth in the definition of “Swap Contract.”

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“Material Acquisition” means a Permitted Acquisition for which total aggregate cash consideration therefor exceeds $150,000,000.
“Material Acquisition Pro Forma Calculation” means, to the extent made in connection with determining the permissibility of (a) any Permitted Acquisition that is a Material Acquisition, the calculations required by clause (v) in the proviso of the definition of “Permitted Acquisition”, (b) an increase in the Aggregate Revolving A Commitments in connection with a Material Acquisition, the calculations required by Section 2.02(f)(i)(E), (c) an increase in the Aggregate Revolving B Commitments in connection with a Material Acquisition, the calculations required by Section 2.02(f)(ii)(E), or (d) an incurrence of an Incremental Term Loan in connection with a Material Acquisition, the calculations required by Section 2.02(f)(iii)(H).
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Parent and its Subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of any Borrower or any Guarantor to perform its obligations under any Loan Documents to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower or any Guarantor of any Loan Document to which it is a party.
“Material Foreign Subsidiary” means any first-tier Foreign Subsidiary of the Company or any Guarantor the assets or revenues of which, together with the assets or revenues of its Subsidiaries on a consolidated basis, account for at least 3% of the total assets or revenues, as applicable, of the Company and its Subsidiaries on a consolidated basis; provided that at no time shall the aggregate amount of assets or revenues of all first-tier Foreign Subsidiaries, together with the assets or revenues of their Subsidiaries on a consolidated basis, with respect to which a pledge of Equity Interests of such first-tier Foreign Subsidiaries is not provided exceed 10% of the total assets or revenues, as applicable, of the Company and its Subsidiaries on a consolidated basis.
“Maturity Date” means (a) with respect to the Revolving Loans (other than the Revolving D Loans), Swing Line Loans, Letters of Credit (and the related L/C Obligations) and the Term A Loan, December 19, 2023, (b) with respect to the Term B-3 Loan, August 2, 2024, (c) with respect to each Incremental Term Loan, the Incremental Term Loan Maturity Date applicable to such Incremental Term Loan, and (d) with respect to the Revolving D Loans, April 23, 2021; provided, however, that, in each case, if such date is not a Business Day, the applicable Maturity Date shall be the next preceding Business Day.
“Maximum Consolidated Leverage Ratio Requirement” means, with respect to any request pursuant to Section 2.02(f) for an Incremental Facility pursuant to clause (b) of the definition of Incremental Amount, the requirement that the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that after giving effect to the applicable Incremental Facility (and the concurrent institution of any other Incremental Facility pursuant to clause (b) of the definition of Incremental Amount) on a Pro Forma Basis, the Consolidated Leverage Ratio does not exceed 3.00 to 1.0; provided, that, for the purpose of calculating the Consolidated Leverage Ratio pursuant to this definition, (i) all commitments with respect to such Incremental Facility shall be deemed to be fully drawn, and (ii) any identifiable proceeds of such requested Incremental Facility shall not qualify as Unrestricted Cash for the purposes of clause (a)(ii) of the definition of Consolidated Leverage Ratio.
“Merger Agreement” means that certain Agreement and Plan of Merger dated as of August 12, 2014 by and among the Parent, FCHC Project, Inc., Ceridian LLC and the Target.

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“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Company or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.
“Net Cash Proceeds” means the aggregate cash or Cash Equivalents proceeds received by any Loan Party or any Subsidiary in respect of any Disposition, Involuntary Disposition or Debt Issuance, net of (a) direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes paid or payable as a result thereof and (c) in the case of any Disposition or Involuntary Disposition, the amount necessary to retire any Indebtedness secured by a Permitted Lien (ranking senior to any Lien of the Administrative Agent) on the related property; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any Loan Party or any Subsidiary in any Disposition or Debt Issuance.
“New Zealand Dollar” means the lawful currency of New Zealand.
“NexTraq Disposition” means the sale, transfer or other disposition by the Company of all of the Equity Interests of Fleet Management Holding Corporation, a Delaware corporation (which owns all of the Equity Interests of Discrete Wireless, Inc., a Georgia corporation).
“Ninth Amendment” means the Ninth Amendment to Credit Agreement, dated as of the Ninth Amendment Effective Date, among the Company, the Designated Borrowers party thereto, the Additional Borrower, the other Guarantors party thereto, the Term B-4 Lenders party thereto, and the Administrative Agent.
“Ninth Amendment Effective Date” means April 30, 2021.
“Non-Consenting Lender” means any Lender that does not consent to a proposed change, waiver, discharge or termination with respect to any Loan Document that (a) requires unanimous consent of all Lenders or all Lenders directly affected thereby (as applicable) in accordance with the terms of Section 11.01 and has been approved by the Required Lenders or (b) requires the consent of only Lenders of an Affected Tranche in accordance with the terms of Section 11.01 and has been approved by Lenders holding more than 50% of the aggregate outstanding principal amount of all Loans (and unutilized Commitments, if any) of the Affected Tranche.
“Note” or “Notes” means the Revolving Notes, the Swing Line Note, the Term Notes and/or the Incremental Term Notes, individually or collectively, as appropriate.
“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit O or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company or other applicable Borrower.
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any

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Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include (a) all obligations under any Swap Contract between any Subsidiary (other than any Designated Borrower) and any Swap Bank that is permitted to be incurred pursuant to Section 8.03(d) and (b) all obligations under any Treasury Management Agreement between any Subsidiary (other than any Designated Borrower) and any Treasury Management Bank. Notwithstanding the foregoing, the Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction).
“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.
“Outstanding Amount” means (a) with respect to any Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Company of Unreimbursed Amounts.
“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation; (b) with respect to any amount denominated in an Alternative Currency, the greater of (i) an overnight rate determined by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation or (ii) the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent, the L/C Issuer or the Swing Line Lender, as the case may be, in the applicable offshore interbank market for such currency to major banks in such interbank market; and (c) with respect to any amount

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denominated in Australian Dollars or New Zealand Dollars, the greater of (i) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) the rate of interest per annum at which overnight deposits in Australian Dollars or New Zealand Dollars, as applicable, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent in the applicable offshore interbank market for such currency to major banks in such interbank market.
“Parent” has the meaning specified in the introductory paragraph hereto.
“Participant” has the meaning specified in Section 11.06(d).
“Participant Register” has the meaning specified in Section 11.06(d).
“Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.
“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.
“Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Section 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 304 and 305 of ERISA.
“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Company and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to minimum funding standards under Section 412 of the Internal Revenue Code.
“Permitted Acquisitions” means Investments consisting of an Acquisition by the Parent or any Subsidiary, in each case, other than Private Label Credit Card Expenditures, provided that (i) no Default shall have occurred and be continuing or would result from such Acquisition, (ii) the property acquired (or the property of the Person acquired) in such Acquisition is used or useful in the same or a similar, related or complementary line of business as the Parent and its Subsidiaries were engaged in on the Third Amendment Effective Date (or any reasonable extensions or expansions thereof), (iii) the Administrative Agent shall have received all items in respect of the Person and/or property acquired in such Acquisition required to be delivered by the terms of Section 7.12(a) and/or Section 7.13, (iv) in the case of an Acquisition of the Equity Interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (v) the Parent shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which the Parent was required to deliver financial statements pursuant to Section 7.01(a) or (b), (vi) if the total aggregate consideration paid for such Acquisition equals or exceeds $250,000,000, the Parent shall have delivered to the Administrative Agent pro forma financial statements for the Parent and its Subsidiaries after giving effect to such Acquisition for the twelve month period ending as of the most recent fiscal quarter in a form satisfactory to the Administrative Agent, and (vii) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date.

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“Permitted First Priority Refinancing Indebtedness” means any secured Indebtedness incurred by the Company in the form of one or more series of senior secured notes that are secured by a Lien ranking pari passu to the Lien securing the Obligations; provided that such Indebtedness constitutes Refinancing Indebtedness.
“Permitted Holders” means any of Summit Partners, Bain Capital LLC, and their respective Affiliates.
“Permitted Junior Priority Refinancing Indebtedness” secured Indebtedness incurred by the Company in the form of one or more series of second lien (or other junior lien) secured notes that are secured by a Lien ranking junior to the Lien securing the Obligations; provided that such Indebtedness constitutes Refinancing Indebtedness.
“Permitted Liens” means, at any time, Liens in respect of property of any Loan Party or any of its Subsidiaries not prohibited at such time pursuant to the terms of Section 8.01.
“Permitted Unsecured Refinancing Indebtedness” means unsecured Indebtedness incurred by the Company in the form of one or more series of senior unsecured notes; provided that such Indebtedness constitutes Refinancing Indebtedness.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Platform” has the meaning specified in Section 7.02.
“Private Label Credit Card Expenditures” means any expenditures by a Loan Party or its Subsidiaries in connection with the acquisition or establishment of any private label credit card program.
“Pro Forma Basis” means, for purposes of calculating the financial covenants set forth in Section 8.11 (including for purposes of determining the Applicable Rate), that any Disposition, Involuntary Disposition, Acquisition, Restricted Payment, or repayment, incurrence or assumption of Indebtedness, in each case, shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which the Parent was required to deliver financial statements pursuant to Section 7.01(a) or (b). In connection with the foregoing, (i)(a) with respect to any Disposition or Involuntary Disposition, income statement and cash flow statement items (whether positive or negative) attributable to the Person or property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (b) with respect to any Acquisition, income statement items (whether positive or negative) attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement items for the Parent and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (B) such items are supported by financial statements or other information satisfactory to the Administrative Agent and (ii) any Indebtedness incurred or assumed by the Parent or any Subsidiary (including the Person or property acquired) in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.
“Pro Forma Compliance Certificate” means a certificate of a Responsible Officer of the Parent containing reasonably detailed calculations of the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter end for which the Parent was required to deliver

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financial statements pursuant to Section 7.01(a) or (b) after giving effect to the applicable transaction on a Pro Forma Basis.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Lender” has the meaning specified in Section 7.02.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning specified in Section 11.21.
“Qualified ECP Guarantor” means, at any time, the Company and each Guarantor with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent).
“Ratings” means, collectively, ratings (i) for each of the credit facilities under this Agreement from each of Moody’s and S&P and (ii) a public corporate credit rating and public corporate family rating from Moody’s and S&P in respect of the Parent after giving effect to the Comdata Acquisition, the Borrowings hereunder and the other transactions contemplated by this Agreement and the Merger Agreement.
“Receivables Facility” means, collectively, with respect to any Person, (a) any financing transaction or series of financing transactions pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, payment intangibles, receivables, rights to future lease payments or residuals or similar rights to payment and related assets (i) to a special purpose subsidiary or affiliate of such Person; (ii) as security for a credit agreement or other borrowing arrangement of one or more Foreign Subsidiaries, if such assets so sold, conveyed, transferred or encumbered are assets of one or more Foreign Subsidiaries; or (iii) that is a factoring arrangement, and (b) each trade receivables commercial paper, purchase or financing facility or other receivables facility pursuant to which the Parent or any of its Subsidiaries sells or contributes accounts, payments, payment intangibles, receivables, rights to future lease payments or residuals or similar rights to payment and related assets to FleetCor Funding LLC or to any other Subsidiary of the Parent formed as a special purpose entity in connection with any such transaction.
“Refinanced Debt” has the meaning specified in the definition of “Refinancing Indebtedness”.
“Refinancing Amendment” means an amendment to this Agreement entered into in connection with the incurrence of any Refinancing Indebtedness pursuant to Section 2.17 and executed by each of (a) the Company, (b) the Administrative Agent, and (c) each lender providing such Refinancing Indebtedness.

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“Refinancing Indebtedness” means any (a) Indebtedness of the Company structured as one or more tranches of term loans under this Agreement, (b) Permitted First Priority Refinancing Indebtedness, (c) Permitted Junior Priority Refinancing Indebtedness, or (d) Permitted Unsecured Refinancing Indebtedness, in each case, issued, incurred or otherwise obtained in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, any existing Term Loans and/or any existing Incremental Term Loans (such existing Indebtedness, the “Refinanced Debt”); provided that (i) with respect to any Permitted First Priority Refinancing Indebtedness or any Permitted Junior Priority Refinancing Indebtedness, such Permitted First Priority Refinancing Indebtedness or such Permitted Junior Priority Refinancing Indebtedness shall be subject to an intercreditor agreement on terms and conditions reasonably satisfactory to the Administrative Agent, (ii) the final maturity date of any such Refinancing Indebtedness shall be no earlier than the Maturity Date of the Refinanced Debt, (iii) the Weighted Average Life to Maturity of any such Refinancing Indebtedness shall be no shorter than the remaining Weighted Average Life to Maturity of the Refinanced Debt, (iv) any such Refinancing Indebtedness shall not have mandatory redemption, repurchase, prepayment or sinking fund obligations (except for customary asset sale, insurance, condemnation proceedings events or change of control provisions that provide for the prior repayment in full of such Refinancing Indebtedness) that would result in any redemption, repurchase, prepayment or sinking fund obligations with respect to such Refinancing Indebtedness prior to the Maturity Date with respect to the Refinanced Debt, (v) the aggregate principal amount of any such Refinancing Indebtedness shall not be greater than the aggregate principal amount of the Refinanced Debt plus any fees, premiums, original issue discount, and accrued interest associated therewith and costs and expenses related thereto, (vi) simultaneously upon the borrowing of any such Refinancing Indebtedness, the outstanding principal amount of the Refinanced Debt shall be automatically and permanently reduced in an aggregate amount equal to the principal amount of such Refinancing Indebtedness (net of (A) the portion of such Refinancing Indebtedness incurred to finance fees, original issue discount, costs and expenses related to such Refinancing Indebtedness and (B) the portion of such Refinancing Indebtedness incurred to pay interest, fees and expenses accrued in respect of such Refinanced Debt), (vii) the Refinancing Indebtedness, to the extent secured, shall not be secured by any Lien on any asset that does not constitute Collateral, (viii) there shall be no guarantors with respect to such Refinancing Indebtedness that are not Guarantors, (ix) all other terms and conditions applicable to any such Refinancing Indebtedness are (taken as a whole) no more favorable to the lenders providing such Refinancing Indebtedness than those applicable to the Refinanced Debt (taken as a whole) (except for (A) covenants or other provisions (1) applicable only to periods after the latest Maturity Date existing at the time of such Refinancing Indebtedness is incurred, or (2) that are added for the benefit of the Administrative Agent and the Lenders under this Agreement, or (B) customary “MFN” protection and call protection, in each case, which may be applicable solely with respect to any Refinancing Indebtedness to the extent required by the lenders providing such Refinancing Indebtedness), (x) no Default shall have occurred and be continuing or would result from the incurrence of such Refinancing Indebtedness, (xi) at least five (5) Business Days prior to the incurrence of any such Refinancing Indebtedness (or such shorter period of time as is agreed by the Administrative Agent in its sole discretion), the Company shall deliver to the Administrative Agent a certificate of a Responsible Officer, together with a reasonably detailed description of the material terms and conditions of such Refinancing Indebtedness or drafts of the documentation relating thereto, certifying that the terms and conditions specified in the foregoing clauses (i) through (x) above in this definition applicable to such Refinancing Indebtedness have been satisfied, and (xii) no existing Lender shall be under any obligation to provide all or any portion of such Refinancing Indebtedness and any such decision whether to provide all or any portion of such Refinancing Indebtedness shall be in such Lender’s sole and absolute discretion.
“Register” has the meaning specified in Section 11.06(c).

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“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Relevant Rate” means with respect to any Credit Extension denominated in (a) Dollars, LIBOR, (b) Sterling, SONIA, (c) Euros, EURIBOR and (d) Yen, TIBOR, as applicable.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.
“Repricing Transaction” means (a) any prepayment or repayment of the Term B-3 Loan, in whole or in part, with the proceeds of any new or replacement tranche of loans (including by way of conversion by a Lender of its portion of the Term B-3 Loan into new term loans or pursuant to an amendment to this Agreement) incurred by the Parent or any of its Subsidiaries for which the interest rate payable thereon is lower than Eurocurrency Rate on the date of such prepayment or repayment plus the Applicable Rate then in effect for the Term B-3 Loan or (b) any amendment to this Agreement that reduces the interest rate applicable to the Term B-3 Loan. A prepayment or repayment in connection with a transaction that would be a Change of Control shall not be a Repricing Transaction.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.
“Required Lenders” means, at any time, Lenders holding in the aggregate more than 50% of (a) the unfunded Commitments, the outstanding Loans and participation interests in outstanding Swing Line Loans and L/C Obligations or (b) if the Commitments have been terminated, the outstanding Loans and participation interests in outstanding Swing Line Loans and L/C Obligations. The unfunded Commitments of, and the outstanding Loans, L/C Obligations and participations therein held or deemed held by, any Defaulting Lender shall be disregarded for purposes of making a determination of Required Lenders; provided that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or L/C Issuer, as the case may be, in making such determination.
“Required Pro Rata Facilities Lenders” means, at any time, Lenders holding in the aggregate more than 50% of the sum of (a) the Aggregate Revolving Commitments at such time (or, if the Aggregate Revolving Commitments have been terminated, the aggregate outstanding Revolving Loans and participation interests in outstanding Swing Line Loans and L/C Obligations at such time), plus (b) the aggregate unfunded Term A Loan Commitments and the aggregate outstanding Term A Loans at such time plus (c) the aggregate outstanding Incremental Term A Loans at such time. The Revolving Commitments, Revolving Loans, participation interests in Swing Line Loans and L/C Obligations, Term A Loan Commitments, Term A Loan and Incremental Term A Loans held or deemed held by any Defaulting Lender shall be disregarded in determining Required Pro Rata Facilities Lenders at any time; provided that the amount of any participation interest in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or L/C Issuer, as the case may be, in making such determination.
“Rescindable Amount” has the meaning specified in Section 2.12(b)(ii).

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“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party or, in the case of a Designated Borrower only, one or two directors (as required by such applicable jurisdiction), a manager, or a director and company secretary and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent and, solely for purposes of the delivery of secretary’s certificates or incumbency certificates, the secretary or any assistant secretary of a Loan Party or, in the case of a Designated Borrower only, a director or a company secretary. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Loan Party or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or on account of any return of capital to the Parent’s stockholders, partners or members (or the equivalent Person thereof), or any setting apart of funds or property for any of the foregoing.
“Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of an Alternative Currency Loan, (ii) each date of a Borrowing of a Eurocurrency Rate Loan denominated in Australian Dollars or New Zealand Dollars, (iii) each date of a continuation of an Alternative Currency Term Rate Loan pursuant to Section 2.02, (iv) each date of a continuation of a Eurocurrency Rate Loan denominated in Australian Dollars or New Zealand Dollars pursuant to Section 2.02, (v) with respect to an Alternative Currency Daily Rate Loan, each Interest Payment Date, and (vi) such additional dates as the Administrative Agent shall determine or the Required Pro Rata Facilities Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (iii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Pro Rata Facilities Lenders shall require.
“Revolving A/B Borrower” means each of the Company, AllStar, FleetCor UK, Lux 2, any Designated Borrower that becomes a Revolving A/B Borrower under the terms of Section 2.16, and the Additional Borrower, to the extent the Additional Borrower becomes a Borrower hereunder pursuant to Section 7.12(b).
“Revolving A Commitment” means, as to each Lender, its obligation to (a) make Revolving A Loans to a Revolving A/B Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations and (c) purchase participations in Domestic Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption or such other document pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

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“Revolving A Lender” means a Lender with a Revolving A Commitment.
“Revolving A Loan” has the meaning specified in Section 2.01(a).
“Revolving B Commitment” means, as to each Lender, its obligation to (a) make Revolving B Loans to a Revolving A/B Borrower pursuant to Section 2.01, and (b) purchase participations in Foreign Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption or such other document pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Revolving B Lender” means a Lender with a Revolving B Commitment.
“Revolving B Loan” has the meaning specified in Section 2.01(b).
“Revolving C Borrower” means each of the Company, FleetCor Australia and FleetCor New Zealand.
“Revolving C Commitment” means, as to each Lender, its obligation to make Revolving C Loans to a Revolving C Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption or such other document pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Revolving C Lender” means a Lender with a Revolving C Commitment.
“Revolving C Loan” has the meaning specified in Section 2.01(f).
“Revolving Commitment” means a Revolving A Commitment, a Revolving B Commitment, a Revolving C Commitment and/or a Revolving D Commitment, as applicable.
“Revolving D Commitment” means, as to each Lender, its obligation to make Revolving D Loans to the Company pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption or such other document pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Revolving D Commitment Fee” has the meaning specified in Section 2.09(c).
“Revolving D Lender” means a Lender with a Revolving D Commitment.
“Revolving D Loan” has the meaning specified in Section 2.01(g).
“Revolving Loan” means a Revolving A Loan, a Revolving B Loan, a Revolving C Loan and/or a Revolving D Loan, as applicable.
“Revolving Note” has the meaning specified in Section 2.11(a).
“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of McGraw-Hill Financial, Inc., and any successor thereto.

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“Sale and Leaseback Transaction” means, with respect to any Loan Party or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby the Loan Party or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.
“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, Australian Dollars or New Zealand Dollars, same day or other funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant currency.
“Sanction(s)” means any sanction or trade embargo imposed, administered or enforced by the United States Government (including without limitation, OFAC and the U.S. Department of State), the Canadian Government, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the government of Australia or other relevant sanctions authority.
“Scheduled Unavailability Date” has the meaning specified in Section 3.07.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Secured Party Designation Notice” shall mean a notice from any Lender or an Affiliate of a Lender relating to the existence of Swap Contracts and/or Treasury Management Agreements, in a form provided by the Administrative Agent.
“Security Agreement” means the security and pledge agreement substantially in the form of Exhibit M executed in favor of the Administrative Agent, for the benefit of the holders of the Obligations, by the Company, the Guarantors and the other parties thereto from time to time.
“Seventh Amendment Effective Date” means November 14, 2019.
“Sixth Amendment Effective Date” means August 2, 2019.
“Solvent” or “Solvency” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course (including for the purposes of section 95A of the Australian Corporations Act), (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

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“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.
“SONIA Adjustment” means, with respect to SONIA, 0.03260% (3.26 basis points).
“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.
“Specified Equity Sale” means the sale, transfer or other disposition by the Company of all or any portion of the Equity Interests of the Unrestricted Subsidiary.
“Specified Guarantor” has the meaning given thereto in the Guaranty.
“Specified Investments” shall have the meaning given thereto in the Closing Certificate.
“Specified Merger Agreement Representations” means such of the representations made by the Target with respect to the Target and its subsidiaries and assets in the Merger Agreement that are material to the interests of the Lenders, but only to the extent that the Parent (or its Subsidiary or Affiliate) has the right to terminate its (or its Subsidiary’s or Affiliate’s) obligations under the Merger Agreement, or decline to consummate the Comdata Acquisition, as a result of a breach of such representations in the Merger Agreement.
“Specified Representations” means the representations and warranties made in Sections 6.01(a) (as to valid existence) and (b)(ii), the first clause of Section 6.02, Section 6.02(a), Section 6.02(c), Section 6.04, Section 6.14, Section 6.18 (after giving effect to the consummation of the Comdata Acquisition, the Borrowings under the Comdata Facilities and the payment of the Comdata Acquisition Costs), Section 6.19 (but only with respect to (i) assets with respect to which a lien may be perfected by the filing of a financing statement under the Uniform Commercial Code, (ii) the pledge and perfection of security interests in Equity Interests of the Parent’s material, wholly-owned Domestic Subsidiaries and (iii) other assets a security interest in which can be provided and perfected after the Loan Parties’ use of commercially reasonable efforts to do so), Section 6.22 and Section 6.23.
“Spot Rate” for a currency means the rate determined by the Administrative Agent, the Swing Line Lender or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent, the Swing Line Lender or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent, the Swing Line Lender or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars.
“Sterling” and “£” mean the lawful currency of the United Kingdom.

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“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent; provided, however that “Subsidiary” shall not refer to or include (i) FleetCor Funding LLC or any other Subsidiary formed as a special purpose entity in connection with a Receivables Facility or (ii) the Unrestricted Subsidiary or any of the Unrestricted Subsidiary’s direct or indirect subsidiaries.
“Supported QFC” has the meaning specified in Section 11.21.
“SVS” means Stored Value Solutions International B.V., a company incorporated under the laws of the Netherlands.
“SVS Contribution Agreement” means that certain Contribution Agreement, dated as of March 3, 2017, among First Data Corporation, a Delaware corporation, the Parent, and the SVS Joint Venture, including all schedules and exhibits thereto, as in effect on the Third Amendment Effective Date without giving effect to any amendments or modifications thereof or supplements thereto (except for any such amendments, modifications or supplements that are not materially adverse to the interest of the Lenders).
“SVS Disposition” means the contribution by the Parent to the SVS Joint Venture of the FleetCor Shares (as defined in the SVS Contribution Agreement), the FleetCor Contributed Assets (as defined in the SVS Contribution Agreement), the FleetCor Assumed Liabilities (as defined in the SVS Contribution Agreement) and the FleetCor Contributed Cash (as defined in the SVS Contribution Agreement), in each case pursuant to the SVS Contribution Agreement.
“SVS Joint Venture” means Gift Solutions LLC, a Delaware limited liability company.
“Swap Bank” means (a) any Person that is a Lender or an Affiliate of a Lender at the time that it becomes a party to a Swap Contract with any Loan Party or Subsidiary and (b) any Lender or Affiliate of a Lender that is party to a Swap Contract with any Loan Party or Subsidiary in existence at the time such Person (or its Affiliate) becomes a Lender, in each case in its capacity as a party to such Swap Contract and to the extent such Swap Contract is permitted by Section 8.03(d), and even if such Person ceases to be a Lender or such Person’s Affiliate ceases to be a Lender; provided that in the case of a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Swap Bank only through the stated termination date (without extension or renewal) of such Swap Contract.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules,

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a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Obligations” means with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
“Swing Line Loan” has the meaning specified in Section 2.04(a)(ii).
“Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as is approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.
“Swing Line Note” has the meaning specified in Section 2.11(a).
“Swing Line Sublimit” means an amount equal to the Domestic Swing Line Loan Sublimit plus the Foreign Swing Line Loan Sublimit.
“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing arrangement whereby the arrangement is considered borrowed money indebtedness for tax purposes but is classified as an operating lease or does not otherwise appear on a balance sheet under GAAP.
“Target” means Comdata Inc., a Delaware corporation.
“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term A Lender” means a Lender with a Term A Loan Commitment or a Term A Loan.
“Term A Loan” has the meaning specified in Section 2.01(c).
“Term A Loan Commitment” means, as to each Lender, its obligation to make its portion of the Term A Loan to the Company pursuant to Section 2.01(c), in the principal amount set

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forth opposite such Lender’s name on Schedule 2.01. The aggregate principal amount of the Term A Loan Commitments of all of the Lenders as in effect on the Fifth Amendment Effective Date is TWO BILLION FIVE HUNDRED TWENTY FIVE MILLION DOLLARS ($2,525,000,000).
“Term B-3 Lender” means a Lender with a Term B-3 Loan Commitment or holding a portion of the Term B-3 Loan.
“Term B-3 Loan” has the meaning specified in Section 2.01(d).
“Term B-3 Loan Commitment” means, as to each Lender, its obligation to make its portion of the Term B-3 Loan to the Company pursuant to Section 2.01(d), in the principal amount set forth opposite such Lender’s name on the Register. The aggregate principal amount of the Term B-3 Loan Commitments of all of the Lenders as in effect on the Third Amendment Effective Date is THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000).
“Term B-4 Lender” means a Lender with a Term B-4 Loan Commitment or holding a portion of the Term B-4 Loan.
“Term B-4 Loan” means, collectively, (a) the Incremental Term B Loan established pursuant to the Ninth Amendment and (b) the Incremental Term B Loan established pursuant to the Eleventh Amendment. For the avoidance of doubt, upon the funding of the Incremental Term B Loan established pursuant to the Eleventh Amendment, the Incremental Term B Loan established pursuant to the Ninth Amendment and the Incremental Term B Loan established pursuant to the Eleventh Amendment shall be deemed one term B loan tranche for purposes of this Agreement and the other Loan Documents and shall collectively constitute the Term B-4 Loan.
“Term B-4 Loan Commitment” means, as to each Term B-4 Lender, its obligation to make its portion of the Term B-4 Loan to the Company pursuant to Section 2.01(h), in the principal amount set forth opposite such Term B-4 Lender’s name on the Register. The aggregate principal amount of (a) the Term B-4 Loan Commitments of all of the Term B-4 Lenders with respect to the portion of the Term B-4 Loan established pursuant to the Ninth Amendment as in effect on the Ninth Amendment Effective Date was ONE BILLION ONE HUNDRED FIFTY MILLION DOLLARS ($1,150,000,000) and (b) the Term B-4 Loan Commitments of all of the Term B-4 Lenders with respect to the portion of the Term B-4 Loan established pursuant to the Eleventh Amendment as in effect on the Eleventh Amendment Effective Date is SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000).
“Term B-4 Loan Repricing Transaction” means (a) any prepayment or repayment of the Term B-4 Loan, in whole or in part, with the proceeds of any new or replacement tranche of loans (including by way of conversion by a Lender of its portion of the Term B-4 Loan into new term loans or pursuant to an amendment to this Agreement) incurred by the Parent or any of its Subsidiaries for which the interest rate payable thereon is lower than the Eurocurrency Rate on the date of such prepayment or repayment plus the Applicable Rate then in effect for the Term B-4 Loan or (b) any amendment to this Agreement that reduces the interest rate applicable to the Term B-4 Loan. A prepayment or repayment in connection with a transaction that would be a Change of Control shall not be a Term B-4 Loan Repricing Transaction.
“Term Commitment” means a Term A Loan Commitment and/or a Term B-3 Loan Commitment, as applicable.
“Term Loan” means a Term A Loan and/or Term B-3 Loan, as applicable.

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“Term Note” has the meaning specified in Section 2.11(a).
“Third Amendment Effective Date” means August 2, 2017.
“Threshold Amount” means $25,000,000.
“Total Revolving A Outstandings” means the aggregate Outstanding Amount of all Revolving A Loans, all Domestic Swing Line Loans and all L/C Obligations.
“Total Revolving B Outstandings” means the aggregate Outstanding Amount of all Revolving B Loans and all Foreign Swing Line Loans.
“Total Revolving C Outstandings” means the aggregate Outstanding Amount of all Revolving C Loans.
“Total Revolving D Outstandings” means the aggregate Outstanding Amount of all Revolving D Loans.
“Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans, all Swing Line Loans and all L/C Obligations.
“Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including deposit accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.
“Treasury Management Bank” means (a) any Person that is a Lender or an Affiliate of a Lender at the time that it becomes a party to a Treasury Management Agreement with any Loan Party or Subsidiary and (b) any Lender or Affiliate of a Lender that is a party to a Treasury Management Agreement with any Loan Party or Subsidiary in existence at the time such Person (or its Affiliate) becomes a Lender, in each case in its capacity as a party to such Treasury Management Agreement (and even if such Person ceases to be a Lender or such Person’s Affiliate ceases to be a Lender).
“Type” means, with respect to any Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, an Alternative Currency Daily Rate Loan, or an Alternative Currency Term Rate Loan.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

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“Unrestricted Cash” means, subject to the limitations in the definition of “Maximum Consolidated Leverage Ratio Requirement” in Section 1.01, Section 1.03(a), Section 2.02(f)(i)(E), Section 2.02(f)(ii)(E), and Section 2.02(f)(iii)(H), the aggregate amount of unrestricted cash and Cash Equivalents of the U.S. Loan Parties, not to exceed $500,000,000.
“Unrestricted Subsidiary” shall mean Masternaut Luxembourg Holding S.a. r.l., a société à responsabilité limitée incorporated under the laws of Luxembourg.
“U.S. Loan Party” means any Loan Party that is organized under the laws of any state of the United States or the District of Columbia.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.
“U.S. Special Resolution Regimes” has the meaning specified in Section 11.21.
“Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date of determination, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date of determination and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness as of such date of determination.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
“Yen” and “¥” mean the lawful currency of Japan.
1.02Other Interpretive Provisions.
With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such

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agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto”, “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions, rules, regulations and orders consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal property and tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(d)Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
1.03Accounting Terms.
(a)Generally. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements; provided, however, that calculations of Attributable Indebtedness under any Synthetic Lease or the implied interest component of any Synthetic Lease shall be made by the Company in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. Notwithstanding anything contained herein to the contrary, with respect to determining the permissibility of the incurrence of any Indebtedness, the proceeds thereof shall not be counted as Unrestricted Cash for the purposes of clause (a)(ii) of the definition of Consolidated Leverage Ratio.
(b)Changes in GAAP. The Parent will provide a written summary of material changes in GAAP and in the consistent application thereof with each annual and quarterly Compliance Certificate delivered in accordance with Section 7.02(a). If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Parent or the Required Pro Rata Facilities Lenders shall so request, the

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Administrative Agent, the Lenders and the Parent shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Pro Rata Facilities Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Parent shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.
(c)Calculations. Notwithstanding the above, the parties hereto acknowledge and agree that all calculations of the financial covenants in Section 8.11 (including for purposes of determining the Applicable Rate) shall be made on a Pro Forma Basis. In connection with any Material Acquisition Pro Forma Calculation, the maximum Consolidated Leverage Ratio that was permitted pursuant to Section 8.11(a) for the most recent fiscal quarter ended for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b) shall be deemed to be 4.25 to 1.00 solely for purposes of such Material Acquisition Pro Forma Calculation.
1.04Rounding.
Any financial ratios required to be maintained by the Parent pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.05Exchange Rates; Currency Equivalents.
(a)The Administrative Agent, the Swing Line Lender or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies, Australian Dollars and New Zealand Dollars. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent, the Swing Line Lender or the L/C Issuer, as applicable.
(b)Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan, an Alternative Currency Loan or Foreign Swing Line Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan, Foreign Swing Line Loan or Letter of Credit is denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent, the Swing Line Lender or the L/C Issuer, as the case may be.

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1.06Additional Alternative Currencies.
(a)The Company may from time to time request that Eurocurrency Rate Loans or Alternative Currency Loans be made under the Aggregate Revolving B Commitments and/or Letters of Credit be issued under the Aggregate Revolving A Commitments, in each case, in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans or Alternative Currency Loans, such request shall be subject to the approval of the Administrative Agent and the Revolving B Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.
(b)Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans or Alternative Currency Loans, the Administrative Agent shall promptly notify each Revolving B Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuer thereof. Each Revolving B Lender (in the case of any such request pertaining to Eurocurrency Rate Loans or Alternative Currency Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., 10 Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or Alternative Currency Loans, as applicable, or the issuance of Letters of Credit, as the case may be, in such requested currency.
(c)Any failure by a Revolving B Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Revolving B Lender or the L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans or Alternative Currency Loans, as applicable, to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Revolving B Lenders consent to making Eurocurrency Rate Loans or Alternative Currency Loans in such requested currency and the Administrative Agent and the Revolving B Lenders reasonably determine that a Eurocurrency Base Rate, Alternative Currency Daily Rate or Alternative Currency Term Rate is available to be used for such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Borrowings of Eurocurrency Rate Loans or Alternative Currency Loans, as applicable, under the Aggregate Revolving B Commitments; and if the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Company.
1.07Change of Currency.
(a)Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Third Amendment Effective Date shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to

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such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.
(b)Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.
(c)Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.
1.08Times of Day; Rates.
Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definitions of “Alternative Currency Daily Rate”, “Alternative Currency Term Rate”, “Eurocurrency Base Rate” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any of such rates (including any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.
1.09Letter of Credit Amounts.
Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent to the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
Article II.

THE COMMITMENTS AND CREDIT EXTENSIONS
1.01Commitments.
(a)Revolving A Loans. Subject to the terms and conditions set forth herein, each Revolving A Lender severally agrees to make loans (each such loan, a “Revolving A Loan”) to the Revolving A/B Borrowers in Dollars from time to time on any Business Day during the Availability Period for the Revolving A Commitments in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving A Commitment; provided, however, that after giving effect to any Borrowing of Revolving A Loans, (i) the Total Revolving A Outstandings shall not exceed the Aggregate Revolving A Commitments, (ii) the aggregate Outstanding Amount of the Revolving A Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations plus such Lender’s Applicable Percentage of the Outstanding Amount of all Domestic Swing Line Loans shall not exceed such Lender’s Revolving A Commitment, and (iii) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. Each Revolving A Lender may, at its option, make any Revolving A Loan available to any Revolving A/B Borrower that is a Foreign Subsidiary by causing any foreign or domestic branch or Affiliate of such Lender to make such Revolving A Loan; provided that any exercise of such option shall not affect the obligation of such Revolving

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A/B Borrower to repay such Revolving A Loan in accordance with the terms of this Agreement. Within the limits of each Lender’s Revolving A Commitment, and subject to the other terms and conditions hereof, the Revolving A/B Borrowers may borrow under this Section 2.01(a), prepay under Section 2.05, and reborrow under this Section 2.01(a). Revolving A Loans may be Base Rate Loans or Eurocurrency Rate Loans, or a combination thereof, as further provided herein (provided that Lux 2 may not borrow Base Rate Loans).
(b)Revolving B Loans. Subject to the terms and conditions set forth herein, each Revolving B Lender severally agrees to make loans (each such loan, a “Revolving B Loan”) to the Revolving A/B Borrowers in Dollars or in one or more Alternative Currencies from time to time on any Business Day during the Availability Period for the Revolving B Commitments in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving B Commitment; provided, however, that after giving effect to any Borrowing of Revolving B Loans, (i) the Total Revolving B Outstandings shall not exceed the Aggregate Revolving B Commitments, (ii) the aggregate Outstanding Amount of the Revolving B Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all Foreign Swing Line Loans shall not exceed such Lender’s Revolving B Commitment, and (iii) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. Each Revolving B Lender may, at its option, make any Revolving B Loan available to any Revolving A/B Borrower that is a Foreign Subsidiary by causing any foreign or domestic branch or Affiliate of such Lender to make such Revolving B Loan; provided that any exercise of such option shall not affect the obligation of such Revolving A/B Borrower to repay such Revolving B Loan in accordance with the terms of this Agreement. Within the limits of each Lender’s Revolving B Commitment, and subject to the other terms and conditions hereof, the Revolving A/B Borrowers may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving B Loans may be Base Rate Loans, Eurocurrency Rate Loans, Alternative Currency Daily Rate Loans or Alternative Currency Term Rate Loans or a combination thereof, as further provided herein (provided that Lux 2 may not borrow Base Rate Loans).
(c)Term A Loan. Subject to the terms and conditions set forth herein, each Term A Lender severally agrees to make its portion of a term loan (the “Term A Loan”) to the Company in Dollars on the Fifth Amendment Effective Date in an amount not to exceed such Term A Lender’s Term A Loan Commitment. A Term A Lender shall make its portion of the Term A Loan to the Company by (i) continuing some or all of its portion of the Term A Loan (as defined in the Credit Agreement immediately prior to the Fifth Amendment Effective Date) outstanding immediately prior to the Fifth Amendment Effective Date, and/or (ii) advancing additional borrowings of the Term A Loan on the Fifth Amendment Effective Date. Amounts repaid on the Term A Loan may not be reborrowed. The Term A Loan may consist of Base Rate Loans or Eurocurrency Rate Loans or a combination thereof, as further provided herein.
(d)Term B-3 Loan. Subject to the terms and conditions set forth herein, each Term B-3 Lender severally agrees to make its portion of a term loan (the “Term B-3 Loan”) to the Company in Dollars on the Third Amendment Effective Date in an amount not to exceed such Term B-3 Lender’s Term B-3 Loan Commitment. Amounts repaid on the Term B-3 Loan may not be reborrowed. The Term B-3 Loan may consist of Base Rate Loans or Eurocurrency Rate Loans or a combination thereof, as further provided herein.
(e)Incremental Term Loans. Subject to Section 2.02(f), on the effective date of any Lender Joinder Agreement, each Incremental Term Loan Lender severally agrees to make its portion of its Incremental Term Loan to the Company in the amount of its respective Incremental Term Loan Commitment as set forth in such Lender Joinder Agreement; provided, however, that after giving effect to such advances, the Outstanding Amount of such Incremental Term Loan shall not exceed the aggregate amount of the Incremental Term Loan Commitments of the Incremental Term Loan Lenders with respect thereto. Amounts repaid on any Incremental Term Loan may not be reborrowed. Each Incremental Term Loan may consist of Base Rate Loans, Eurocurrency Rate Loans, or a combination thereof, as the Company may request.

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(f)Revolving C Loans. Subject to the terms and conditions set forth herein, each Revolving C Lender severally agrees to make loans (each such loan, a “Revolving C Loan”) to the Revolving C Borrowers in Dollars, Australian Dollars or New Zealand Dollars from time to time on any Business Day during the Availability Period for the Revolving C Commitments in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving C Commitment; provided, however, that after giving effect to any Borrowing of Revolving C Loans, (i) the Total Revolving C Outstandings shall not exceed the Aggregate Revolving C Commitments, (ii) the aggregate Outstanding Amount of the Revolving C Loans of any Lender shall not exceed such Lender’s Revolving C Commitment, and (iii) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. Each Revolving C Lender may, at its option, make any Revolving C Loan available to any Revolving C Borrower that is a Foreign Subsidiary by causing any foreign or domestic branch or Affiliate of such Lender to make such Revolving C Loan; provided that any exercise of such option shall not affect the obligation of such Revolving C Borrower to repay such Revolving C Loan in accordance with the terms of this Agreement. Within the limits of each Lender’s Revolving C Commitment, and subject to the other terms and conditions hereof, the Revolving C Borrowers may borrow under this Section 2.01(f), prepay under Section 2.05, and reborrow under this Section 2.01(f). Revolving C Loans denominated in Dollars may be Base Rate Loans or Eurocurrency Rate Loans, or a combination thereof, as further provided herein. Revolving C Loans denominated in Australian Dollars or New Zealand Dollars shall be Eurocurrency Rate Loans.
(g)Revolving D Loans. Subject to the terms and conditions set forth herein, each Revolving D Lender severally agrees to make loans (each such loan, a “Revolving D Loan”) to the Company in Dollars from time to time on any Business Day during the Availability Period for the Revolving D Commitments in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving D Commitment; provided, however, that after giving effect to any Borrowing of Revolving D Loans, (i) the Total Revolving D Outstandings shall not exceed the Aggregate Revolving D Commitments, (ii) the aggregate Outstanding Amount of the Revolving D Loans of any Lender shall not exceed such Lender’s Revolving D Commitment, and (iii) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. Within the limits of each Lender’s Revolving D Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(g), prepay under Section 2.05, and reborrow under this Section 2.01(g). Revolving D Loans may be Base Rate Loans or Eurocurrency Rate Loans, or a combination thereof, as further provided herein.
(h)Term B-4 Loan. Subject to the terms and conditions set forth herein and in the Ninth Amendment, each Term B-4 Lender severally agrees to make its portion of the portion of the Term B-4 Loan established pursuant to the Ninth Amendment to the Company in Dollars on the Ninth Amendment Effective Date in an amount not to exceed such Term B-4 Lender’s Term B-4 Loan Commitment with respect to the portion of the Term B-4 Loan established pursuant to the Ninth Amendment. Subject to the terms and conditions set forth herein and in the Eleventh Amendment, each Term B-4 Lender severally agrees to make its portion of the portion of the Term B-4 Loan established pursuant to the Eleventh Amendment to the Company in Dollars on the Eleventh Amendment Effective Date in an amount not to exceed such Term B-4 Lender’s Term B-4 Loan Commitment with respect to the portion of the Term B-4 Loan established pursuant to the Eleventh Amendment. Amounts repaid on the Term B-4 Loan may not be reborrowed. The Term B-4 Loan may consist of Base Rate Loans or Eurocurrency Rate Loans or a combination thereof, as further provided herein.
1.02Borrowings, Conversions and Continuations of Loans.
(a)Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans or Alternative Currency Term Rate Loans shall be made upon the Company’s (or other applicable Borrower’s) irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or

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continuation of, Eurocurrency Rate Loans denominated in Dollars or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Alternative Currency Loans or Loans denominated in Australian Dollars or New Zealand Dollars, and (iii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or Alternative Currency Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Loan Notice shall specify (i) whether the applicable Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, (vi) whether the Loans to be borrowed are Revolving A Loans, Revolving B Loans, Revolving C Loans, Revolving D Loans, the Term A Loan, the Term B-3 Loan, the Term B-4 Loan, or an Incremental Term Loan, and, as applicable, the currency of the Loans to be borrowed (it being understood that Eurocurrency Rate Loans may only be made in Dollars, Australian Dollars and New Zealand Dollars, and Base Rate Loans can only be made in Dollars), and (vii) the applicable Borrower. If the Company or other applicable Borrower fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Company or other applicable Borrower fails to specify a Type of a Loan in a Loan Notice or if the Company or other applicable Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Loans denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars, such Loans shall be continued as Alternative Currency Loans (in the case of Loans denominated in an Alternative Currency) and Eurocurrency Rate Loans (in the case of Loans denominated in Australian Dollars or New Zealand Dollars) in their original currency with an Interest Period of one month. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Company or other applicable Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans or Alternative Currency Term Rate Loans in any Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.
(b)Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each applicable Lender of the amount (and currency) of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Company or other applicable Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan in an Alternative Currency, Australian Dollars or New Zealand Dollars, in each case on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.03 (and, if such Borrowing is the initial Credit Extension, Section 5.02), the Administrative Agent shall make all funds so received available to the Company or the other applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and acceptable to) the Administrative Agent by the Company; provided, however, that if, on the date of a Borrowing of Revolving Loans denominated in Dollars, there are L/C Borrowings

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outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings and second, shall be made available to the applicable Borrower as provided above.
(c)Except as otherwise provided herein, a Eurocurrency Rate Loan or Alternative Currency Term Rate Loan may be continued or converted only on the last day of the Interest Period for such Loan. During the existence of a Default, no Loans (whether in denominated in Dollars or any other currency) may be requested as, converted to or continued as Eurocurrency Rate Loans or Alternative Currency Term Rate Loans without the consent of the Required Lenders.
(d)The Administrative Agent shall promptly notify the Company and the Lenders of the interest rate applicable to any Interest Period for Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Company and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
(e)After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than 15 Interest Periods in effect with respect to all Loans.
(f)    Increase in Aggregate Revolving A Commitments. The Company may, at any time and from time to time prior to the Maturity Date with respect to the Aggregate Revolving A Commitments, upon prior written notice to the Administrative Agent, increase the Aggregate Revolving A Commitments in an aggregate principal amount not to exceed the Incremental Amount, with additional Revolving A Commitments from any existing Lender with a Revolving A Commitment or new Revolving A Commitments from any other Person (other than any Borrower or any Affiliate or Subsidiary of any Borrower) selected by the Borrowers and reasonably acceptable to the Administrative Agent, the L/C Issuer and the Swing Line Lender; provided that:
(A)any such increase shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof;
(B)no Default or Event of Default shall exist and be continuing at the time of any such increase, or after giving effect to any such increase;
(C)no existing Lender shall be under any obligation to increase its Revolving A Commitment and any such decision whether to increase its Revolving A Commitment shall be in such Lender’s sole and absolute discretion;
(D)(1) any new Lender shall join this Agreement by executing a Lender Joinder Agreement and/or (2) any existing Lender electing to increase its Revolving A Commitment shall have executed a commitment agreement in form and substance satisfactory to the Administrative Agent;
(E)a Responsible Officer of the Parent shall deliver to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to any such increase in the Revolving A Commitments on a Pro Forma Basis (and for such purpose assuming that the entire amount of such increase is funded), the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b) (it being understood and agreed that for purposes of calculating the Consolidated Leverage Ratio under this clause (f)(i)(E), the identifiable proceeds of such increase shall not qualify as Unrestricted Cash for the purposes of clause (a)(ii) of the definition of Consolidated Leverage Ratio); and

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(F)as a condition precedent to such increase, the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the date of such increase (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (2) in the case of the Company, certifying that, before and after giving effect to such increase, (x) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 2.02(f), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and (y) no Default or Event of Default exists.
The Company shall prepay any Loans owing by it and outstanding on the date of any such increase (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Commitments arising from any nonratable increase in the Commitments under this Section. In connection with any increase of the Aggregate Revolving A Commitments pursuant to this Section 2.02(f)(i), the Company may increase (i) the Letter of Credit Sublimit by an amount consented to by the L/C Issuer in its sole discretion; and/or (ii) the Domestic Swing Line Loan Sublimit by an amount consented to by the Swing Line Lender in its sole discretion. The L/C Issuer or the Swing Line Lender, as applicable, shall notify the Revolving A Lenders of any such increase of the Letter of Credit Sublimit or the Domestic Swing Line Loan Sublimit.
(ii)Increase in Aggregate Revolving B Commitments. The Company may, at any time and from time to time prior to the Maturity Date with respect to the Aggregate Revolving B Commitments, upon prior written notice to the Administrative Agent, increase the Aggregate Revolving B Commitments in an aggregate principal amount not to exceed the Incremental Amount, with additional Revolving B Commitments from any existing Lender with a Revolving B Commitment or new Revolving B Commitments from any other Person (other than any Borrower or any Affiliate or Subsidiary of any Borrower) selected by the Borrowers and reasonably acceptable to the Administrative Agent and the Swing Line Lender; provided that:
(A)any such increase shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof;
(B)no Default or Event of Default shall exist and be continuing at the time of any such increase, or after giving effect to any such increase;
(C)no existing Lender shall be under any obligation to increase its Revolving B Commitment and any such decision whether to increase its Revolving B Commitment shall be in such Lender’s sole and absolute discretion;
(D)(1) any new Lender shall join this Agreement by executing a Lender Joinder Agreement and/or (2) any existing Lender electing to increase its Revolving B Commitment shall have executed a commitment agreement in form and substance satisfactory to the Administrative Agent;

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(E)a Responsible Officer of the Parent shall deliver to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to any such increase in the Revolving B Commitments on a Pro Forma Basis (and for such purpose assuming that the entire amount of such increase is funded), the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b) (it being understood and agreed that for purposes of calculating the Consolidated Leverage Ratio under this clause (f)(ii)(E), the identifiable proceeds of such increase shall not qualify as Unrestricted Cash for the purposes of clause (a)(ii) of the definition of Consolidated Leverage Ratio); and
(F)as a condition precedent to such increase, the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the date of such increase (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (2) in the case of the Company, certifying that, before and after giving effect to such increase, (x) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 2.02(f), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and (y) no Default or Event of Default exists.
The Company shall prepay any Loans owing by it and outstanding on the date of any such increase (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Commitments arising from any nonratable increase in the Commitments under this Section. In connection with any increase of the Aggregate Revolving B Commitments pursuant to this Section 2.02(f)(ii), the Company may increase the Foreign Swing Line Loan Sublimit by an amount consented to by the Swing Line Lender in its sole discretion. The Swing Line Lender shall notify the Revolving B Lenders of any such increase of the Foreign Swing Line Loan Sublimit.
(iii)Institution of Incremental Term Loans. Upon prior written notice to the Administrative Agent, the Company may institute one or more incremental term loan tranches (which for the avoidance of doubt may be structured as an increase of an existing tranche of Term Loans or Incremental Term Loans) (each an “Incremental Term Loan”) that are Incremental Term A Loans or Incremental Term B Loans, at any time prior to the latest Maturity Date with respect to any then outstanding Term Loan or Incremental Term Loan, in each case, in an aggregate principal amount not to exceed the Incremental Amount; provided that:
(A)the Company (in consultation and coordination with the Administrative Agent) shall obtain commitments for the amount of each such Incremental Term Loan from existing Lenders or other Persons acceptable to the Administrative Agent, which Lenders shall join in this Agreement as Incremental Term Loan Lenders by executing a Lender Joinder Agreement or other agreement acceptable to the Administrative Agent;

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(B)any such institution of an Incremental Term Loan shall be in a minimum aggregate principal amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof;
(C)no Default or Event of Default shall exist and be continuing at the time of such institution, or after giving effect to any such Incremental Term Loan;
(D)With respect to any Incremental Term Loan (other than any Incremental Term Loan structured as an increase of an existing tranche of Term Loans or Incremental Term Loans) that is an Incremental Term A Loan (each of the following is an “Incremental Term A Loan Condition”):
(I)the Incremental Term Loan Maturity Date with respect to such Incremental Term A Loan shall be as set forth in the Lender Joinder Agreement applicable thereto; provided, that, such date shall not be earlier than the Maturity Date with respect to the Term A Loan;
(II)the scheduled principal amortization payments under such Incremental Term A Loan shall be as set forth in the Lender Joinder Agreement applicable thereto; provided, that, the Weighted Average Life to Maturity of such Incremental Term A Loan shall not be shorter than the then-remaining Weighted Average Life to Maturity of the Term A Loan;
(III)all other terms and conditions applicable to such Incremental Term A Loan must be consistent with then-current market terms for tranche A term loans in the syndicated loan markets, as determined by the Administrative Agent in its discretion, and otherwise reasonably acceptable to the Administrative Agent;
(IV)such Incremental Term A Loan shall share ratably in any prepayments of the Term A Loan and any other Incremental Term A Loans pursuant to Section 2.05 (or otherwise provide for more favorable prepayment treatment for the then outstanding Term A Loan and other Incremental Term A Loans) and shall have ratable voting rights with the Term A Loan and the other Incremental Term A Loans (or otherwise provide for more favorable voting rights for the then outstanding Term A Loan and other Incremental Term A Loans).
(E)With respect to any Incremental Term Loan (other than any Incremental Term Loan structured as an increase of an existing tranche of Term Loans or Incremental Term Loans) that is an Incremental Term B Loan (each of the following is an “Incremental Term B Loan Condition”):
(I)the Incremental Term Loan Maturity Date with respect to such Incremental Term B Loan shall be as set forth in the Lender Joinder Agreement applicable thereto; provided, that, such date shall not be earlier than the Maturity Date with respect to the Term B-3 Loan;
(II)the scheduled principal amortization payments under such Incremental Term B Loan shall be as set forth in the Lender Joinder Agreement applicable thereto; provided, that, the Weighted Average Life to Maturity of such Incremental Term B Loan shall not be shorter than the then-remaining Weighted Average Life to Maturity of the Term B-3 Loan;

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(III)if the All-In-Yield on such Incremental Term B Loan exceeds the All-In-Yield on the Term B-3 Loan, the Term B-4 Loan or any other Incremental Term B Loan by more than fifty basis points (0.50%) per annum, then the Applicable Rate or fees payable by the Company with respect to the Term B-3 Loan, the Term B-4 Loan and such other Incremental Term B Loans shall on the effective date of such Incremental Term B Loan be increased to the extent necessary to cause the All-In-Yield on the Term B-3 Loan, the Term B-4 Loan and such other Incremental Term B Loans to be fifty basis points (0.50%) less than the All-In-Yield on such Incremental Term B Loan (such increase to be allocated as reasonably determined by the Administrative Agent in consultation with the Company);
(IV)all other terms and conditions applicable to such Incremental Term B Loan must be consistent with then-current market terms for tranche B term loans in the syndicated loan markets, as determined by the Administrative Agent in its discretion, and otherwise reasonably acceptable to the Administrative Agent; and
(V)such Incremental Term B Loan shall share ratably in any prepayments of the Term B-3 Loan, the Term B-4 Loan and any other Incremental Term B Loans pursuant to Section 2.05 (or otherwise provide for more favorable prepayment treatment for the then outstanding Term B-3 Loan, the Term B-4 Loan and other Incremental Term B Loans) and shall have ratable voting rights with the Term B-3 Loan, the Term B-4 Loan and the other Incremental Term B Loans (or otherwise provide for more favorable voting rights for the then outstanding Term B-3 Loan, the Term B-4 Loan and other Incremental Term B Loans);
(F)With respect to any Incremental Term Loan structured as an increase to an existing tranche of Term Loans or Incremental Term Loans under this Agreement, except as otherwise specifically set forth herein, all of the other terms and conditions applicable to such Incremental Term Loan shall be identical to the terms and conditions applicable to the existing tranche of Term Loans or Incremental Term Loans that such Incremental Term Loan is increasing.
(G)Schedule 2.01 shall be deemed revised to reflect the commitments and commitment percentages of the Incremental Term Loan Lenders as set forth in the applicable Lender Joinder Agreement;
(H)a Responsible Officer of the Parent shall deliver to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the institution of such Incremental Term Loan and any Permitted Acquisition consummated in connection therewith, if applicable, in each case on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b) (it being understood and agreed that for purposes of calculating the Consolidated Leverage Ratio under this clause (f)(iii)(H), the identifiable proceeds of such Incremental Term Loan shall not qualify as Unrestricted Cash for the purposes of clause (a)(ii) of the definition of Consolidated Leverage Ratio);
(I)as a condition precedent to such institution of such Incremental Term Loan and the effectiveness of the Lender Joinder Agreement, the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the date of such institution and effectiveness (in sufficient copies for each

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Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Incremental Term Loan, and (y) in the case of the Company, certifying that, before and after giving effect to such Incremental Term Loan, (i) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of such institution and effectiveness, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 2.02(f), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and (ii) no Default or Event of Default exists; and
(J)no existing Lender shall be under any obligation to become an Incremental Term Loan Lender and any such decision whether to become an Incremental Term Loan Lender shall be in such Lender’s sole discretion.
(iv)With respect to any increase of the Aggregate Revolving A Commitments, any increase in the Aggregate Revolving B Commitments or institution of an Incremental Term Loan pursuant to this Section 2.02(f), the Administrative Agent shall have received (A) such amendments to the Collateral Documents as the Administrative Agent reasonably requests to cause the Collateral Documents to secure the Obligations after giving effect to such increase or Incremental Term Loan, (B) to the extent requested by the Administrative Agent, customary opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender (including each Person providing any portion of such increase or Incremental Term Loan), dated as of the effective date of such increase or Incremental Term Loan; and (C) such other documents and certificates it may reasonably request relating to the necessary authority for such increase or Incremental Term Loan and the validity of such increase or Incremental Term Loan, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent.
(v)The commitments with respect to any increase of the Aggregate Revolving A Commitments, any increase of the Aggregate Revolving B Commitments or institution of an Incremental Term Loan pursuant to this Section 2.02(f), and the credit extensions thereunder, shall constitute Commitments and Credit Extensions under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the security interests created by the Collateral Documents and any guarantees provided with respect to the Obligations. The Lenders hereby authorize the Administrative Agent to enter into, and the Lenders agree that this Agreement and the other Loan Documents shall be amended by, an agreement in writing entered into by the applicable Borrower(s), the Administrative Agent and each Person (including any existing Lender) that agrees to provide a portion of any increase of the Aggregate Revolving A Commitments, any increase of the Aggregate Revolving B Commitments or institution of an Incremental Term Loan pursuant to this Section 2.02(f) (each an “Incremental Facility Amendment”), to the extent (and only to the extent) the Administrative Agent deems necessary in order to establish such increase or Incremental Term Loan on terms consistent with and/or to effect the provisions of this Section 2.02(f). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each such increase or Incremental Term Loan.
(vi)It is understood and agreed that, notwithstanding anything to the contrary in this Agreement, if the proceeds of any Incremental Term Loan are being used to finance a Limited Conditionality Acquisition, and the Company has obtained binding

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commitments of Lenders to fund such Incremental Term Loan (“Incremental Financing Commitments”), then (A) the condition in clause (i) of the proviso of the definition of Permitted Acquisition that no Default shall have occurred and be continuing and the conditions in Sections 2.02(f)(iii)(C) and 5.03(b) that no Default or Event of Default shall exist shall, in each case, be satisfied if (1) no Default (or Event of Default, as applicable) shall have occurred and be continuing at the time of the execution of the definitive agreement governing such Limited Conditionality Acquisition, and (2) no Event of Default pursuant to Sections 9.01(a), (f) or (g) shall have occurred and be continuing at the time that such Limited Conditionality Acquisition is consummated and such Incremental Term Loan is incurred, (B) the condition in clause (vii) of the proviso of the definition of Permitted Acquisition and in Section 5.03(a) that the representations and warranties shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) at the time such Limited Conditionality Acquisition is consummated and such Incremental Term Loan is incurred shall be satisfied if (1) all such representations and warranties are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) at the time of the execution of the definitive agreement governing such Limited Conditionality Acquisition and (2) customary “specified credit agreement representations” and “specified acquisition agreement representations” (as agreed by the Lenders providing such Incremental Term Loan) are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) at the time such Limited Conditionality Acquisition is consummated and such Incremental Term Loan is incurred, (C) the condition in clause (v) of the proviso of the definition of Permitted Acquisition and in Section 2.02(f)(iii)(H) that the Parent deliver a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the institution of such Incremental Term Loan on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b), shall be satisfied if the Parent demonstrates compliance on a Pro Forma Basis solely at the time of the execution of the definitive agreement governing such Limited Conditionality Acquisition, and (D) the implementation of such Incremental Term Loan shall be subject to other customary “SunGard” or other customary applicable “certain funds” conditionality provisions.
(g)Cashless Settlement Mechanism. Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Company, the Administrative Agent and such Lender.
1.03Letters of Credit.
(a)The Letter of Credit Commitment.
(i)Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving A Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Initial Borrowing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies, Australian Dollars or New Zealand Dollars for the account of the Parent or any of its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Revolving A Lenders severally agree to participate in Letters of Credit issued for the account of the Parent or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (v) the Total Revolving A Outstandings shall not exceed the Aggregate Revolving A Commitments, (w) the Total Revolving Outstandings shall not exceed the Aggregate

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Revolving Commitments, (x) the aggregate Outstanding Amount of the Revolving A Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations plus such Lender’s Applicable Percentage of the Outstanding Amount of all Domestic Swing Line Loans shall not exceed such Lender’s Revolving A Commitment and (y) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Company for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Company’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(ii)The L/C Issuer shall not issue any Letter of Credit if:
(A)subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or
(B)the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving A Lenders have approved such expiry date.
(iii)The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:
(A)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the L/C Issuer in good faith deems material to it;
(B)the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;
(C)except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $500,000;
(D)except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;
(E)the L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency; or
(F)any Revolving A Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Company or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the

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Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.
(iv)The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.
(v)The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
(vi)The L/C Issuer shall act on behalf of the Revolving A Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.
(b)Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.
(i)Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Company. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least five (5) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof and in the absence of specification of currency shall be deemed a request for a Letter of Credit denominated in Dollars; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, the Company shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.
(ii)Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the

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Administrative Agent has received a copy of such Letter of Credit Application from the Company and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Parent or the applicable Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. The L/C Issuer may, at its option, make any Letter of Credit available by causing any foreign or domestic branch or Affiliate of the L/C Issuer to issue such Letter of Credit; provided that any exercise of such option shall not affect the obligation of the Company and the Parent or such Subsidiary to reimburse the L/C Issuer with respect to such Letter of Credit in accordance with the terms of this Agreement. Immediately upon the issuance of each Letter of Credit, each Revolving A Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.
(iii)If the Company so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Company shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving A Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Pro Rata Facilities Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving A Lender or the Company that one or more of the applicable conditions specified in Section 5.03 is not then satisfied, and in each case directing the L/C Issuer not to permit such extension.
(iv)Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)Drawings and Reimbursements; Funding of Participations.
(i)Upon receipt from the beneficiary of any Letter of Credit of any notice of drawing under such Letter of Credit, the L/C Issuer shall notify the Company and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars, the Company shall reimburse the L/C Issuer in such currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Company shall have

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notified the L/C Issuer promptly following receipt of the notice of drawing that the Company will reimburse the L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars, the L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than (x) 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency, Australian Dollars or New Zealand Dollars, or (y) if the Company has not received notice of such payment from the L/C Issuer by 11:00 a.m. on such date of payment by the L/C Issuer, 10:00 a.m. on the next succeeding Business Day following the date the Company receives notice of such payment from the L/C Issuer (each such date, an “Honor Date”), the Company shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. In the event that (A) a drawing denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars is to be reimbursed in Dollars pursuant to the second sentence in this Section 2.03(c)(i) and (B) the Dollar amount paid by the Company, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency, Australian Dollars or New Zealand Dollars, as applicable, equal to the drawing, the Company agrees, as a separate and independent obligation, to indemnify the L/C Issuer for the loss resulting from its inability on that date to purchase the Alternative Currency, Australian Dollars or New Zealand Dollars, as applicable, in the full amount of the drawing. If the Company fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving A Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars) (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. In such event, the Company shall be deemed to have requested a Borrowing of Revolving A Loans that are Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the conditions set forth in Section 5.03 (other than the delivery of a Loan Notice) and provided that, after giving effect to such Borrowing, (A) the Total Revolving A Outstandings shall not exceed the Aggregate Revolving A Commitments and (B) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)Each Revolving A Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) to the Administrative Agent for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving A Lender that so makes funds available shall be deemed to have made a Revolving A Loan that is a Base Rate Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars.
(iii)With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 5.03 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with

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interest) and shall bear interest at the Default Rate. In such event, each Revolving A Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
(iv)Until each Revolving A Lender funds its Revolving A Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.
(v)Each Revolving A Lender’s obligation to make Revolving A Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Company or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving A Lender’s obligation to make Revolving A Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 5.03 (other than delivery of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Company to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)If any Revolving A Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Revolving A Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving A Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving A Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
(d)Repayment of Participations.
(i)At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving A Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in Dollars and in the same funds as those received by the Administrative Agent.
(ii)If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving A Lender shall pay to the

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Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Revolving A Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)Obligations Absolute. The obligation of the Company to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i)any lack of validity or enforceability of such Letter of Credit, this Agreement or any other Loan Document;
(ii)the existence of any claim, counterclaim, setoff, defense or other right that the Parent, any Loan Party or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Company or any waiver by the L/C Issuer which does not in fact materially prejudice the Company;
(v)honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(vi)any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable;
(vii)any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;
(viii)any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency, Australian Dollars or New Zealand Dollars to any Loan Party or any Subsidiary or in the relevant currency markets generally; or
(ix)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any Subsidiary.

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The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company’s instructions or other irregularity, the Company will immediately notify the L/C Issuer. The Company shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.
(f)Role of L/C Issuer. Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders , the Required Lenders or the Required Pro Rata Facilities Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (ix) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Company may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit unless the L/C Issuer is prevented or prohibited from so paying as a result of any order or directive of any court or other Governmental Authority. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
(g)Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the L/C Issuer and the Company when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to any Loan Party or Subsidiary for, and the L/C Issuer’s rights and remedies against the Loan Parties and Subsidiaries shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

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(h)Letter of Credit Fees. The Company shall pay to the Administrative Agent for the account of each Revolving A Lender in accordance with its Applicable Percentage, in Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily maximum amount available to be drawn under such Letter of Credit; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving A Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.15(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer for its own account. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Pro Rata Facilities Lenders while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.
(i)Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Company shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit, at the rate per annum specified in the Fee Letter, computed on the Dollar Equivalent of the actual daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit) and on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the Company shall pay directly to the L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(j)Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(k)Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, the Parent or a Subsidiary, the Company shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Company hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of such Subsidiaries.
1.04Swing Line Loans.
(a)Swing Line Facility.
(i)Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Revolving A Lenders set forth in this Section 2.04, shall make loans to the Company and, if such entity becomes a

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Borrower pursuant to Section 7.12(b), the Additional Borrower, in Dollars (each such loan to the Company or the Additional Borrower, a “Domestic Swing Line Loan”) from time to time on any Business Day during the Availability Period for the Revolving A Commitments in an aggregate amount not to exceed at any time outstanding the amount of the Domestic Swing Line Loan Sublimit, notwithstanding the fact that such Domestic Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving A Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving A Commitment; provided, however, that after giving effect to any Domestic Swing Line Loan, (A) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (B) the Total Revolving A Outstandings shall not exceed the Aggregate Revolving A Commitments, (C) the aggregate Outstanding Amount of the Revolving A Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations plus such Lender’s Applicable Percentage of the Outstanding Amount of all Domestic Swing Line Loans shall not exceed such Lender’s Revolving A Commitment, and (D) the aggregate Outstanding Amount of all Domestic Swing Line Loans shall not exceed the Domestic Swing Line Loan Sublimit; and provided, further, that (1) no Borrower shall use the proceeds of any Domestic Swing Line Loan to refinance any outstanding Swing Line Loan and (2) the Swing Line Lender shall not be under any obligation to make any Domestic Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company and, if such entity becomes a Borrower pursuant to Section 7.12(b), the Additional Borrower, may each borrow Domestic Swing Line Loans under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Domestic Swing Line Loan shall bear interest as set forth in Section 2.08. Immediately upon the making of a Domestic Swing Line Loan, each Revolving A Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Domestic Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Domestic Swing Line Loan.
(ii)Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Revolving B Lenders set forth in this Section 2.04, shall make loans in Euros or Sterling to any Designated Borrower (other than Lux 2) that is a Revolving A/B Borrower (each such loan to any such Designated Borrower, a “Foreign Swing Line Loan,” and collectively with the Domestic Swing Line Loans, the “Swing Line Loans”) from time to time on any Business Day during the Availability Period for the Revolving B Commitments in an aggregate amount not to exceed at any time outstanding the amount of the Foreign Swing Line Loan Sublimit, notwithstanding the fact that such Foreign Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving B Loans, may exceed the amount of such Lender’s Revolving B Commitment; provided, however, that after giving effect to any Foreign Swing Line Loan, (A) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (B) the Total Revolving B Outstandings shall not exceed the Aggregate Revolving B Commitments, (C) the aggregate Outstanding Amount of the Revolving B Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all Foreign Swing Line Loans shall not exceed such Lender’s Revolving B Commitment, and (D) the aggregate Outstanding Amount of all Foreign Swing Line Loans shall not exceed the Foreign Swing Line Loan Sublimit; and provided, further, that (1) no Borrower shall use the proceeds of any Foreign Swing Line Loan to refinance any outstanding Swing Line Loan and (2) the Swing Line Lender shall not be under any obligation to make any Foreign Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, any Designated Borrower (other than Lux 2) that is a Revolving A/B Borrower may borrow Foreign Swing Line Loans under this Section 2.04, prepay under

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Section 2.05, and reborrow under this Section 2.04. Each Foreign Swing Line Loan shall bear interest as set forth in Section 2.08. Immediately upon the making of a Foreign Swing Line Loan, each Revolving B Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Foreign Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Foreign Swing Line Loan.
(b)Borrowing Procedures.
(i)Each Borrowing of Domestic Swing Line Loans shall be made upon the Company’s or, if such entity becomes a Borrower pursuant to Section 7.12(b), the Additional Borrower’s, irrevocable notice to the Swing Line Lender and the Administrative Agent at the Administrative Agent’s Office with respect to Dollars, which may be given by (A) telephone or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 3:00 p.m. on the requested borrowing date, and shall specify (A) the amount to be borrowed, which shall be a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof, (B) the name of the Borrower to which such Domestic Swing Line Loans are to be made, and (C) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 4:00 p.m. on the date of the proposed Borrowing of Domestic Swing Line Loans (1) directing the Swing Line Lender not to make such Domestic Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a)(i), or (2) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 5:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Domestic Swing Line Loan available to the Company or the Additional Borrower, as applicable.
(ii)Each Borrowing of Foreign Swing Line Loans shall be made upon the applicable Designated Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent at the Administrative Agent’s Office with respect to the requested currency of such Foreign Swing Line Loan, which may be given by (A) telephone or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 10:00 a.m., London time, on the requested borrowing date, and shall specify (A) the amount to be borrowed, which shall be a minimum of the Alternative Currency Equivalent of $500,000 and integral multiples of the Alternative Currency Equivalent of $100,000 in excess thereof, (B) the currency of the Foreign Swing Line Loans to be borrowed, (C) the name of the applicable Designated Borrower, and (D) the requested borrowing date, which shall be a Business Day. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 11:00 a.m., London time, on the date of the proposed Borrowing of Foreign Swing Line Loans (1) directing the Swing Line Lender not to make such Foreign Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a)(ii), or (2) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 1:00 p.m., London time, on the borrowing date specified in such Swing

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Line Loan Notice, make the amount of its Foreign Swing Line Loan available to the applicable Designated Borrower.
(c)Refinancing of Swing Line Loans.
(i)    The Swing Line Lender at any time in its sole discretion may request, on behalf of the Company or the Additional Borrower, as applicable (each of which hereby irrevocably requests and authorizes the Swing Line Lender to so request on its behalf), that each Revolving A Lender make a Revolving A Loan that is a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Domestic Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans but subject to the conditions set forth in Section 5.03 (other than the delivery of a Loan Notice) and provided that, after giving effect to such Borrowing, (1) the Total Revolving A Outstandings shall not exceed the Aggregate Revolving A Commitments and (2) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. The Swing Line Lender shall furnish the Company or the Additional Borrower, as applicable, with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving A Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Domestic Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice, whereupon, subject to Section 2.04(c)(ii)(A), each Revolving A Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Company or the Additional Borrower, as applicable, in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
(B)The Swing Line Lender at any time in its sole discretion may request, on behalf the applicable Designated Borrower (which hereby irrevocably requests and authorizes the Swing Line Lender to so request on its behalf), that each Revolving B Lender make a Revolving B Loan that is an Alternative Currency Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Foreign Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Alternative Currency Loans but subject to the conditions set forth in Section 5.03 (other than the delivery of a Loan Notice) and provided that, after giving effect to such Borrowing, (1) the Total Revolving B Outstandings shall not exceed the Aggregate Revolving B Commitments and (2) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. The Swing Line Lender shall furnish the applicable Designated Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving B Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Foreign Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office for the applicable currency not later than the Applicable Time on the Business Day specified in the applicable Loan Notice, whereupon, subject to Section 2.04(c)(ii)(B), each Revolving B Lender that so

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makes funds available shall be deemed to have made an Alternative Currency Loan to the applicable Designated Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
(ii)    If for any reason any Domestic Swing Line Loan cannot be refinanced by such a Borrowing of Revolving A Loans in accordance with Section 2.04(c)(i)(A), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving A Lenders fund its risk participation in the relevant Domestic Swing Line Loan and each such Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i)(A) shall be deemed payment in respect of such participation.
(B)If for any reason any Foreign Swing Line Loan cannot be refinanced by such a Borrowing of Revolving B Loans in accordance with Section 2.04(c)(i)(B), the request for Alternative Currency Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving B Lenders fund its risk participation in the relevant Foreign Swing Line Loan and each such Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i)(B) shall be deemed payment in respect of such participation.
(iii)    If any Revolving A Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i)(A), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving A Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving A Loan included in the relevant Borrowing or funded participation in the relevant Domestic Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Revolving A Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii)(A) shall be conclusive absent manifest error.
(B)If any Revolving B Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i)(B), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving B Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving B Loan included in the relevant Borrowing or funded participation in the relevant Foreign Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Revolving B Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii)(B) shall be conclusive absent manifest error.

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(iv)    Each Revolving A Lender’s obligation to make Revolving A Loans or to purchase and fund risk participations in Domestic Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving A Lender’s obligation to make Revolving A Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 5.03. No such purchase or funding of risk participations shall relieve or otherwise impair the obligation of the Company or the Additional Borrower, as applicable, to repay Domestic Swing Line Loans, together with interest as provided herein.
(B)Each Revolving B Lender’s obligation to make Revolving B Loans or to purchase and fund risk participations in Foreign Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving B Lender’s obligation to make Revolving B Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 5.03. No such purchase or funding of risk participations shall relieve or otherwise impair the obligation of the applicable Designated Borrower to repay Foreign Swing Line Loans, together with interest as provided herein.
(d)Repayment of Participations.
(i)    At any time after any Revolving A Lender has purchased and funded a risk participation in a Domestic Swing Line Loan, if the Swing Line Lender receives any payment on account of such Domestic Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.
(B)At any time after any Revolving B Lender has purchased and funded a risk participation in a Foreign Swing Line Loan, if the Swing Line Lender receives any payment on account of such Foreign Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.
(ii)    If any payment received by the Swing Line Lender in respect of principal or interest on any Domestic Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving A Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

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(B)If any payment received by the Swing Line Lender in respect of principal or interest on any Foreign Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving B Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Company, the Additional Borrower or the applicable Designated Borrower, as applicable, for interest on the Swing Line Loans. Until (i) each Revolving A Lender funds its Revolving A Loans or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Domestic Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender, and (ii) each Revolving B Lender funds its Revolving B Loans or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Foreign Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.
(f)Payments Directly to Swing Line Lender. The Company, the Additional Borrower or the applicable Designated Borrower, as applicable, shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
1.05Prepayments.
(a)Voluntary Prepayments.
(i)Revolving Loans, Term Loans and Incremental Term Loans. Each Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Revolving Loans, the Term A Loan, the Term B-3 Loan, the Term B-4 Loan and/or any other Incremental Term Loans in whole or in part without premium or penalty except as set forth in Section 2.05(a)(iii) below; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (2) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Alternative Currency Loans or Loans denominated in Australian Dollars or New Zealand Dollars and (3) on the date of prepayment of Base Rate Loans; (B) any such prepayment of Eurocurrency Rate Loans or Alternative Currency Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); and (C) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment, the Type(s) and currencies of Loans to be prepaid (and, if Eurocurrency Rate Loans or Alternative Currency Term Rate Loans are to be prepaid, the Interest Period(s) of such Loans) and whether the Loans to be prepaid are Revolving A Loans, Revolving B Loans, Revolving C Loans, Revolving D Loans, the Term A Loan, the Term B-3 Loan, the Term B-4 Loan and/or any other Incremental Term Loan. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Company, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan or

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Alternative Currency Term Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.15, each such prepayment shall be applied to the Loans of the applicable Lenders in accordance with their respective Applicable Percentages. Each such prepayment of the Term A Loan, the Term B-3 Loan, the Term B-4 Loan and any other Incremental Term Loan shall be applied, at the Company’s election, to the Term A Loan, the Term B-3 Loan, the Term B-4 Loan and/or any such Incremental Term Loan and to the remaining principal installments thereof on a pro rata basis.
(ii)Swing Line Loans. The Company, the Additional Borrower or the applicable Designated Borrower, as applicable, may, upon notice to the Swing Line Lender pursuant to delivery to the Swing Line Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than (1) in the case of Domestic Swing Line Loans, 1:00 p.m. on the date of the prepayment and (2) in the case of Foreign Swing line Loans, 10:00 a.m., London time, on the date that is one Business Day prior to the date of such prepayment, and (B) any such prepayment shall be in a minimum principal amount of $500,000 (or, in the case of Foreign Swing Line Loans, the Alternative Currency Equivalent thereof) or a whole multiple of $100,000 (or, in the case of Foreign Swing Line Loans, the Alternative Currency Equivalent thereof) in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment and whether such prepayment is a prepayment of Domestic Swing Line Loans and/or Foreign Swing Line Loans. If such notice is given by the Company, the Additional Borrower or the applicable Designated Borrower, the Company, the Additional Borrower or the applicable Designated Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.
(iii)Prepayment Premium.
(A)If a Repricing Transaction occurs prior to the date that is six months after the Seventh Amendment Effective Date, then the Company shall pay to the Administrative Agent, for the ratable account of the Term B-3 Lenders, a prepayment premium in an amount equal to (A) 1.0% of the principal amount of the Term B-3 Loan that is prepaid or repaid, in the case of a prepayment or repayment of the Term B-3 Loan described in clause (a) of the definition of “Repricing Transaction,” or (B) 1.0% of the aggregate outstanding principal amount of the Term B-3 Loan, in the case of an amendment described in clause (b) of the definition of “Repricing Transaction” (it being understood that such prepayment premium shall apply if such prepayment is made to a Lender as the result of a mandatory assignment of its portion of the Term B-3 Loan pursuant to Section 11.13 following its failure to consent to an amendment that would reduce the interest rate or interest rate margins applicable to the Term B-3 Loan).
(B)If a Term B-4 Loan Repricing Transaction occurs prior to the date that is six months after the Eleventh Amendment Effective Date, then the Company shall pay to the Administrative Agent, for the ratable account of the Term B-4 Lenders, a prepayment premium in an amount equal to (A) 1.0% of the principal amount of the Term B-4 Loan that is prepaid or repaid, in the case of a prepayment or repayment of the Term B-4 Loan described in clause (a) of the definition of “Term B-4 Loan Repricing Transaction,” or (B) 1.0% of the aggregate outstanding principal amount of the Term B-4 Loan, in the case of an amendment described in clause (b) of the definition of “Term B-4 Loan Repricing Transaction” (it being understood that such prepayment premium shall apply if such prepayment is made to a Lender as the result of a mandatory

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assignment of its portion of the Term B-4 Loan pursuant to Section 11.13 following its failure to consent to an amendment that would reduce the interest rate or interest rate margins applicable to the Term B-4 Loan).
(b)Mandatory Prepayments of Loans.
(i)Revolving Commitments.
(A)If for any reason the Total Revolving A Outstandings at any time exceed the Aggregate Revolving A Commitments then in effect, the Company shall immediately prepay Revolving A Loans and/or the Domestic Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Company shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i)(A) unless after the prepayment in full of the Revolving A Loans and the Domestic Swing Line Loans the Total Revolving A Outstandings exceed the Aggregate Revolving A Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations.
(B)If for any reason the Total Revolving B Outstandings at any time exceed the Aggregate Revolving B Commitments then in effect, the Company shall immediately prepay Revolving B Loans and/or the Foreign Swing Line Loans in an aggregate amount equal to such excess.
(C)If for any reason the Total Revolving C Outstandings at any time exceed the Aggregate Revolving C Commitments then in effect, the Company shall immediately prepay Revolving C Loans in an aggregate amount equal to such excess.
(D)If the Administrative Agent notifies the Company at any time that (1) the Outstanding Amount of all Domestic Swing Line Loans at such time exceeds an amount equal to the Domestic Swing Line Loan Sublimit then in effect, or (2) the Outstanding Amount of all Foreign Swing Line Loans at such time exceeds an amount equal to the Foreign Swing Line Loan Sublimit then in effect, then within two (2) Business Days after receipt of such notice, the Company, the Additional Borrower or the Designated Borrowers, as applicable, shall prepay such Swing Line Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Domestic Swing Line Loan Sublimit or the Foreign Swing Line Loan Sublimit, or both, as applicable.
(E)If for any reason the Total Revolving D Outstandings at any time exceed the Aggregate Revolving D Commitments then in effect, the Company shall immediately prepay Revolving D Loans in an aggregate amount equal to such excess.
(ii)Dispositions and Involuntary Dispositions. The Company shall prepay the Loans and/or Cash Collateralize the L/C Obligations as hereafter provided in an aggregate amount equal to 100% of the Net Cash Proceeds of all Dispositions (other than (w) the Specified Equity Sale, (x) the NexTraq Disposition, (y) the Cambridge Disposition and (z) the Chevron Disposition) and Involuntary Dispositions to the extent such Net Cash Proceeds are not reinvested in Eligible Assets (including as consideration for a Permitted Acquisition) within 360 days of the date of such Disposition or Involuntary Disposition. Any prepayment pursuant to this clause (ii) shall be applied as set forth in clause (v) below.

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(iii)Debt Issuances; Refinancing Indebtedness. Immediately upon receipt by any Loan Party or any Subsidiary of the Net Cash Proceeds of any Debt Issuance, the Company shall prepay the Loans and/or Cash Collateralize the L/C Obligations as hereafter provided in an aggregate amount equal to 100% of such Net Cash Proceeds (such prepayment to be applied as set forth in clause (v) below). Immediately upon the receipt by any Loan Party or any Subsidiary of the proceeds of any Refinancing Indebtedness, the Company shall prepay the Refinanced Debt in an aggregate amount equal to 100% of such proceeds (net of (A) the portion of such proceeds incurred to finance fees, original issue discount, costs and expenses related to such Refinancing Indebtedness and (B) the portion of such proceeds incurred to pay interest, fees and expenses accrued in respect of such Refinanced Debt) and shall pay all interest, fees and expenses accrued in respect of such Refinanced Debt.
(iv)Excess Cash Flow. Within five (5) Business Days after financial statements have been delivered pursuant to Section 7.01(a) for each fiscal year, commencing with the fiscal year ending December 31, 2017, the Company shall prepay the Loans and/or Cash Collateralize the L/C Obligations as hereafter provided in an aggregate amount equal to (A) if the Consolidated Leverage Ratio as of the end of such fiscal year is greater than 3.50 to 1.00, the sum of (1) 50% of Excess Cash Flow for such fiscal year minus (2) the amount of any voluntary prepayments made on the Term Loans and any Incremental Term Loans during such fiscal year, or (B) if the Consolidated Leverage Ratio as of the end of such fiscal year is less than or equal to 3.50 to 1.00, 0% of Excess Cash Flow for such fiscal year. Any prepayment pursuant to this clause (iv) shall be applied as set forth in clause (v) below.
(v)Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.05(b) shall be applied as follows:
(A)(i) with respect to all amounts prepaid pursuant to Section 2.05(b)(i)(A), to Revolving A Loans and Domestic Swing Line Loans and (after all Revolving A Loans and Domestic Swing Line Loans have been repaid) to Cash Collateralize L/C Obligations, (ii) with respect to amounts prepaid pursuant to Section 2.05(b)(i)(B), to Revolving B Loans and Foreign Swing Line Loans, (iii) with respect to amounts prepaid pursuant to Section 2.05(b)(i)(C), to Revolving C Loans, (iv) with respect to all amounts prepaid pursuant to Section 2.05(b)(i)(D), to Domestic Swing Line Loans or Foreign Swing Line Loans, as applicable, and (v) with respect to amounts prepaid pursuant to Section 2.05(b)(i)(E), to Revolving D Loans;
(B)with respect to all amounts prepaid pursuant to Sections 2.05(b)(ii), (iii) (other than the proceeds of any Refinancing Indebtedness which, for the avoidance of doubt, shall be applied solely to the Refinanced Debt) and (iv), first pro rata to the Term A Loan, the Term B-3 Loan, the Term B-4 Loan and any other Incremental Term Loan (in each case, ratably to the remaining principal amortization payments), then (after the Term A Loan, the Term B-3 Loan, the Term B-4 Loan and any other Incremental Term Loan have been paid in full) to the Revolving Loans and Swing Line Loans and then (after all Revolving Loans and Swing Line Loans have been repaid) to Cash Collateralize L/C Obligations (without a corresponding permanent reduction in the Aggregate Revolving Commitments); provided that, notwithstanding the foregoing, amounts prepaid pursuant to Section 2.05(b)(ii) as a result of the SVS Disposition may be applied to prepay such Loans as the Company elects (with any such prepayment of the Term A Loan, the Term B-3 Loan, the Term B-4 Loan or any other Incremental Term Loan to be applied ratably to the remaining principal amortization payments thereof), so long as (x) at the time of any such prepayment there exists no Default and (y) the Consolidated Leverage Ratio, calculated on a Pro Forma Basis giving effect to such prepayment, is less than 3.50 to 1.00.

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Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans, then to Alternative Currency Daily Rate Loans, then to Eurocurrency Rate Loans and lastly to Alternative Currency Term Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.
1.06Termination or Reduction of Aggregate Revolving Commitments.
(a)Optional Reductions. The Company may, upon notice to the Administrative Agent, (i) terminate the Aggregate Revolving A Commitments, the Aggregate Revolving B Commitments, the Aggregate Revolving C Commitments and/or the Aggregate Revolving D Commitments, (ii) from time to time permanently reduce the Aggregate Revolving A Commitments to an amount not less than the Outstanding Amount of Revolving A Loans, Domestic Swing Line Loans and L/C Obligations, (iii) from time to time permanently reduce the Aggregate Revolving B Commitments to an amount not less than the Outstanding Amount of Revolving B Loans and Foreign Swing Line Loans, (iv) from time to time permanently reduce the Aggregate Revolving C Commitments to an amount not less than the Outstanding Amount of Revolving C Loans, or (v) from time to time permanently reduce the Aggregate Revolving D Commitments to an amount not less than the Outstanding Amount of Revolving D Loans; provided that (A) any such notice shall be received by the Administrative Agent not later than 12:00 noon five (5) Business Days prior to the date of termination or reduction, (B) any such partial reduction shall be in an aggregate amount of $2,000,000 or any whole multiple of $1,000,000 in excess thereof and (C) the Company shall not terminate or reduce (1) the Aggregate Revolving A Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving A Outstandings would exceed the Aggregate Revolving A Commitments, (2) the Aggregate Revolving B Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving B Outstandings would exceed the Aggregate Revolving B Commitments, (3) the Aggregate Revolving C Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving C Outstandings would exceed the Aggregate Revolving C Commitments, (4) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, (5) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit, (6) the Domestic Swing Line Loan Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Domestic Swing Line Loans would exceed the Domestic Swing Line Loan Sublimit, (7) the Foreign Swing Line Loan Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Foreign Swing Line Loans would exceed the Foreign Swing Line Loan Sublimit, or (8) the Aggregate Revolving D Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving D Outstandings would exceed the Aggregate Revolving D Commitments.
(b)Mandatory Reductions.
(i)    If after giving effect to any reduction or termination of Revolving A Commitments under this Section 2.06, the Letter of Credit Sublimit or the Domestic Swing Line Loan Sublimit exceed the Aggregate Revolving A Commitments at such time, the Letter of Credit Sublimit or the Domestic Swing Line Loan Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.
(B)If after giving effect to any reduction or termination of Revolving B Commitments under this Section 2.06, the Foreign Swing Line Loan Sublimit exceed the Aggregate Revolving B Commitments at such time, the Foreign Swing Line Loan Sublimit shall be automatically reduced by the amount of such excess.

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(ii)The aggregate Term A Loan Commitments shall be automatically and permanently reduced to zero on the date of the borrowing of the Term A Loan.
(iii)The aggregate Term B-3 Loan Commitments shall be automatically and permanently reduced to zero on the Third Amendment Effective Date upon the borrowing of the Term B-3 Loan.
(iv)The aggregate Term B-4 Loan Commitments with respect to the portion of the Term B-4 Loan established pursuant to the Ninth Amendment shall be automatically and permanently reduced to zero on the Ninth Amendment Effective Date upon the borrowing of the portion of the Term B-4 Loan established pursuant to the Ninth Amendment. The aggregate Term B-4 Loan Commitments with respect to the portion of the Term B-4 Loan established pursuant to the Eleventh Amendment shall be automatically and permanently reduced to zero on the Eleventh Amendment Effective Date upon the borrowing of the portion of the Term B-4 Loan established pursuant to the Eleventh Amendment.
(c)Notice. The Administrative Agent will promptly notify the applicable Lenders of any termination or reduction of the Letter of Credit Sublimit, the Domestic Swing Line Loan Sublimit, the Foreign Swing Line Loan Sublimit, the Aggregate Revolving A Commitments, the Aggregate Revolving B Commitments, the Aggregate Revolving C Commitments or the Aggregate Revolving D Commitments under this Section 2.06. Upon any reduction of the Aggregate Revolving A Commitments, the Revolving A Commitment of each Lender shall be reduced by such Lender’s Applicable Percentage of such reduction amount. Upon any reduction of the Aggregate Revolving B Commitments, the Revolving B Commitment of each Lender shall be reduced by such Lender’s Applicable Percentage of such reduction amount. Upon any reduction of the Aggregate Revolving C Commitments, the Revolving C Commitment of each Lender shall be reduced by such Lender’s Applicable Percentage of such reduction amount. Upon any reduction of the Aggregate Revolving D Commitments, the Revolving D Commitment of each Lender shall be reduced by such Lender’s Applicable Percentage of such reduction amount. All fees in respect of the Aggregate Revolving A Commitments, the Aggregate Revolving B Commitments, the Aggregate Revolving C Commitments and the Aggregate Revolving D Commitments accrued until the effective date of any termination of the Aggregate Revolving A Commitments, the Aggregate Revolving B Commitments, the Aggregate Revolving C Commitments or the Aggregate Revolving D Commitments, as the case may be, shall be paid on the effective date of such termination.
1.07Repayment of Loans.
(a)Revolving Loans. Each Revolving A/B Borrower shall repay to the Revolving A Lenders on the Maturity Date for the Revolving A Loans the aggregate principal amount of all Revolving A Loans outstanding on such date. Each Revolving A/B Borrower shall repay to the Revolving B Lenders on the Maturity Date for the Revolving B Loans the aggregate principal amount of all Revolving B Loans outstanding on such date. Each Revolving C Borrower shall repay to the Revolving C Lenders on the Maturity Date for the Revolving C Loans the aggregate principal amount of all Revolving C Loans outstanding on such date. The Company shall repay to the Revolving D Lenders on the Maturity Date for the Revolving D Loans the aggregate principal amount of all Revolving D Loans outstanding on such date.
(b)Swing Line Loans. The Company or the Additional Borrower, as applicable, shall repay each Domestic Swing Line Loan made to the Company or the Additional Borrower on the earlier to occur of (i) the date within one (1) Business Day of demand therefor by the Swing Line Lender and (ii) the Maturity Date for the Revolving A Loans. The applicable Designated Borrower shall repay each Foreign Swing Line Loan made to such Designated Borrower on the earlier to occur of (i) the date that is twenty (20) Business Days after such Loan is made and (ii) the Maturity Date for the Revolving B Loans.

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(c)Term A Loan. The Company shall repay the outstanding principal amount of the Term A Loan in consecutive installments on the last Business Day of each March, June, September and December and on the Maturity Date for the Term A Loan, in each case, in the respective amounts set forth below (as such amounts may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment

March 31, 2019	$31,562,500.00
June 30, 2019	$31,562,500.00
September 30, 2019	$31,562,500.00
December 31, 2019	$31,562,500.00
March 31, 2020	$31,562,500.00
June 30, 2020	$31,562,500.00
September 30, 2020	$31,562,500.00
December 31, 2020	$31,562,500.00
March 31, 2021	$31,562,500.00
June 30, 2021	$31,562,500.00
September 30, 2021	$31,562,500.00
December 31, 2021	$31,562,500.00
March 31, 2022	$31,562,500.00
June 30, 2022	$31,562,500.00
September 30, 2022	$31,562,500.00
December 31, 2022	$31,562,500.00
March 31, 2023	$31,562,500.00
June 30, 2023	$31,562,500.00
September 30, 2023	$31,562,500.00
Maturity Date for the Term A Loan	Outstanding Principal Balance of Term A Loan

(d)Term B-3 Loan. The Company shall repay the outstanding principal amount of the Term B-3 Loan in consecutive installments on the last Business Day of each March, June, September and December, beginning on December 31, 2017, each such installment to be in an amount equal to 0.25% of the aggregate principal amount of the Term B-3 Loan advanced on the Third Amendment Effective Date (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02, with the entire outstanding principal balance of the Term B-3 Loan due and payable in full on the Maturity Date for the Term B-3 Loan.
(e)Term B-4 Loan. The Company shall repay the outstanding principal amount of the Term B-4 Loan in consecutive installments on the last Business Day of each March, June, September and December, beginning on September 30, 2021, each such installment to be (i) for any installment due September 30, 2021, in an amount equal to 0.25% of the aggregate principal amount of the Term B-4 Loan advanced on the Ninth Amendment Effective Date and (ii) for any installment due thereafter, in an amount equal to (A) 0.25% of the aggregate principal amount of the Term B-4 Loan advanced on the Ninth Amendment Effective Date, plus (B) 0.25% of the aggregate principal amount of the Term B-4 Loan advanced on the Eleventh Amendment

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Effective Date (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02, with the entire outstanding principal balance of the Term B-4 Loan due and payable in full on the Maturity Date for the Term B-4 Loan.
(f)Incremental Term Loans. The Company shall repay the outstanding principal amount of each Incremental Term Loan in the installments on the dates and in the amounts set forth in the applicable Incremental Term Loan Lender Joinder Agreement (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02.
1.08Interest.
(a)Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of the Eurocurrency Rate for such Interest Period plus the Applicable Rate for such Eurocurrency Rate Loan plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost, (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Base Rate Loan, (iii) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of the Alternative Currency Daily Rate plus the Applicable Rate applicable to such Loan; (iv) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate applicable to such Loan; (v) each Domestic Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Daily Floating Eurocurrency Rate plus the Applicable Rate and (vi) each Foreign Swing Line Loan shall bear interest at the Overnight Rate plus the Applicable Rate. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement.
(b)    If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, all outstanding Obligations hereunder shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws from the date such amount becomes past due to but excluding the date on which such amount is paid.
(ii)If any amount (other than principal of any Loan) is not paid when due (after giving effect to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws from the date such amount becomes past due to but excluding the date on which such amount is paid.
(iii)Upon the request of the Required Pro Rata Facilities Lenders, while any Event of Default arising from a breach of Section 8.11 exists, the Borrowers shall pay interest on the principal amount of all outstanding Obligations in respect of the Aggregate Revolving Commitments, the Term A Loan and all Incremental Term A Loans hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(iv)Upon the request of the Required Lenders, while any Event of Default (other than an Event of Default arising from a breach of Section 8.11) exists, the Borrowers shall pay interest on the principal amount of all outstanding Obligations

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hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(v)Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c)Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
1.09Fees.
In addition to certain fees described in subsections (h) and (i) of Section 2.03:
(a)Commitment Fee. The Company shall pay to the Administrative Agent, for the account of each Lender in accordance with its Applicable Percentage, a commitment fee (the “Commitment Fee”) at a rate per annum equal to (i) with respect to the Aggregate Revolving A Commitments, the product of (A) the Applicable Rate times (B) the actual daily amount by which the Aggregate Revolving A Commitments exceed the sum of (y) the Outstanding Amount of Revolving A Loans and (z) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.15, (ii) with respect to the Aggregate Revolving B Commitments, the product of (A) the Applicable Rate times (B) the actual daily amount by which the Aggregate Revolving B Commitments exceed the Outstanding Amount of Revolving B Loans, subject to adjustment as provided in Section 2.15, and (iii) with respect to the Aggregate Revolving C Commitments, the product of (A) the Applicable Rate times (B) the actual daily amount by which the Aggregate Revolving C Commitments exceed the Outstanding Amount of Revolving C Loans, subject to adjustment as provided in Section 2.15. The Commitment Fee shall accrue at all times during the applicable Availability Period, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Third Amendment Effective Date, and on the Maturity Date for the Revolving A Loans, the Revolving B Loans and the Revolving C Loans; provided, that (A) no Commitment Fee shall accrue on the Revolving Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (B) any Commitment Fee accrued with respect to the Revolving Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Company so long as such Lender shall be a Defaulting Lender. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. For purposes of clarification, (x) Domestic Swing Line Loans shall not be considered outstanding for purposes of determining the unused portion of the Aggregate Revolving A Commitments, and (y) Foreign Swing Line Loans shall not be considered outstanding for purposes of determining the unused portion of the Aggregate Revolving B Commitments.
(b)Fee Letter. The Company shall pay to BofA Securities, the Administrative Agent and the L/C Issuer, for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever.
(c)Revolving D Commitment Fee. The Company shall pay to the Administrative Agent, for the account of each Revolving D Lender in accordance with its Applicable Percentage of the Aggregate Revolving D Commitments, a commitment fee (the “Revolving D Commitment Fee”) at a rate per annum equal to the product of (i) 0.375% per annum times (ii) the actual daily amount by which the Aggregate Revolving D Commitments exceed the Outstanding Amount of Revolving D Loans, subject to adjustment as provided in Section 2.15. The Revolving D

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Commitment Fee shall accrue at all times during the applicable Availability Period for the Revolving D Commitments, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Eighth Amendment Effective Date, and on the Maturity Date for the Revolving D Loans; provided, that (A) no Revolving D Commitment Fee shall accrue on the Revolving D Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (B) any Revolving D Commitment Fee accrued with respect to the Revolving D Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Company so long as such Lender shall be a Defaulting Lender. The Revolving D Commitment Fee shall be calculated quarterly in arrears.
1.10Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.
(a)All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurocurrency Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, and all computations of interest for Alternative Currency Loans denominated in Sterling shall be made on the basis of a year of 365 days and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Loans denominated in Alternative Currencies, Australian Dollars or New Zealand Dollars, as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(b)If, as a result of any restatement of or other adjustment to the financial statements of the Company or for any other reason, the Company or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Company as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Company shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(h) or 2.08(b) or under Article IX. The Company’s obligations under this paragraph shall survive the termination of the Commitments of all of the Lenders and the repayment of all other Obligations hereunder.
1.11Evidence of Debt.
(a)The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made

CHAR1\1853921v4

through the Administrative Agent, such Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each such promissory note shall (i) in the case of Revolving Loans, be in the form of Exhibit C (a “Revolving Note”), (ii) in the case of Swing Line Loans, be in the form of Exhibit D (a “Swing Line Note”), (iii) in the case of the Term Loans, be in the form of Exhibit E-1 (a “Term Note”), and (iv) in the case of an Incremental Term Loan, be in the form of Exhibit E-2 (an “Incremental Term Note”). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.
(b)In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
1.12Payments Generally; Administrative Agent’s Clawback.
(a)General. All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Foreign Swing Line Loans and Loans denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Foreign Swing Line Loans and Loans denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, Australian Dollars or New Zealand Dollars, such Borrower shall make such payment in Dollars in the Dollar Equivalent of such currency’s payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, Australian Dollars or New Zealand Dollars, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Subject to the definition of “Interest Period”, if any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)    Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Rate Loans or Alternative Currency Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of any Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in

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reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans. If such Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the applicable Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by such Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii)Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of any Lender or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (A) the applicable Borrower has not in fact made such payment; (B) the Administrative Agent has made a payment in excess of the amount so paid by such Borrower (whether or not then owed); or (C) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.
A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.
(c)Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to any Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to such Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).

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(e)Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
1.13Sharing of Payments by Lenders.
If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it (excluding any amounts applied by the Swing Line Lender to outstanding Swing Line Loans) resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
(i)if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of a Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.14 or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this Section shall apply).
Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.
1.14Cash Collateral.
(a)Certain Credit Support Events. If (i) the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, or (iii) the Company shall be required to provide Cash Collateral pursuant to Section 9.02(c), the Borrowers (other than the Revolving C Borrowers that are Foreign Subsidiaries) shall, in each case, immediately following any request by the Administrative Agent or the L/C Issuer, Cash Collateralize the then Outstanding Amount of all L/C Obligations. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the Borrowers (other than the Revolving C Borrowers that are Foreign Subsidiaries) shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

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(b)Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, interest bearing deposit accounts at the Administrative Agent. Each Borrower (other than the Revolving C Borrowers that are Foreign Subsidiaries), and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (including the Swing Line Lender) and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure or the Outstanding Amount of all L/C Obligations, as applicable, the Borrowers (other than the Revolving C Borrowers that are Foreign Subsidiaries) or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.
(c)Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.04, 2.05, 2.15 or 9.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied in satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided herein.
(d)Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(v))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, that (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, (y) Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.14 may be otherwise applied in accordance with Section 9.03) and (z) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
1.15Defaulting Lenders.
(a)Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)Waivers and Amendments. The Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Required Lenders,” “Required Pro Rata Facilities Lenders” and Section 11.01.
(ii)Reallocation of Payments. Any payment of principal, interest, fees or other amount received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 11.08), shall be applied at such time or times as

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may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement and to Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that, if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.03 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)Certain Fees. The Defaulting Lender (x) shall not be entitled to receive any Commitment Fee pursuant to Section 2.09(a) or any Revolving D Commitment Fee pursuant to Section 2.09(c) for any period during which such Lender is a Defaulting Lender (and the Company shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(h).
(iv)Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Domestic Swing Line Loans shall be reallocated among the Revolving A Lenders that are non-Defaulting Lenders in accordance with their respective Applicable Percentages in respect of the Revolving A Commitments (calculated without regard to such Defaulting Lender’s Revolving A Commitment) but only to the extent that such reallocation does not cause the aggregate Outstanding Amount of Revolving A Loans and participations in L/C Obligations and Domestic Swing Line Loans of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Revolving A Commitment. All or any part of such Defaulting Lender’s participation in Foreign Swing Line Loans shall be reallocated among the Revolving B Lenders that are non-Defaulting Lenders in accordance with their respective Applicable Percentages in respect of the Revolving B Commitments (calculated without regard to such Defaulting Lender’s Revolving B Commitment) but only to the extent that such reallocation does not cause the aggregate Outstanding

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Amount of Revolving B Loans and participations in Foreign Swing Line Loans of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Revolving B Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Company shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.14.
(b)Defaulting Lender Cure. If the Company, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided, that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.
1.16Designated Borrowers.
(a)The Company may at any time, upon not less than ten Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), designate any additional Wholly Owned Foreign Subsidiary of the Company (an “Applicant Borrower”) as a Designated Borrower to receive Loans hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit J (a “Designated Borrower Request and Assumption Agreement”); provided that FleetCor Australia and FleetCor New Zealand shall be the only Designated Borrowers under the Aggregate Revolving C Commitments and all other Designated Borrowers may only be Designated Borrowers under the Aggregate Revolving A Commitments and the Aggregate Revolving B Commitments. The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein, the Administrative Agent and the Lenders that would be obligated to make Loans to such Designated Borrower shall have approved such Applicant Borrower as a Designated Borrower (which approval shall not be unreasonably delayed or denied or require the payment of a fee or other consideration, but shall be subject to receipt by such Lenders of all documentation and other information that they have reasonably requested and have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act) and shall have received such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent in its reasonable discretion, and Notes signed by such new Borrowers to the extent any Lenders so request. If the Administrative Agent and the Lenders that would be obligated to make Loans to such Designated Borrower agree that an

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Applicant Borrower shall be entitled to receive Loans hereunder, then promptly following receipt of all such requested resolutions, incumbency certificates, opinions of counsel and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit K (a “Designated Borrower Notice”) to the Company and the applicable Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each of such Lenders agrees to permit such Designated Borrower to receive Loans hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no Loan Notice or Letter of Credit Application may be submitted by or on behalf of such Designated Borrower until the date five Business Days after such effective date.
(b)The Obligations of the Designated Borrowers that are Foreign Subsidiaries shall be joint and several in nature (unless such joint and several liability (i) shall result in adverse tax consequences to any Borrower or (ii) is not permitted by any Law applicable to such Designated Borrower, in which either such case, the liability of such Designated Borrower shall be several in nature) regardless of which such Person actually receives Credit Extensions hereunder or the amount of such Credit Extensions received or the manner in which the Administrative Agent or any Lender accounts for such Credit Extensions on its books and records. Each of the obligations of each Designated Borrower that is a Foreign Subsidiary with respect to Credit Extensions made to it, and each such Designated Borrower’s obligations arising as a result of the joint and several liability (if any) of such Designated Borrower hereunder, with respect to Credit Extensions made to and other Obligations owing by the other Designated Borrowers that are Foreign Subsidiaries hereunder, shall be separate and distinct obligations, but all such obligations shall be primary obligations of each such Designated Borrower. Notwithstanding anything contained to the contrary herein or in any Loan Document (including any Designated Borrower Request and Assumption Agreement), (a) no Designated Borrower that is a Foreign Subsidiary shall be obligated with respect to any Obligations of the Company or of any Domestic Subsidiary, (b) the Obligations owed by a Designated Borrower that is a Foreign Subsidiary shall be several and not joint with the Obligations of the Company or of any Domestic Subsidiary, (c) no Designated Borrower that is a Foreign Subsidiary shall be obligated as a Guarantor under the Guaranty with respect to the Obligations of the Company or any Domestic Subsidiary, (d) the Obligations owed by a Designated Borrower that is a Revolving A/B Borrower (each such Designated Borrower, a “Revolving A/B Designated Borrower”) shall be several and not joint with the Obligations of the Company or of any Designated Borrower that is a Revolving C Borrower (each such Designated Borrower, a “Revolving C Designated Borrower”), (e) the Obligations owed by a Revolving C Designated Borrower shall be several and not joint with the Obligations of the Company or of any Revolving A/B Designated Borrower, (f) no Revolving A/B Designated Borrower shall be obligated as a Guarantor under the Guaranty with respect to the Obligations of any Revolving C Designated Borrower, and (g) no Revolving C Designated Borrower shall be obligated as a Guarantor under the Guaranty with respect to the Obligations of any Revolving A/B Designated Borrower.
(c)Each Subsidiary of the Company that is or becomes a “Designated Borrower” pursuant to this Section 2.16 hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices, (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loans made by the Lenders, to any such Designated Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given to or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given to or taken only by the Company, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to each Designated Borrower.
(d)The Company may from time to time, upon not less than ten Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed

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by the Administrative Agent in its sole discretion), terminate a Designated Borrower’s status as such, provided that there are no outstanding Loans payable by such Designated Borrower, or other amounts payable by such Designated Borrower on account of any Loans made to it, as of the effective date of such termination. The Administrative Agent will promptly notify the applicable Lenders of any such termination of a Designated Borrower’s status.
(e)Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, no Designated Borrower shall be permitted to borrow Revolving D Loans.
1.17Refinancing Indebtedness.
(a)On one or more occasions after the Third Amendment Effective Date, the Company may incur Refinancing Indebtedness.
(b)The Lenders hereby authorize the Administrative Agent to enter into, and the Lenders agree that this Agreement and the other Loan Documents shall be amended by, any Refinancing Amendment entered into in connection with the incurrence of any Refinancing Indebtedness to the extent (and only to the extent) the Administrative Agent deems necessary in order to (i) reflect the existence and terms of such Refinancing Indebtedness being established pursuant to such Refinancing Amendment, (ii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of such Refinancing Indebtedness, and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.17. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment.
(c)The effectiveness of any Refinancing Amendment pursuant to which any Refinancing Indebtedness is issued shall be subject to the receipt by the Administrative Agent of (i) to the extent requested by the Administrative Agent, customary opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender (including each Person providing any portion of such Refinancing Indebtedness), dated as of the effective date of the incurrence of such Refinancing Indebtedness, and (ii) such other documents and certificates it may reasonably request relating to the necessary authority for the incurrence of such Refinancing Indebtedness and the validity of such incurrence, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent.
1.18Amend and Extend Transactions.
(a)The Company may, by written notice to the Administrative Agent from time to time, request an extension (each, an “Extension”) of the Maturity Date of any Loans (and, as applicable, the Commitments relating thereto) to the extended maturity date specified in such notice. Such notice shall set forth (i) the amount of the Revolving Commitments, Term Loans and/or Incremental Term Loans to be extended (which shall be in minimum increments of $1,000,000 and a minimum amount of $10,000,000), and (ii) the date on which such Extension is requested to become effective (which shall be not less than ten (10) Business Days nor more than sixty (60) days after the date of such Extension notice (or such longer or shorter periods as the Administrative Agent shall agree in its sole discretion)). Each Lender holding the relevant Commitments and/or Loans to be extended shall be offered (an “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions as each other Lender pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent. Any Lender approached to participate in such Extension may elect or decline, in its sole discretion, to participate in such Extension. If the aggregate principal amount of Revolving Commitments, Term Loans and/or Incremental Term Loans in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Revolving Commitments, Term Loans and/or Incremental Term Loans, as applicable, subject to the Extension Offer as set forth in the Extension notice, then the Revolving Commitments, Term Loans and/or Incremental Term Loans, as applicable, of the applicable

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Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Extension Offer.
(b)The following shall be conditions precedent to the effectiveness of any Extension: (i) no Default or Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such Extension, (ii) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the effective date of such Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 2.18(b)(ii), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, (iii) the L/C Issuer and the Swing Line Lender shall have consented to any Extension of the Revolving A Commitments or the Revolving B Commitments, as applicable, in each case to the extent that such Extension provides for the issuance or extension of Letters of Credit or making of Swing Line Loans at any time during the extended period, and (iv) the terms of such Extended Revolving Commitments and Extended Term Loans shall comply with Section 2.18(c).
(c)The terms of each Extension shall be determined by the Company and the applicable extending Lenders and set forth in an Extension Amendment; provided that (i) the final maturity date of any Extended Revolving Commitment or Extended Term Loan shall be no earlier than the Maturity Date for the Revolving Commitments so extended or the Term Loans or Incremental Term Loans so extended, as applicable, (ii)(A) there shall be no scheduled amortization of the loans or reductions of commitments under any Extended Revolving Commitments, and (B) the Weighted Average Life to Maturity of the Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans or Incremental Term Loans so extended, (iii) the Extended Revolving Loans and the Extended Term Loans will rank pari passu in right of payment and with respect to security with the existing Revolving Loans, the existing Term Loans and the existing Incremental Term Loans and the borrower and guarantors of the Extended Revolving Credit Commitments or Extended Term Loans, as applicable, shall be the same as the Borrowers and Guarantors with respect to the existing Revolving Loans, the existing Term Loans or the existing Incremental Term Loans, as applicable, (iv) the interest rate margin, rate floors, fees, original issue discount and premium applicable to any Extended Revolving Credit Commitment (and the Extended Revolving Loans thereunder) and Extended Term Loans shall be determined by the Company and the applicable extending Lenders, and (v) to the extent the terms of the Extended Revolving Commitments or Extended Term Loans are inconsistent with the terms set forth herein (except as set forth in clause (i) through (iv) above), such terms shall be reasonably satisfactory to the Administrative Agent.
(d)In connection with any Extension, the Company, the Administrative Agent and each applicable extending Lender shall execute and deliver to the Administrative Agent an Extension Amendment. The Lenders hereby authorize the Administrative Agent to enter into, and the Lenders agree that this Agreement and the other Loan Documents shall be amended by, any Extension Amendment entered into in connection with any Extension to the extent (and only to the extent) the Administrative Agent deems necessary in order to (i) reflect the existence and terms of such Extension, (ii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of such Extension, and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.18. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. The effectiveness of any Extension Amendment shall be subject to the receipt by the Administrative Agent of (A) to the extent requested by the Administrative Agent, customary opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender (including each Person providing any portion of such Extension) dated as

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of the effective date of such Extension, and (ii) such other documents and certificates it may reasonably request relating to the necessary authority for such Extension, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent.
(e)Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, this Section 2.18 shall not apply to any Revolving D Loans (or any Revolving D Commitments), and neither any Revolving D Loans nor any Revolving D Commitments shall be subject to any Extension.
Article III.

TAXES, YIELD PROTECTION AND ILLEGALITY
1.01Taxes.
(a)Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.
(i)Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require a Loan Party or the Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by such Loan Party or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.
(ii)If any Loan Party or the Administrative Agent shall be required by the Internal Revenue Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Internal Revenue Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by such Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iii)If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Internal Revenue Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by such Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

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(b)Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.
(c)Tax Indemnifications.     Without limiting the provisions of subsection (a) or (b) above, the Loan Parties shall, and do hereby, jointly and severally, indemnify the Administrative Agent, each Lender and the L/C Issuer, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by each Borrower or the Administrative Agent or paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Loan Parties shall also, and do hereby, jointly and severally, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (ii) of this subsection. A certificate as to the amount of any such payment or liability delivered to a Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.
(ii)Without limiting the provisions of subsection (a) or (b) above, each Lender and the L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or the L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender or the L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for such Borrower or the Administrative Agent), whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). The agreements in this clause (ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.
(d)Evidence of Payments. Upon request by any Loan Party or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, each Loan Party shall deliver to the Administrative Agent or the Administrative Agent shall deliver to such Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to such Borrower or the Administrative Agent, as the case may be.

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(e)Status of Lenders; Tax Documentation.     Each Lender shall deliver to the Company and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit a Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Documents are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by a Borrower pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.
(ii)Without limiting the generality of the foregoing, if a Borrower is a U.S. Person,
(A)any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Company or the Administrative Agent as will establish such Lender’s entitlement to an exemption from backup withholding tax and will enable the Company or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to information reporting requirements;
(B)each Foreign Lender that is entitled under the Internal Revenue Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:
(I)executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,
(II)executed originals of Internal Revenue Service Form W-8ECI,
(III)executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation,
(IV)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of the applicable Borrower within the meaning of section 881(c)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Internal Revenue Code and (y) executed originals of Internal Revenue Service Form W-8BEN, or
(V)executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such

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supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and
(C)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the Third Amendment Effective Date.
(iii)Each Lender shall promptly (A) notify the Company and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that any Borrower or the Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender.
(f)Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If the Administrative Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.
1.02Illegality.
If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurocurrency Rate (whether denominated in Dollars or in any other currency), the Daily Floating Eurocurrency Rate or other Relevant Rate, or to determine or charge interest rates based upon the Eurocurrency

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Rate, the Daily Floating Eurocurrency Rate or other Relevant Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any other currency in the applicable interbank market, then, on notice thereof by such Lender to the Company through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurocurrency Rate Loans in the affected currency or currencies, Alternative Currency Loans in the affected currency or currencies or Domestic Swing Line Loans, or to convert Base Rate Loans to Eurocurrency Rate Loans, shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all Eurocurrency Rate Loans or Alternative Currency Loans, as applicable, in the affected currency or currencies or, if applicable and such Loans are Eurocurrency Loans denominated in Dollars, convert all Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans, (y) the Borrowers shall, upon demand from the Swing Line Lender (with a copy to the Administrative Agent), prepay all Domestic Swing Line Loans and (z) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.
1.03Inability to Determine Rates.
If in connection with any request for a Eurocurrency Rate Loan or Alternative Currency Loan or a conversion to or continuation thereof, or in connection with any request for a Domestic Swing Line Loan, (a) (i) the Administrative Agent determines that (A) deposits (whether in Dollars or in any other applicable currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan or Alternative Currency Loan, or (B) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount of such Domestic Swing Line Loans, or (ii) adequate and reasonable means do not exist for determining (A) the Eurocurrency Base Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or in any other applicable currency) or in connection with an existing or proposed Base Rate Loan, (B) the Alternative Currency Term Rate for any requested Interest Period with respect to a proposed Alternative Currency Term Rate Loan, (C) the Alternative Currency Daily Rate with respect to any Alternative Currency Daily Rate Loan, or (D) the Daily Floating Eurocurrency Rate for any proposed Domestic Swing Line Loan (in each case with respect to clause (a) above, “Impacted Loans”), or (b) the Administrative Agent or the Required Lenders determine that for any reason the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, the Alternative Currency Term Rate for any requested Interest Period with respect to a proposed Alternative Currency Term Rate Loan, the Alternative Currency Daily Rate with respect to any Alternative Currency Daily Rate Loan or the Daily Floating Eurocurrency Rate with respect to a

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proposed Domestic Swing Line Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (v) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), (w) the obligation of the Lenders to make or maintain Alternative Currency Term Rate Loans in the affected currency or currencies shall be suspended (to the extent of the affected Alternative Currency Term Rate Loans or Interest Periods), (x) the obligation of the Lenders to make or maintain Alternative Currency Daily Rate Loans in the affected currency or currencies shall be suspended (to the extent of the affected Alternative Currency Daily Rate Loans), (y) the obligation of the Swing Line Lender to make or maintain Domestic Swing Line Loans shall be suspended, and (z) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or Alternative Currency Loans in the affected currency or currencies (to the extent of the affected Eurocurrency Rate Loans or Alternative Currency Loans or Interest Periods) or Domestic Swing Line Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein to the extent available (or, in the case of a pending request for a Loan denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars the Company and the Lenders may establish a mutually acceptable alternative rate).
Notwithstanding the foregoing, if the Administrative Agent has made the determination described in this section, the Administrative Agent, in consultation with the Company and (except in the case of Domestic Swing Line Loans) the Required Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this section, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Company that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Company written notice thereof.
1.04Increased Costs.
(a)Increased Costs Generally. If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except (A) any reserve requirement reflected in the Eurocurrency Rate and (B) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost, other than as set forth below) or the L/C Issuer;
(ii)subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes

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covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer);
(iii)result in the failure of the Mandatory Cost, as calculated hereunder, to represent the cost to any Lender of complying with the requirements of the Bank of England and/or the Financial Services Authority or the European Central Bank in relation to its making, funding or maintaining Loans; or
(iv)impose on any Lender or the L/C Issuer or the London (or other applicable) interbank market any other condition, cost or expense affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;
(v)and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurocurrency Rate, the Alternative Currency Daily Rate or the Alternative Currency Term Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Company will pay (or cause the applicable Borrower to pay) to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.
(b)Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Company will pay (or cause the applicable Borrower to pay) to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.
(c)Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Company shall be conclusive absent manifest error. The Company will pay (or cause the applicable Borrower to pay) such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten days after receipt thereof.
(d)Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that no Borrower shall be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change

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in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
(e)Additional Reserve Requirements. The Company shall pay (or cause the applicable Borrower to pay) to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan and each Domestic Swing Line Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, Alternative Currency Loans or Domestic Swing Line Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable 10 days from receipt of such notice.
1.05Compensation for Losses.
Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Company shall promptly compensate (or cause the applicable Borrower to compensate) such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan or Alternative Currency Term Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan or Alternative Currency Term Rate Loan on the date or in the amount notified by the applicable Borrower;
(c)any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars on its scheduled due date or any payment of any Loan or drawing under any Letter of Credit (or interest due thereon) in a different currency from such Loan or Letter of Credit drawing; or
(d)any assignment of a Eurocurrency Rate Loan or Alternative Currency Term Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 11.13;
including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Company shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
For purposes of calculating amounts payable by the Company (or the applicable Borrower) to the Lenders under this Section 3.05, (i) each Lender shall be deemed to have

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funded each Eurocurrency Rate Loan made by it at the Eurocurrency Base Rate used in determining the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded, and (ii) each Lender shall be deemed to have funded each Alternative Currency Term Rate Loan made by it at the Alternative Currency Term Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Alternative Currency Term Rate Loan was in fact so funded.
1.06Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office. Each Lender and the L/C Issuer may make any Credit Extension to any Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of any Borrower to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or any Borrower is required to pay any additional amount to any Lender, the L/C Issuer or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Company hereby agrees to pay (or to cause the applicable Borrower to pay) all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.
(b)Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Company may replace such Lender in accordance with Section 11.13.
1.07LIBOR Successor Rate.
Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Company) that the Company or Required Lenders (as applicable) have determined, that: (a) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; (b) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); or (c) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.07, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR; then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any

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evolving or then existing convention for similar syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.
If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) shall be suspended, and (y) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, in the case of any request for a Borrowing of Eurocurrency Rate Loans, will be deemed to have converted any such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
1.08Survival.
All of the Loan Parties’ obligations under this Article III shall survive termination of the Aggregate Revolving Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent.
Article IV.

[INTENTIONALLY OMITTED.]

Article V.

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS
1.01Conditions to the Effective Date.
This Agreement shall become effective upon satisfaction of the following conditions precedent:
(a)Credit Agreement. Receipt by the Administrative Agent of executed counterparts of this Agreement, properly executed by a Responsible Officer of each Borrower and by each Lender.
(b)Representations and Warranties. The representations and warranties contained in Sections 6.01 and 6.02 shall be true and correct on and as of the Effective Date with respect to the Company and each other Loan Party that is party hereto on the Effective Date.
(c)KYC Information. Each Lender shall have received all documentation and other information that it has reasonably requested in writing at least 10 days prior to the Effective Date and that it has reasonably determined is required by regulatory authorities under applicable

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“know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.
1.02Conditions to the Initial Borrowing Date.
This obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:
(a)Effective Date. The Effective Date shall have occurred.
(i)Loan Documents. Receipt by the Administrative Agent of:
(A)executed counterparts of this Agreement, properly executed by a Responsible Officer of each Loan Party that did not execute this Agreement on the Effective Date;
(B)Notes dated the Initial Borrowing Date executed by a Responsible Officer of each Borrower in favor of each Lender requesting Notes from such Borrower;
(C)executed counterparts of the Guaranty, dated as of the Initial Borrowing Date and properly executed by a Responsible Officer of each Guarantor; and
(D)executed counterparts of the Security Agreement, dated as of the Initial Borrowing Date and properly executed by a Responsible Officer of each Loan Party.
(b)Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Initial Borrowing Date, and in form and substance satisfactory to the Administrative Agent.
(c)Financial Statements. Receipt by the Administrative Agent of:
(i)the audited consolidated financial statements of the Target and its Subsidiaries for the fiscal year ended December 31, 2013;
(ii)an unaudited consolidated balance sheet and the related consolidated statements of income and cash flows of the Target and its Subsidiaries for the fiscal quarters ended March 31, 2014 and June 30, 2014 (but not including footnotes or year-end adjustments); and
(iii)an unaudited consolidated balance sheet and the related consolidated statements of income and cash flows of the Target and its Subsidiaries (in a form consistent with the financial statements described in the preceding clause (ii)) for each fiscal quarter ending after June 30, 2014 and at least 50 days prior to the Initial Borrowing Date (but not including footnotes or year-end adjustments).
(d)Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, in form and substance satisfactory to the Administrative Agent:
(i)copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date prior to the Initial Borrowing Date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Initial Borrowing Date;

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(ii)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Comdata Acquisition and this Agreement and the other Loan Documents to which such Loan Party is a party; and
(iii)such documents and certifications as the Administrative Agent may require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.
(e)Perfection and Priority of Liens. Receipt by the Administrative Agent of the following:
(i)searches of Uniform Commercial Code filings and tax and judgment liens in the jurisdiction of formation of each Loan Party and each other jurisdiction reasonably required by the Administrative Agent, disclosing no Liens other than Permitted Liens;
(ii)UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the Collateral;
(iii)all certificates evidencing any certificated Equity Interests pledged to the Administrative Agent pursuant to the Security Agreement, together with duly executed in blank and undated stock powers attached thereto;
(iv)searches of ownership of, and Liens on, United States registered intellectual property of each Loan Party in the appropriate governmental offices, disclosing no Liens other than (A) Permitted Liens and (B) Liens to be released on the Initial Borrowing Date; and
(v)duly executed notices of grant of security interest in substantially the form required by the Security Agreement as are necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the United States registered intellectual property of the Loan Parties;
provided that, to the extent any Collateral is not or cannot be provided and/or perfected on the Initial Borrowing Date (other than the pledge and perfection of the security interests in the Equity Interests of the Parent’s material, wholly owned Domestic Subsidiaries (except with respect to certificated Equity Interests in the Target and its Subsidiaries, which shall be delivered with duly executed in blank and undated stock powers attached thereto not later than 2 Business Days after the Initial Borrowing Date) and assets with respect to which a lien may be perfected by the filing of a UCC financing statement) after the Loan Parties’ use of commercially reasonable efforts to do so, then the delivery of such Collateral and/or the perfection of a security interest in such Collateral shall not constitute a condition precedent to the availability of the Comdata Facilities on the Initial Borrowing Date but instead shall be delivered and/or perfected within thirty (30) days after the Initial Borrowing Date (or such longer period as the Administrative Agent agrees in its sole discretion).
(f)Evidence of Insurance. Receipt by the Administrative Agent of copies of insurance policies or certificates of insurance of the Loan Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including naming the Administrative Agent and its successors and assigns as additional insured (in the case of liability insurance) or loss payee (in the case of property insurance) on behalf of the Lenders.

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(g)Comdata Acquisition. Receipt by the Administrative Agent of evidence reasonably satisfactory to the Administrative Agent that: (i) the Comdata Acquisition shall have been consummated, or substantially simultaneously with the borrowing of the Comdata Facilities, shall be consummated, in all material respects in accordance with the terms of the Merger Agreement, which shall be in full force and effect without any alteration, amendment, change, supplement or waiver that is materially adverse to the Lenders and is not consented to in writing by the Administrative Agent (which consent shall not be unreasonably withheld or delayed), and (ii) the Parent shall have issued its common Equity Interests to the sellers of the Target as a portion of the purchase price for the Comdata Acquisition, in the amount required by, and in accordance with, the Merger Agreement.
(h)Solvency Certificate. Receipt by the Administrative Agent of a solvency certificate, dated as of the Initial Borrowing Date, from the Parent’s chief financial officer in substantially the form attached hereto as Exhibit L.
(i)No Company Material Adverse Effect. There shall not have occurred since August 12, 2014 a Company Material Adverse Effect (as defined in the Merger Agreement).
(j)Closing Certificate. Receipt by the Administrative Agent of a certificate, dated as of the Initial Borrowing Date, signed by a Responsible Officer of the Parent certifying that (i) the conditions specified in Sections 5.02(h), (j) and (l) have been satisfied and (ii) the Specified Representations and the Specified Merger Agreement Representations are true and correct after giving effect to the Comdata Acquisition, the Borrowings hereunder and the other transactions contemplated by this Agreement and the Merger Agreement to occur on the Initial Borrowing Date.
(k)Termination of Existing Indebtedness. The Indebtedness, liabilities and obligations of (i) the Borrowers under the Existing Credit Agreement shall have been (or substantially simultaneously with the borrowing of the Comdata Facilities, are being) refinanced or repaid, (ii) the Target and its Subsidiaries in respect of that certain Credit Agreement dated as of November 9, 2007 and amended and restated as of July 10, 2012 (as amended) among Ceridian LLC, the other borrowers party thereto, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent (including all guaranty obligations of the Target and its Subsidiaries in respect of such Credit Agreement and the indebtedness evidenced thereby), shall have been (or substantially simultaneously with the borrowing of the Comdata Facilities, are being) repaid, released or terminated, and (iii) the Target and its Subsidiaries in respect of the Indentures dated as of July 10, 2012, October 1, 2013 and June 5, 2014 shall have been (or substantially simultaneously with the borrowing of the Comdata Facilities, are being) repaid, redeemed, defeased, satisfied, discharged, released or terminated (and, in each case under clauses (i), (ii) and (iii), all Liens on assets of the Target and its Subsidiaries securing such Indebtedness, liabilities and obligations shall have been released concurrently with the Initial Borrowing Date).
(l)Schedules. Receipt by the Administrative Agent of such changes, revisions and/or supplements to the schedules previously delivered pursuant to Section 5.01(a) as may be requested by the Company and be reasonably acceptable to the Administrative Agent.
(m)Fees. Receipt by the Administrative Agent, the Arrangers and the Lenders of any fees required to be paid on or before the Initial Borrowing Date.
(n)Attorney Costs. Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Initial Borrowing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

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1.03Conditions to all Credit Extensions.
The obligation of each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans or Alternative Currency Term Rate Loans) is subject to the following conditions precedent:
(a)The representations and warranties of the Company and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 5.03, the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01.
(b)No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c)The Administrative Agent and, if applicable, the L/C Issuer and/or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.
(d)If the applicable Borrower is a Designated Borrower, then the conditions of Section 2.16 to the designation of such Borrower as a Designated Borrower shall have been met to the satisfaction of the Administrative Agent.
(e)In the case of a Credit Extension to be denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency, Australian Dollars or New Zealand Dollars), the Swing Line Lender (in the case of any Foreign Swing Line Loan) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant currency.
Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans or Alternative Currency Term Rate Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 5.03(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. Notwithstanding the foregoing, (i) the only representations and warranties the accuracy of which shall be a condition to the availability of the Comdata Facilities on the Initial Borrowing Date shall be the Specified Representations and the Specified Merger Agreement Representations (after giving effect to the Comdata Acquisition, the Borrowings hereunder and the other transactions contemplated by this Agreement and the Merger Agreement to occur on the Initial Borrowing Date) and (ii) Sections 5.03(b) and 5.03(e) shall not be a condition to the availability of the Comdata Facilities on the Initial Borrowing Date.

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Article VI.

REPRESENTATIONS AND WARRANTIES
The Loan Parties party hereto represent and warrant to the Administrative Agent and the Lenders that:
1.01Existence, Qualification and Power.
Each Loan Party (a) is duly organized or formed, validly existing and (if applicable) in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and (if applicable) in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
1.02Authorization; No Contravention.
The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB).
1.03Governmental Authorization; Other Consents.
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document other than (a) those that have already been obtained and are in full force and effect and (b) filings to perfect the Liens created by the Collateral Documents.
1.04Binding Effect.
This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, subject to laws generally affecting creditors’ rights, to statutes of limitation and to principles of equity.
1.05Financial Statements; No Material Adverse Effect.
(a)The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Parent and its Subsidiaries as of the date

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thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Parent and its Subsidiaries as of the date thereof, including liabilities for taxes, commitments and Indebtedness.
(b)The Interim Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Parent and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.
(c)From the date of the Audited Financial Statements to and including the Third Amendment Effective Date, there has been no Disposition by any Loan Party or any Subsidiary, or any Involuntary Disposition, of any material part of the business or property of the Parent and its Subsidiaries taken as a whole, and except for the Comdata Acquisition, no purchase or other acquisition by any of them of any business or property (including any Equity Interests of any other Person) material to the Parent and its Subsidiaries taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Third Amendment Effective Date.
(d)The financial statements delivered pursuant to Section 7.01(a) and (b) have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 7.01(a) and (b)) and present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Parent and its Subsidiaries as of the dates thereof and for the periods covered thereby.
(e)Since December 31, 2016, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
1.06Litigation.
There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or (b) could reasonably be expected to have a Material Adverse Effect.
1.07No Default.
No Default has occurred and is continuing.
1.08Ownership of Property.
Each Loan Party and its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (provided that, with respect to the fee simple title of FleetCor Australia in any real property, no representation or warranty is given that such title is marketable or of good record). The property of each Loan Party and its Subsidiaries is subject to no Liens, other than Permitted Liens.

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1.09Environmental Compliance.
Each of the Facilities and all operations at the Facilities are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Facilities or the Businesses, and there are no conditions relating to the Facilities or the Businesses that could reasonably be likely to have a Material Adverse Effect.
1.10Insurance.
The properties of the Loan Parties and their Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of such Persons, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party or the applicable Subsidiary operates.
1.11Taxes.
The Loan Parties and their Subsidiaries have filed all federal and other material tax returns and reports required to be filed, and have paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Loan Party or any Subsidiary that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement with any Person that is not a Loan Party.
1.12ERISA Compliance.
(a)Each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401 of the Internal Revenue Code or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Loan Parties, nothing has occurred that would prevent, or cause the loss of, such tax-qualified status.
(b)There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)Except as could not reasonably be expected to have a Material Adverse Effect, (i) no ERISA Event has occurred and neither the Company nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Company and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is sixty percent (60%) or higher and no Loan Party knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below sixty percent (60%) as of the most recent valuation date; (iv) neither the Company nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of

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premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PGBC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.
(d)As of the Eighth Amendment Effective Date, no Borrower is or will be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, or otherwise) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.
1.13Subsidiaries.
Set forth on Schedule 6.13 is a complete and accurate list as of the Third Amendment Effective Date of each Subsidiary of any Loan Party, together with (i) jurisdiction of formation, (ii) number of shares of each class of Equity Interests outstanding, (iii) number and percentage of outstanding shares of each class owned (directly or indirectly) by any Loan Party or any Subsidiary and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Equity Interests of each Subsidiary of any Loan Party are validly issued, fully paid and non-assessable.
1.14Margin Regulations; Investment Company Act.
(a)No Borrower is engaged nor will any Borrower engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Borrower only or of the Parent and its Subsidiaries on a consolidated basis) subject to the provisions of Section 8.01 or Section 8.05 or subject to any restriction contained in any agreement or instrument between any Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 9.01(e) will be margin stock.
(b)None of any Loan Party or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
1.15Disclosure.
(a)The reports, financial statements, certificates and other information (including the Information Memorandum) furnished in writing by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement (in each case, as modified or supplemented by other information so furnished) do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
(b)As of the Eighth Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered to the Administrative Agent or any Lender, if applicable, is true and correct in all respects.
1.16Compliance with Laws.
Each Loan Party and each Subsidiary is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such

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instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
1.17Intellectual Property; Licenses, Etc.
Each Loan Party and its Subsidiaries own, or possess the legal right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses. Set forth on Schedule 6.17 is a list of all IP Rights registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by each Loan Party as of Third Amendment Effective Date. Except for such claims and infringements that could not reasonably be expected to have a Material Adverse Effect, no claim has been asserted and is pending by any Person challenging or questioning the use of any IP Rights or the validity or effectiveness of any IP Rights, nor does any Loan Party know of any such claim, and, to the knowledge of the Loan Parties, the use of any IP Rights by any Loan Party or any of its Subsidiaries or the granting of a right or a license in respect of any IP Rights from any Loan Party or any of its Subsidiaries does not infringe on the rights of any Person.
1.18Solvency.
The Parent and its Subsidiaries are Solvent on a consolidated basis.
1.19Perfection of Security Interests in the Collateral.
The Collateral Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently perfected security interests and Liens, prior to all other Liens other than Permitted Liens.
1.20Business Locations.
Set forth on Schedule 6.20(a) is a list of all real property located in the United States that is owned by the Loan Parties as of the Third Amendment Effective Date. Set forth on Schedule 6.20(b) is the chief executive office, tax payer identification number and organizational identification number of each Loan Party as of the Third Amendment Effective Date. The exact legal name and state or other jurisdiction of organization of each Loan Party is (i) as set forth on the signature pages to this Agreement or the Guaranty, (ii) as set forth on the signature pages to the Joinder Agreement or such other agreement pursuant to which such Loan Party became a party hereto or (iii) as may be otherwise disclosed by the Loan Parties to the Administrative Agent in accordance with Section 8.13(c). Except as set forth on Schedule 6.20(c), no Loan Party has during the five years preceding the Third Amendment Effective Date (i) changed its legal name, (ii) changed its state of formation, or (iii) been party to a merger, consolidation or other change in structure.
1.21Representations as to Designated Borrowers.
Each of the Company and each Designated Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a)Such Designated Borrower is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Designated Borrower, the “Applicable Designated Borrower Documents”), and the execution, delivery and performance by such Designated Borrower of the

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Applicable Designated Borrower Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Designated Borrower nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Designated Borrower is organized and existing in respect of its obligations under the Applicable Designated Borrower Documents.
(b)The Applicable Designated Borrower Documents are in proper legal form under the Laws of the jurisdiction in which such Designated Borrower is organized and existing for the enforcement thereof against such Designated Borrower under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Designated Borrower Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Designated Borrower Documents that the Applicable Designated Borrower Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Designated Borrower is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Designated Borrower Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Designated Borrower Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid.
(c)There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Designated Borrower is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Designated Borrower Documents or (ii) on any payment to be made by such Designated Borrower pursuant to the Applicable Designated Borrower Documents, except as has been disclosed to the Administrative Agent.
(d)The execution, delivery and performance of the Applicable Designated Borrower Documents executed by such Designated Borrower are, under applicable foreign exchange control regulations of the jurisdiction in which such Designated Borrower is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable).
1.22OFAC.
Neither the Parent, nor any of its Subsidiaries, nor any of their respective employees and officers, nor, to the knowledge of the Parent and its Subsidiaries, any director, agent, affiliate or representative thereof, is (i) an individual or entity currently the subject of any Sanctions, (ii) located, organized or resident in a Designated Jurisdiction or (iii) in violation of any Laws related to bribery or corruption. The Parent has implemented and maintains in effect policies and procedures designed to ensure compliance by the Parent, its Subsidiaries and their respective directors, officers, employees and agents with applicable Sanctions and Laws related to bribery and corruption.
1.23Patriot Act; FCPA.
Each Loan Party and its Subsidiaries and their respective directors and officers, and to the knowledge of the Borrowers, any affiliate, agent or employee of it, are in compliance with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds of the Credit Extensions will be

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used, directly or indirectly, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or any similar laws, rules or regulations issued, administered or enforced by any Governmental Authority having jurisdiction over any Loan Party or Subsidiary.
1.24Affected Financial Institution.
No Loan Party is an Affected Financial Institution.
Article VII.

AFFIRMATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Loan Parties party hereto shall, and shall cause each other Loan Party and each Subsidiary to:
1.01Financial Statements.
Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:
(a)upon the earlier of the date that is ninety days after the end of each fiscal year of the Parent or the date such information is filed with the SEC, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and
(b)upon the earlier of the date that is forty-five days after the end of each of the first three fiscal quarters of each fiscal year of the Parent or the date such information is filed with the SEC, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Parent as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
1.02Certificates; Other Information.
Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent:
(a)concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Parent including (i) a calculation of the Cumulative Credit and (ii) in the case of a

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Compliance Certificate delivered with financial statements referred to in Section 7.01(a), a calculation of Excess Cash Flow for such fiscal year;
(b)within 30 days after the end of each fiscal year of the Parent, beginning with the first fiscal year ending after the Initial Borrowing Date, an annual budget of the Parent and its Subsidiaries containing, among other things, pro forma financial statements for each quarter of the next fiscal year;
(c)promptly after any request by the Administrative Agent, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Parent by independent accountants in connection with the accounts or books of the Parent or any Subsidiary, or any audit of any of them;
(d)promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 7.01 or any other clause of this Section 7.02;
(e)promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;
(f)concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), for any period in which the Parent or any of its Subsidiaries beneficially owns (directly or indirectly) a majority of the shares of Voting Stock of the Unrestricted Subsidiary (or the Unrestricted Subsidiary is otherwise consolidated with the Parent and its Subsidiaries for purposes of the financial statements referred to in Sections 7.01(a) and (b)), unaudited consolidating financial statements reflecting adjustments necessary to eliminate the accounts and results of operations of the Unrestricted Subsidiary and its subsidiaries from such financial statements delivered pursuant to Section 7.01(a) or (b), all in reasonable detail and certified by a Responsible Officer of the Parent as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries (excluding the Unrestricted Subsidiary and its subsidiaries) in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and
(g)promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.
Documents required to be delivered pursuant to Section 7.01(a) or (b) or Section 7.02 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent posts such documents, or provides a link thereto on the Parent’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Parent’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided, that: (i) the Parent shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Parent to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Parent shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no

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responsibility to monitor compliance by the Parent with any such request for delivery by a Lender, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of such Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on DebtDomain, IntraLinks, Syndtrak, ClearPar, or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrowers or their respective securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform that is not designated as “Public Side Information.”
1.03Notices.
(a)Promptly (and in any event, within two Business Days after obtaining knowledge thereof) notify the Administrative Agent of the occurrence of any Default.
(b)Promptly (and in any event, within five Business Days after obtaining knowledge thereof) notify the Administrative Agent of the occurrence of any ERISA Event that has resulted or could reasonably be expected to result in an aggregate liability of the Company or any Loan Party in excess of the Threshold Amount.
(c)Promptly (and in any event, within five Business Days after obtaining knowledge thereof) notify the Administrative Agent of any material change in accounting policies or financial reporting practices by the Parent or any Subsidiary, including any determination by the Parent referred to in Section 2.10(b).
Each notice pursuant to this Section 7.03(a) through (c) shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the applicable Loan Party has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.
1.04Payment of Taxes.
Pay and discharge, as the same shall become due and payable, all its obligations and liabilities, including all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate

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proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Loan Party or such Subsidiary.
1.05Preservation of Existence, Etc.
(a)Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 8.04 or 8.05 and except that any Immaterial Subsidiary may cease to maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization.
(b)Preserve, renew and maintain in full force and effect its good standing under the Laws of the jurisdiction of its organization, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(c)Take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(d)Preserve or renew all of its material registered patents, copyrights, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.
1.06Maintenance of Properties.
(a)Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted.
(b)Make all necessary repairs thereto and renewals and replacements thereof, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(c)Use the standard of care typical in the industry in the operation and maintenance of its facilities.
1.07Maintenance of Insurance.
Maintain in full force and effect insurance (including worker’s compensation insurance, liability insurance, casualty insurance and business interruption insurance) with financially sound and reputable insurance companies not Affiliates of any Loan Party, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party or the applicable Subsidiary operates.
1.08Compliance with Laws.
Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
1.09Books and Records.
(a)Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions

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and matters involving the assets and business of such Loan Party or such Subsidiary, as the case may be.
(b)Maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Loan Party or such Subsidiary, as the case may be.
1.10Inspection Rights.
Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be desired, upon reasonable advance notice to the Company; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.
1.11Use of Proceeds.
Use the proceeds of (a) the Credit Extensions (other than with respect to the Term B-4 Loan) (i) to refinance certain existing Indebtedness, (ii) to finance working capital and capital expenditures, (iii) to finance Permitted Acquisitions, other Investments permitted by Section 8.02 and Restricted Payments permitted by Section 8.06 and (iv) for other general corporate purposes, (b) the Credit Extension with respect to the Term B-4 Loan funded on the Ninth Amendment Effective Date (i) first, to repay in full the Term B-3 Loan and accrued interest and fees thereon, (ii) after the Term B-3 Loan and accrued interest and fees thereon have been repaid in full, (A) to partially fund the AFEX Acquisition and pay fees and expenses relating thereto, (B) to pay fees and expenses incurred in connection with the Term B-4 Loan and the Ninth Amendment, and (C) for other general corporate purposes (including to repay outstanding Revolving Loans and accrued interest and fees thereon), and (c) the Credit Extension with respect to the Term B-4 Loan funded on the Eleventh Amendment Effective Date (i) to pay fees and expenses incurred in connection with the Term B-4 Loan and the Eleventh Amendment, and (ii) for other general corporate purposes (including to repay outstanding Revolving Loans and accrued interest and fees thereon and to finance Permitted Acquisitions, other Investments permitted by Section 8.02, and share repurchases of Equity Interests of the Parent permitted by Section 8.06); provided that in no event shall the proceeds of the Credit Extensions be used in contravention of any Law or of any Loan Document.
1.12Additional Subsidiaries; Additional Borrower.
(a)Within forty-five (45) days after the acquisition or formation of any Subsidiary:
(i)notify the Administrative Agent thereof in writing, together with the (A) jurisdiction of formation, (B) number of shares of each class of Equity Interests outstanding, (C) number and percentage of outstanding shares of each class owned (directly or indirectly) by the Parent or any Subsidiary and (D) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto; and
(ii)if such Subsidiary is a Domestic Subsidiary, cause such Person to (A) become a Guarantor by executing and delivering to the Administrative Agent a Joinder Agreement or such other documents as the Administrative Agent shall deem appropriate for such purpose, and (B) deliver to the Administrative Agent documents of the types

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referred to in Sections 5.02(e) and (f) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (ii)(A)), all in form, content and scope satisfactory to the Administrative Agent.
Notwithstanding the foregoing, the Administrative Agent shall not require those items described in Section 7.12(a)(ii) as to which the Administrative Agent determines in its reasonable discretion the cost of obtaining or providing such items is excessive in relation to the benefit to the Lenders, and the Administrative Agent may grant extensions of time for delivery of any of the items described in Section 7.12(a)(ii).
(b)Following the consummation of the Cambridge Acquisition, the Company may cause Cambridge Mercantile Corp. (U.S.A.), a Delaware corporation (the “Additional Borrower”), to become a Borrower under the Aggregate Revolving A Commitments and the Aggregate Revolving B Commitments by delivering to the Administrative Agent (i) a joinder agreement pursuant to which the Additional Borrower joins this Agreement and the other Loan Documents as a Loan Party and such other documents (including to the extent requested by any Revolving A Lender or Revolving B Lender, Revolving Notes) as the Administrative Agent shall deem appropriate for such purpose, such joinder documentation to be in form, content and scope satisfactory to the Administrative Agent, (ii) documents of the types referred to in Sections 5.02(e) and (f) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (b)(i)), all in form, content and scope satisfactory to the Administrative Agent and to the extent requested by the Administrative Agent, and (iii) all documentation and other information that the Administrative Agent or any Lender shall have reasonably requested and have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act. Upon satisfaction of the conditions set forth in any joinder documentation referenced above in clause (b)(i) and in this Section 7.12(b), the Administrative Agent shall send a notice to the Lenders specifying the effective date upon which the Additional Borrower shall become a Borrower hereunder, whereupon each of the Lenders agrees that the Additional Borrower shall have all of the rights, liabilities and obligations of a Revolving A/B Borrower hereunder (and of a Guarantor as provided in the definition thereof), on the terms and conditions set forth herein and in the other Loan Documents, and each of the parties hereto agrees that the Additional Borrower otherwise shall be a Borrower for all purposes of this Agreement and the other Loan Documents.
To the extent the Additional Borrower becomes a Borrower hereunder pursuant to this Section 7.12(b), the Additional Borrower hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (A) the giving and receipt of notices, (B) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (C) the receipt of the proceeds of any Loans made by the Lenders, to the Additional Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given to or taken by the Additional Borrower shall be valid and effective if given to or taken only by the Company, whether or not the Additional Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to the Additional Borrower.
1.13Pledged Assets.
(a)Equity Interests. Cause (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary and (ii) 66% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary directly owned by a Loan Party (other than a

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Designated Borrower) to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent, for the benefit of the holders of the Obligations, pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries necessary in connection therewith to perfect the security interests therein, all in form and substance satisfactory to the Administrative Agent; provided that it is understood and agreed that (x) all pledges of Equity Interests with respect to Domestic Subsidiaries, first-tier Foreign Subsidiaries that are not Material Foreign Subsidiaries and certificated Equity Interests of first-tier Foreign Subsidiaries that are Material Foreign Subsidiaries will, in each case, be made pursuant to documents governed by New York law and perfected under the UCC by the filing of UCC financing statements and possession of all certificates evidencing such pledged Equity Interests, and (y) pledges of uncertificated Equity Interests of first-tier Foreign Subsidiaries that are Material Foreign Subsidiaries shall be perfected pursuant to documents governed by the law of the foreign jurisdiction where such Foreign Subsidiary is organized, which foreign law-governed documents shall be executed and delivered by the Loan Parties, together with the items described above in this subsection related thereto, not later than (1) 365 days after the Third Amendment Effective Date (or such later date as the Administrative Agent agrees in its sole discretion), in the case of the pledge of Equity Interests in SVS, if SVS remains a Subsidiary and is a Material Foreign Subsidiary as of such date (or, if SVS becomes a Material Foreign Subsidiary after such date, 60 days after SVS becomes a Material Foreign Subsidiary, or such later date as the Administrative Agent agrees in its sole discretion), (2) 60 days after the Initial Borrowing Date (or such later date as the Administrative Agent agrees in its sole discretion), in the case of the pledge of Equity Interests in any such first-tier Foreign Subsidiaries that are Material Foreign Subsidiaries on the Initial Borrowing Date, and (3) 60 days after the date that any Person becomes such a first-tier Foreign Subsidiary that is a Material Foreign Subsidiary (or such later date as the Administrative Agent agrees in its sole discretion), in the case of the pledge of Equity Interests in any Person that becomes such a first-tier Foreign Subsidiary that is a Material Foreign Subsidiary after the Initial Borrowing Date.
(b)Other Property. Cause all property (other than Excluded Property) of each Loan Party (other than a Designated Borrower) to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent to secure the Obligations pursuant to the Collateral Documents or, with respect to any such property acquired subsequent to the Initial Borrowing Date, such other additional security documents as the Administrative Agent shall request (subject to Permitted Liens) and, in connection with the foregoing, deliver to the Administrative Agent such other documentation as the Administrative Agent may request including filings and deliveries necessary to perfect such Liens, Organization Documents, resolutions and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Administrative Agent.
1.14Further Assurances.
Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the holders of the Obligations the rights granted or now or hereafter intended to be granted to the holders of the Obligations under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

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1.15Maintenance of Ratings.
Use commercially reasonable efforts (which shall include the payment by the Parent or the Company of customary rating agency fees and cooperation with information and data requests by Moody’s and S&P in connection with their ratings process) to obtain and maintain the Ratings.
Article VIII.

NEGATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, no Loan Party party hereto shall, nor shall it permit any other Loan Party or any Subsidiary to, directly or indirectly:
1.01Liens.
Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
(a)Liens pursuant to any Loan Document;
(b)Liens existing on the Initial Borrowing Date and listed on Schedule 8.01 and any renewals, modifications, replacements or extensions thereof, provided that (i) the Liens do not extend to additional property other than (x) after acquired property that is affixed or incorporated into the property covered by such Lien and (y) the proceeds and products thereof, (ii) the amount secured or benefited thereby is not increased, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal, modification, replacement or extension of the obligations secured thereby is permitted by Section 8.03(b);
(c)Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(d)Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors, suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens do not in the aggregate (x) materially detract from the value of any Loan Party’s or its Subsidiaries’ property or assets, or (y) materially impair the use thereof in the operation of the business of any Loan Party or its Subsidiaries, or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established;
(e)pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA, and pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing insurance to the Loan Parties or any of their Subsidiaries;
(f)deposits to secure the performance of bids, trade, forward or futures contracts (other than in respect of borrowed money), governmental contracts, leases (other than Indebtedness), statutory obligations, surety, stay, customs and appeal bonds, performance bonds

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and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;
(g)easements, licenses, servitudes, rights-of-way, restrictions, encroachments, protrusions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of any Loan Party or any of its Subsidiaries;
(h)Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 9.01(h);
(i)Liens securing Indebtedness permitted under Section 8.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and accessions thereto and products and proceeds thereof, (ii) the Indebtedness secured thereby does not exceed the cost of the property being acquired on the date of acquisition and (iii) such Liens attach to such property concurrently with or within 180 days after the acquisition thereof (or in the case of assets acquired in connection with the construction, refurbishment, repair or replacement of such property, within 180 days after the completion of such construction, refurbishment, repair or replacement of such property);
(j)leases, subleases, licenses or sublicenses granted to others not interfering in any material respect with the business of any Loan Party or any of its Subsidiaries;
(k)any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement;
(l)Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.02;
(m)normal and customary rights of setoff (i) upon deposits of cash in favor of banks or other depository institutions, (ii) relating to the pooled deposit or sweep accounts of any Loan Party or its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business, or (iii) relating to purchase orders and other agreements entered into with customers of any Loan Party or its Subsidiaries in the ordinary course of business;
(n)Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;
(o)Liens of sellers of goods to the Company and any of its Subsidiaries arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;
(p)Liens, if any, in favor of the Administrative Agent on Cash Collateral delivered pursuant to Section 2.14(a);
(q)Liens on accounts, payments, payment intangibles, receivables, rights to future lease payments or residuals or similar rights to payment and related assets sold, contributed or otherwise conveyed or encumbered pursuant to a Receivables Facility permitted under Section 8.03(f);
(r)Liens with respect to property acquired (including property of any Person acquired) pursuant to a Permitted Acquisition, provided, that (i) such Liens are not created in connection with, or in contemplation or anticipation of, such Permitted Acquisition, (ii) such

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Liens attach only to the property so acquired and (iii) the Indebtedness secured thereby is permitted under Section 8.03(h);
(s)Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted under Section 8.02 and to be applied against the purchase price for such Investment, (ii) on cash earnest money deposits made by any Loan Party or Subsidiary in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition or Private Label Credit Card Expenditure permitted under Section 8.02, or (iii) constituting an agreement to Dispose of any property in a Disposition permitted under Section 8.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;
(t)Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods in the ordinary course of business;
(u)Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;
(v)statutory Liens which may arise from time to time under applicable pension legislation in respect of employee and employer contributions which are not overdue for a period of more than 30 days from the date prescribed by applicable pension legislation;
(w)security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of a Loan Party or Subsidiary in the ordinary course of business;
(x)Liens on the Collateral securing Permitted First Priority Refinancing Indebtedness and/or Permitted Junior Priority Refinancing Indebtedness; and
(y)other Liens securing Indebtedness permitted hereunder in an aggregate amount outstanding not exceeding at any time the greater of (i) $100,000,000 and (ii) 10% of total consolidated revenues of the Parent and its Subsidiaries determined as of the most recent fiscal year end of the Parent for which relevant financial information is available.
1.02Investments.
Make any Investments, except:
(a)Investments held by the Parent or such Subsidiary in the form of cash or Cash Equivalents;
(b)Investments existing or contemplated as of the Initial Borrowing Date and set forth in Schedule 8.02 and any modification, replacement, renewal or extension thereof;
(c)Investments in any Person that is a Loan Party prior to giving effect to such Investment;
(d)Investments by any Subsidiary of the Parent that is not a Loan Party in any other Subsidiary of the Parent that is not a Loan Party;
(e)Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

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(f)Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments to the extent constituting Investments and permitted under Sections 8.01, 8.03, 8.04, 8.05 and 8.06;
(g)Guarantees permitted by Section 8.03 (other than Guarantees of Indebtedness of the Unrestricted Subsidiary or any of its direct or indirect subsidiaries, it being understood that Guarantees of Indebtedness of such Persons shall be subject to, and governed by, Section 8.02(s));
(h)Permitted Acquisitions and the Comdata Acquisition;
(i)Investments in Swap Contracts permitted under Section 8.03;
(j)promissory notes and other noncash consideration received in connection with Dispositions permitted under Section 8.05;
(k)advances of payroll payments to employees in the ordinary course of business;
(l)loans or advances to officers, directors and employees of the Loan Parties and their respective Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding, for business-related travel, entertainment, relocation and analogous ordinary business purposes, and in connection with such Person’s purchase of Equity Interests of the Parent;
(m)Investments in the ordinary course of business consisting of (i) endorsements for collection or deposit and (ii) customary trade arrangements with customers consistent with past practices;
(n)Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business and upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;
(o)Private Label Credit Card Expenditures; provided that (i) the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to any such Private Label Credit Card Expenditure on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the end of the most recent fiscal quarter for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b) and (ii) no Default shall have occurred and be continuing or would result from such Private Label Credit Card Expenditure;
(p)Investments in Foreign Subsidiaries solely for the purpose of consummating Permitted Acquisitions by such Foreign Subsidiaries;
(q)the Specified Investments, provided that, at the time of each such Specified Investment and both before and after giving effect thereto (including the incurrence of any Indebtedness in connection therewith), (i) no Default or Event of Default exists and (ii) the Parent and its Subsidiaries are in compliance with the financial covenants set forth in Section 8.11 on a Pro Forma Basis as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b);
(r)Investments in Foreign Subsidiaries, in an aggregate outstanding amount not to exceed at any time the greater of (i) $75,000,000 and (ii) 7.5% of total consolidated revenues of the Parent and its Subsidiaries determined as of the most recent fiscal year end of the Parent for which the relevant financial information is available; and

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(s)unlimited additional Investments so long as, prior to making any such Investment and after giving effect to such Investment (and any Indebtedness incurred in connection therewith), (i) no Default has occurred and is continuing, (ii) the Consolidated Leverage Ratio calculated on a Pro Forma Basis is not greater than 3.25 to 1.00 and (iii) the Loan Parties are otherwise in compliance with the financial covenants set forth in Section 8.11 calculated on a Pro Forma Basis.
1.03Indebtedness.
Create, incur, assume or suffer to exist any Indebtedness, except:
(a)(i) Indebtedness under the Loan Documents; and (ii) Permitted First Priority Refinancing Indebtedness, Permitted Junior Priority Refinancing Indebtedness and Permitted Unsecured Refinancing Indebtedness;
(b)Indebtedness of the Parent and its Subsidiaries outstanding on the Initial Borrowing Date and set forth in Schedule 8.03 and any refinancings, refundings, renewals or extensions thereof which do not increase the principal amount thereof;
(c)intercompany Indebtedness permitted under Section 8.02;
(d)obligations (contingent or otherwise) of the Parent or any Subsidiary existing or arising under any Swap Contract or any Guarantee with respect thereto, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;
(e)purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by the Parent or any of its Subsidiaries to finance the purchase of fixed assets, and renewals, refinancings and extensions thereof, provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $25,000,000 at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;
(f)Attributable Indebtedness and other Indebtedness (if any) in connection with Receivables Facilities (including Guarantees of such Attributable Indebtedness and other Indebtedness (if any) that is otherwise permitted under this Section 8.03(f)), in an aggregate principal amount outstanding not to exceed, at the time of incurrence of such Attributable Indebtedness or other Indebtedness (measured after giving effect to the incurrence thereof), the greater of (i) $1,500,000,000 and (ii) an amount equal to 175% of Consolidated EBITDA for the most recent period of four fiscal quarters of the Parent for which financial statements have been delivered to the Administrative Agent under Section 7.01(a) or (b), and all yield, interest, fees, indemnities and other amounts related thereto;
(g)obligations in respect of Earn Out Obligations to the extent constituting Indebtedness;
(h)Indebtedness of any Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of any assets securing such Indebtedness) in an aggregate principal amount not to exceed at any time outstanding $50,000,000, provided, that such Indebtedness was not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition;

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(i)Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business;
(j)Indebtedness which may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments and similar obligations in connection with the dispositions of assets permitted under Section 8.05;
(k)Guarantees by any Loan Party or any Subsidiary with respect to (i) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business, (ii) surety, appeal and performance bonds obtained in the ordinary course of business, and (iii) workers’ compensation and similar obligations of the Loan Parties and their Subsidiaries incurred in the ordinary course of business; and
(l)other Indebtedness in an aggregate outstanding principal amount not to exceed at any time the greater of (i) $100,000,000 and (ii) 10% of total consolidated revenues of the Parent and its Subsidiaries determined as of the most recent fiscal year end of the Parent for which the relevant financial information is available.
1.04Fundamental Changes.
Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person; provided that, notwithstanding the foregoing provisions of this Section 8.04 but subject to the terms of Sections 7.12(a) and 7.13, (a) the Company may merge or consolidate with any of its Subsidiaries provided that the Company shall be the continuing or surviving entity, (b) the Parent may merge or consolidate with any of its Subsidiaries (other than the Company or any other Borrower) provided that the Parent shall be the continuing or surviving entity, (c) any Loan Party (other than the Parent, the Company or any other Borrower) may merge or consolidate with any other Loan Party or any other Person that becomes a Loan Party pursuant to Section 7.12(a)(ii) contemporaneously with such merger or consolidation, (c) any Foreign Subsidiary (other than a Designated Borrower) may be merged or consolidated with or into any Loan Party provided that such Loan Party shall be the continuing or surviving corporation and (d) any Foreign Subsidiary (other than a Designated Borrower) may be merged or consolidated with or into any other Foreign Subsidiary.
1.05Dispositions.
Make any Disposition (other than the SVS Disposition, the NexTraq Disposition, the Cambridge Disposition and the Chevron Disposition) unless (i) the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneous with consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of, (ii) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 8.14, (iii) no Default has occurred and is continuing both immediately prior to and after giving effect to such Disposition, and (iv) after giving effect to such Disposition, the aggregate net book value of all of the assets sold or otherwise disposed of by the Parent and its Subsidiaries in all such transactions occurring during the term of this Agreement shall not exceed the greater of (A) $150,000,000 and (B) 10% of Consolidated Tangible Assets as set forth in the financial statements of the Parent and its Subsidiaries most recently delivered pursuant to Section 7.01(a) or (b); provided, however, that (x) the assets of any Subsidiary acquired pursuant to a Permitted Acquisition may be Disposed of within one year of the date of such Permitted Acquisition if such assets are not core assets of such acquired Subsidiary or if such Disposition is reasonably required or advisable for regulatory or competitive reasons, and (y) the Specified Investments and the Specified Equity Sale shall not

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be prohibited by this Section 8.05 (without limiting the effect of any other provision of this Agreement to which the Specified Investments and the Specified Equity Sale are subject).
1.06Restricted Payments.
Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:
(a)each Subsidiary may make Restricted Payments to the Company or any Guarantor;
(b)Foreign Subsidiaries may make Restricted Payments to Foreign Subsidiaries;
(c)the Parent may declare and make Restricted Payments so long as (i) on a Pro Forma Basis both before and after giving effect to such Restricted Payments and to any Indebtedness incurred in connection therewith, (x) the Consolidated Leverage Ratio shall not be greater than 3.50:1.00 and (y) the Loan Parties shall otherwise be in compliance with the financial covenants set forth in Section 8.11 and (ii) no Default or Event of Default shall exist or result therefrom;
(d)the Parent may declare and make Restricted Payments using the Cumulative Credit then available, so long as (i) on a Pro Forma Basis both before and after giving effect to such Restricted Payments and to any Indebtedness incurred in connection therewith, the Loan Parties shall be in compliance with the financial covenants set forth in Section 8.11 and (ii) no Default or Event of Default shall exist or result therefrom; and
(e)the Parent and each Subsidiary may declare and make dividend payments or other distributions payable solely in the Equity Interests of such Person.
1.07Change in Nature of Business.
Engage in any material line of business substantially different from those lines of business conducted by the Parent and its Subsidiaries on the Third Amendment Effective Date or any business that is similar, related, complementary or incidental thereto.
1.08Transactions with Affiliates and Insiders.
Enter into or permit to exist any transaction or series of transactions with any officer, director or Affiliate of such Person (not including the Parent or any of its Subsidiaries including FleetCor Funding LLC or any other Subsidiary formed as a special purpose entity in connection with a Receivables Facility) other than (a) any intercompany transactions permitted hereunder, (b) normal and reasonable compensation and reimbursement of expenses of officers and directors in the ordinary course of business and (c) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person’s business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director or Affiliate.
1.09Burdensome Agreements.
(a)Enter into, or permit to exist, any Contractual Obligation that encumbers or restricts on the ability of any such Person to (i) pay dividends or make any other distributions to any Loan Party on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Loan Party or (iii) act as a Loan Party pursuant to the Loan Documents or any renewals, refinancings,

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exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i) or (ii) above) for this Agreement and the other Loan Documents.
(b)Enter into, or permit to exist, any Contractual Obligation that prohibits or otherwise restricts the existence of any Lien upon any of its property in favor of the Administrative Agent (for the benefit of the holders of the Obligations) for the purpose of securing the Obligations, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if such property is given as security for the Obligations, except (i) any document or instrument governing Indebtedness incurred pursuant to Section 8.03(e), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (ii) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (iii) pursuant to customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.05, pending the consummation of such sale, (iv) any document or instrument governing any Receivables Facility permitted under Section 8.03(f), provided that any such restriction relates only to the applicable accounts receivable and related assets actually sold, conveyed, pledged, encumbered or otherwise contributed pursuant to such Receivables Facility, and (v) applicable Laws that require a holder of a “money transmitter” (or similar) license under state Law to own a specified amount of deposit accounts, securities accounts, securities, cash, Cash Equivalents and/or other similar investments permitted under money transmitter laws free of Liens and other similar restrictions.
1.10Use of Proceeds.
Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. No Borrower will request any Credit Extension, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Credit Extension (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Laws related to bribery or corruption, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person that is the subject of Sanctions, or in any Designated Jurisdiction, or (C) in any manner that would result in the violation of any Sanctions by any Person (including any Person participating in the credit facility hereunder, whether as Administrative Agent, Lender, L/C Issuer, Swing Line Lender or otherwise).
1.11Financial Covenants.
(a)Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Parent to be greater than 4.00 to 1.00; provided that in connection with any Material Acquisition, at the Company’s election by written notice to the Administrative Agent prior to the consummation of such Material Acquisition, the foregoing ratio shall be increased to 4.25 to 1.00 for the fiscal quarter of the Parent in which such Material Acquisition is consummated and for each of the next three (3) consecutive fiscal quarters of the Parent ending thereafter (such period of increase, a “Leverage Increase Period”); provided, further, that (i) for at least one (1) fiscal quarter of the Parent ending immediately following each Leverage Increase Period, the Consolidated Leverage Ratio as of the end of such fiscal quarter of the Parent shall not be greater than 4.00 to 1.00 prior to giving effect to another Leverage Increase Period, and (ii) immediately after the end of a Leverage Increase Period, the maximum Consolidated Leverage Ratio permitted under this Section 8.11(a) as of the end of any fiscal quarter of the Parent shall automatically revert to 4.00 to 1.00.

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(b)Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Parent to be less than 4.00 to 1.0.
1.12Prepayment of Other Indebtedness, Etc.
Make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Loan Party or any Subsidiary (other than Indebtedness arising under the Loan Documents) unless at the time of such payment, (i) the Consolidated Leverage Ratio as of the end of the immediately preceding fiscal year for which the relevant financial information is available was less than 3.25 to 1.00 and (ii) no Default or Event of Default shall exist.
1.13Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity.
(a)Amend, modify or change its Organization Documents in a manner adverse to the Lenders.
(b)Change its fiscal year.
(c)Without providing ten (10) days prior written notice to the Administrative Agent, change its name, state of formation or form of organization.
1.14Sale Leasebacks.
Enter into Sale and Leaseback Transactions other than Sale and Leaseback Transactions that do not exceed $20,000,000 in the aggregate during the term of this Agreement.
Article IX.

EVENTS OF DEFAULT AND REMEDIES
1.01Events of Default.
Any of the following shall constitute an “Event of Default”:
(a)Non-Payment. The Company or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required herein, any amount of principal of any Loan or any L/C Obligation, or (ii) within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or
(b)Specific Covenants.
(i)Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 7.03(a), 7.05(a), 7.11 or Article VIII; or
(ii)Any Loan Party fails to perform or observe any term, covenant or agreement contained in Section 7.01 or 7.02 and such failure continues for five Business Days; or
(c)Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on

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its part to be performed or observed and such failure continues for thirty days after the earlier of (i) the date on which such failure first becomes known to a Responsible Officer of any Loan Party or (ii) written notice thereof is given to the Company by the Administrative Agent; or
(d)Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or, to the extent such representation or warranty is qualified by materiality or Material Adverse Effect, shall be incorrect or misleading in any respect), when made or deemed made; or
(e)Cross-Default. (i) Any Loan Party or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Parent or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Parent or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Parent or such Subsidiary as a result thereof is greater than the Threshold Amount; or
(f)Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries (other than an Immaterial Subsidiary) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, administrator, Controller (as defined in the Australian Corporations Act), trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, administrator, Controller (as defined in the Australian Corporations Act), trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty calendar days, or an order for relief is entered in any such proceeding; or
(g)Inability to Pay Debts; Attachment. (i) Any Loan Party or any of its Subsidiaries (other than an Immaterial Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within sixty days after its issue or levy; or
(h)Judgments. There is entered against any Loan Party or any Subsidiary (i) one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that

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have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(i)ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Company or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or
(j)Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or
(k)Change of Control. There occurs any Change of Control.
Notwithstanding the foregoing, the failure to comply with Section 8.11 shall not constitute an Event of Default with respect to the Term B-3 Loan or the Term B-4 Loan unless and until such time as the Administrative Agent or the Required Pro Rata Facilities Lenders first exercise any remedy under this Article IX in respect of such failure to comply with Section 8.11 (and until such time the failure to comply with Section 8.11 shall only constitute an Event of Default with respect to the Aggregate Revolving Commitments, the Term A Loan and any Incremental Term A Loans).
1.02Remedies Upon Event of Default.
If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders (or, in the case of any Event of Default arising from a breach of Section 8.11, shall, at the request of, or may, with the consent of, the Required Pro Rata Facilities Lenders and only with respect to the Aggregate Revolving Commitments, the Term A Loan and any Incremental Term A Loans and the Obligations in respect thereof), take any or all of the following actions:
(a)declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;
(c)require that the Company Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and
(d)exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents or applicable Law or at equity;

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provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Company to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.
1.03Application of Funds.
After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings and fees, premiums and scheduled periodic payments, and any interest accrued thereon, due under any Swap Contract between any Loan Party or Subsidiary and any Swap Bank, to the extent such Swap Contract is permitted by Section 8.03(d), ratably among the Lenders (and, in the case of such Swap Contracts, Swap Banks) and the L/C Issuer in proportion to the respective amounts described in this clause Third held by them;
Fourth, to (a) payment of that portion of the Obligations constituting accrued and unpaid principal of the Loans and L/C Borrowings, (b) payment of breakage, termination or other payments, and any interest accrued thereon, due under any Swap Contract between any Loan Party or Subsidiary and any Swap Bank, to the extent such Swap Contract is permitted by Section 8.03(d), (c) payments of amounts due under any Treasury Management Agreement between any Loan Party or Subsidiary and any Treasury Management Bank and (d) Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders (and, in the case of such Swap Contracts and Treasury Management Agreements, Swap Banks or Treasury Management Banks, as applicable) and the L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or as otherwise required by Law.
Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy

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drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the application of amounts received on account of the Obligations as otherwise set forth above in this Section.
Notwithstanding the foregoing, Obligations arising under Swap Contracts and Treasury Management Agreements shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Swap Bank or Treasury Management Bank, as the case may be. Each Swap Bank or Treasury Management Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article X for itself and its Affiliates as if a “Lender” party hereto.
Article X.

ADMINISTRATIVE AGENT
1.01Appointment and Authority.
(a)Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither any Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 10.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article X and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
1.02Rights as a Lender.
The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise

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expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
1.03Exculpatory Provisions.
Neither the Administrative Agent nor any Arranger, as applicable, shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, neither the Administrative Agent nor any Arranger:
(a)shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(b)shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(c)shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, to any Lender or the L/C Issuer any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates that is communicated to, or in the possession of, the Administrative Agent, any Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein.
Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Company, a Lender or the L/C Issuer.
Neither the Administrative Agent nor any of its Related Parties shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in

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Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
1.04Reliance by Administrative Agent.
The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
1.05Delegation of Duties.
The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. . The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
1.06Resignation of Administrative Agent.
The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Company and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and

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the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent (other than as provided in Section 3.08 and other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent as of the effective date of such resignation), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring Administrative Agent was acting as Administrative Agent and (ii) after such resignation for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including, without limitation, (A) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders or other holders of the Obligations and (B) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of such resignation and all L/C Obligations with respect thereto, including the right to require the Lenders to make Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.
If the Person serving as Administrative Agent is a Defaulting Lender hereunder, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date; provided that the Company may appoint an interim Administrative Agent which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, who shall act as interim Administrative Agent until the Required Lenders, by notice in writing to the Company and such Person, remove such Person as interim Administrative Agent and, in consultation with the Company, appoint a successor.

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1.07Non-Reliance on Administrative Agent, Arrangers and Other Lenders.
Each Lender and the L/C Issuer expressly acknowledges that none of the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or any Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or such Arranger to any Lender or the L/C Issuer as to any matter, including whether the Administrative Agent or such Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender and the L/C Issuer represents to the Administrative Agent and each Arranger that it has, independently and without reliance upon the Administrative Agent, such Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and the L/C Issuer represents and warrants that (a) the Loan Documents set forth the terms of a commercial lending facility, and (b) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or the L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or the L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and the L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or the L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.
1.08No Other Duties; Etc.
Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, syndication agents, documentation agents or co-agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.
1.09Administrative Agent May File Proofs of Claim.
In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

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(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations (other than obligations under Swap Contracts or Treasury Management Agreements to which the Administrative Agent is not a party) that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 11.04) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding.
Each of the Lenders and the other holders of the Obligations (for purposes of this Section, the “Secured Parties”) hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.01(a) of this Agreement, (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Secured Parties, as a result of which each of the Secured

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Parties shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action (which such assignment may be made by the Administrative Agent without regard to the requirements of Section 11.06 hereof, notwithstanding anything to the contrary therein), and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.
1.10Collateral and Guaranty Matters.
Each of the Lenders and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,
(a)to release any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Revolving Commitments and payment in full of all Obligations under the Loan Documents and the expiration or termination of all Letters of Credit, (ii) that is transferred, sold or disposed of, or to be transferred, sold or disposed of, as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document or any Involuntary Disposition, or (iii) as approved in accordance with Section 11.01;
(b)to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.01(i); and
(c)to release any Guarantor from its obligations under the Guaranty and the other Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty and the other Loan Documents, pursuant to this Section 10.10.
The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
1.11Treasury Management Agreements and Swap Contracts.
Except as otherwise expressly set forth herein, no Treasury Management Bank or Swap Bank that obtains the benefit of the provisions of Section 9.03, the Guaranty or any Collateral by virtue of the provisions hereof or any other Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the

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provisions hereof or of the Guaranty or any other Loan Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Treasury Management Agreements entered into with any Treasury Management Bank or Swap Contracts entered into with any Swap Bank except to the extent expressly provided herein and unless the Administrative Agent has received a Secured Party Designation Notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Treasury Management Bank or Swap Bank (other than the Administrative Agent or any Affiliate thereof), as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Treasury Management Agreements entered into with any Treasury Management Bank or Swap Contracts entered into with any Swap Bank upon termination of the Aggregate Revolving Commitments and payment in full of all Obligations under the Loan Documents.
1.12Certain ERISA Matters .
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Parent or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

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(b)    In addition, unless either (i) Section 10.12(a)(i) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with Section 10.12(a)(iv), such Lender further (A) represents and warrants, as of the date such Person became a Lender party hereto, to, and (B) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Parent or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). The representations set forth in this Section 10.12 are intended to comply with the Department of Labor’s regulation Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), and if such regulations are no longer in effect, these representations shall be deemed to be no longer in effect.
1.13Recovery of Erroneous Payments.
Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Party, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Party in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. Each Lender Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Party promptly upon determining that any payment made to such Lender Party comprised, in whole or in part, a Rescindable Amount.
Article XI.

MISCELLANEOUS
1.01Amendments, Etc.
No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Company or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Company or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
(a)no such amendment, waiver or consent shall:
(i)extend or increase the Commitment of a Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender whose Commitment is being extended or increased (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.03 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender);

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(ii)waive non-payment or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal (excluding mandatory prepayments), interest, fees or other amounts due to the Lenders (or any of them) or any date fixed by this Agreement for reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced;
(iii)reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (ii) of the final proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment of principal, interest, fees or other amounts (it being understood that neither of the following constitutes a reduction in the rate of interest on any Loan or L/C Borrowing or any fees or other amounts: (A) any change to the definition of “Default Rate” or any waiver of any obligation of any Borrower to pay interest or Letter of Credit Fees at the Default Rate and (B) any change to or waiver of any financial covenant hereunder (or any defined term used therein), even if the effect of such change or waiver would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder);
(iv)change any provision of this Section 11.01(a) or the definition of “Required Lenders” or “Required Pro Rata Facilities Lenders” without the written consent of each Lender directly affected thereby;
(v)amend Section 1.06 or the definition of “Alternative Currency” without the written consent of each Lender directly affected thereby; provided, however, if an interest rate with respect to any Alternative Currency becomes unavailable for any reason, only the consent of the applicable Lenders that have agreed to issue Loans in the applicable Alternative Currency shall be necessary to amend the definition of ‘Eurocurrency Base Rate,” “Alternative Currency Daily Rate” and/or “Alternative Currency Term Rate” to provide for the addition of a replacement interest rate with respect to such Alternative Currency;
(vi)except in connection with a Disposition permitted under Section 8.05, release all or substantially all of the Collateral without the written consent of each Lender whose Obligations are secured by such Collateral;
(vii)release the Company (from its obligations as a Borrower or as a Guarantor hereunder) without the written consent of each Lender; to the extent the Additional Borrower becomes a Borrower hereunder pursuant to Section 7.12(b), release the Additional Borrower (from its obligations as a Borrower or as a Guarantor hereunder) without the written consent of each Lender; release any Designated Borrower without the written consent of each Lender under the revolving credit facility hereunder for which the Person to be released constitutes a Borrower, except in connection with the termination of a Designated Borrower’s status as such under Section 2.16(d); or release all or substantially all of the Guarantors without the written consent of each Lender whose Obligations are guaranteed thereby, except in connection with a merger or consolidation permitted under Section 8.04 or a Disposition permitted under Section 8.05, or to the extent the release of any Guarantor is permitted pursuant to Section 10.10 (in which case such release may be made by the Administrative Agent acting alone); or
(viii)change Section 2.13 or Section 9.03 in a manner that would alter the pro rata sharing of payments or change the order of any application of proceeds required thereby without the written consent of each Lender directly affected thereby;
(b)prior to the termination of the Aggregate Revolving Commitments, unless also signed by Lenders (other than Defaulting Lenders) holding in the aggregate at least a majority of the aggregate Outstanding Amount of Revolving Loans and participations in L/C Obligations and Swing Line Loans, no such amendment, waiver or consent shall (i) waive any Default for

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purposes of Section 5.03(b), (ii) amend, change, waive, discharge or terminate Sections 5.03 or 9.01 in a manner adverse to the Lenders with Revolving Commitments or (iii) amend, change, waive, discharge or terminate this Section 11.01(b);
(c)unless also signed by the L/C Issuer, no amendment, waiver or consent shall affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it;
(d)unless also signed by the Swing Line Lender, no amendment, waiver or consent shall affect the rights or duties of the Swing Line Lender under this Agreement; and
(e)unless also signed by the Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document;
provided, further, however, that notwithstanding anything to the contrary herein, (i) any amendment, waiver or consent with respect to Section 8.11 (or any defined terms as and to the extent used therein, but not to the extent that such terms are used in any other provision of this Agreement or any other Loan Document), the last sentence of Section 9.01 or the parenthetical provisions referencing Section 8.11 in Sections 9.02 and 11.03 will not require the consent of the Required Lenders but shall be effective if, and only if, signed by the Required Pro Rata Facilities Lenders and the Company and acknowledged by the Administrative Agent, (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (iii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender, (iv) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein, (v) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders, (vi) an Incremental Facility Amendment shall be effective if signed by the applicable Borrower(s), the Administrative Agent and each Person that agrees to provide a portion of the applicable increase of the Aggregate Revolving A Commitments, increase of the Aggregate Revolving B Commitments or institution of an Incremental Term Loan pursuant to Section 2.02(f), (vii) a Refinancing Amendment shall be effective if signed by the Company, the Administrative Agent and each Person that agrees to provide a portion of the applicable Refinancing Indebtedness pursuant to Section 2.17, (viii) an Extension Amendment shall be effective if signed by the Company, the Administrative Agent and each Person that agrees to provide a portion of such Extension pursuant to Section 2.18, (ix) any amendment, waiver or consent which affects solely the Lenders holding Loans and Commitments of a particular tranche (the “Affected Tranche”) may be effected with the consent of only the Lenders holding more than 50% of the aggregate outstanding principal amount of all Loans (and unutilized Commitments, if any) of the Affected Tranche or, to the extent such greater percentage would be required with respect to any such amendment, waiver or consent, with the consent of the Lenders holding such greater percentage of the aggregate outstanding principal amount of all Loans (and unutilized Commitments, if any) of the Affected Tranche, (x) this Agreement may be amended to replace LIBOR with a LIBOR Successor Rate and to make any necessary LIBOR Successor Rate Conforming Changes in connection therewith, in each case as contemplated by Section 3.07, and (xi) any amendment that addresses solely a repricing

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transaction in which the Term B-4 Loan is refinanced with a replacement term B loan tranche pursuant to the terms of this Agreement bearing (or is modified in such a manner such that the resulting Term B-4 Loan bears) a lower All-In-Yield, only the consent of the Term B-4 Lenders holding a portion of the Term B-4 Loan subject to such permitted repricing transaction that will continue as a Lender in respect of the repriced term B loan tranche shall be required.
Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional revolving credit or term loan facilities to this Agreement and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder.
Notwithstanding any provision herein to the contrary, the Administrative Agent and the Company may amend, modify or supplement this Agreement or any other Loan Document to cure or correct administrative errors or omissions, any ambiguity, omission, defect or inconsistency or to effect administrative changes, and such amendment shall become effective without any further consent of any other party to such Loan Document so long as (i) such amendment, modification or supplement does not adversely affect the rights of any Lender or other holder of Obligations in any material respect and (ii) the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment.
Notwithstanding any provision herein to the contrary, with respect to any amendment, amendment and restatement or other modification, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment, amendment and restatement or other modification, would have no Commitment or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective.
1.02Notices and Other Communications; Facsimile Copies.
(a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)if to the Borrowers or any other Loan Party, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and
(ii)if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its

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Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Company).
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).
(b)Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swing Line Lender, the L/C Issuer or the Company may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials, notices or other Information through the Platform, any other electronic platform or electronic messaging service, the Internet or any other telecommunications, electronic or other information transmission systems, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, the L/C Issuer or any other

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Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)Change of Address, Etc. Each of the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrowers or their respective securities for purposes of United States Federal or state securities laws.
(e)Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Loan Notices, Letter of Credit Applications, Notices of Loan Prepayment and Swing Line Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
1.03No Waiver; Cumulative Remedies; Enforcement.
No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document (including the imposition of the Default Rate) preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a

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proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.02 (or, in the case of any Event of Default arising from a breach of Section 8.11, the Required Pro Rata Facilities Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.02 with respect to the Aggregate Revolving Commitments, the Term A Loan, the Incremental Term A Loans and the Obligations in respect thereof) and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders (or, in the case of any Event of Default arising from a breach of Section 8.11, any Lender with a Revolving Commitment, any outstanding Revolving Loans or participations in L/C Obligations or Swing Line Loans, any Term A Loan or any Incremental Term A Loan may, with the consent of the Required Pro Rata Facilities Lenders, enforce any rights and remedies available to it with respect to the to the Aggregate Revolving Commitments, the Term A Loan, the Incremental Term A Loans and the Obligations in respect thereof and as authorized by the Required Pro Rata Facilities Lenders).
1.04Expenses; Indemnity; and Damage Waiver.
(a)Costs and Expenses. The Loan Parties shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including such Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Loan Party or any of its Subsidiaries,

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or any Environmental Liability related in any way to a Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or result from a material breach of this Agreement or of any other Loan Document by such Indemnitee, if the Company or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(c)Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
(d)Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(e)Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.
(f)Survival. The agreements in this Section and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent and the L/C Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.
1.05Payments Set Aside.
To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C

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Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
1.06Successors and Assigns.
(a)Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)Minimum Amounts.
(A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the related Loans at the time owing to it (in each case with respect to any credit facility provided hereunder) or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of any revolving credit facility provided hereunder and $1,000,000 in the case of any assignment in respect of any term loan facility provided hereunder, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent

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assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single assignee (or to an assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;
(ii)Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
(A)the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and provided, further, that the Company’s consent shall not be required during the primary syndication of the credit facilities provided herein;
(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) any unfunded commitment to a term loan facility provided hereunder or any Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable credit facility subject to such assignment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) any term loan facility to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;
(C)the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and
(D)the consent of the Swing Line Lender (such consent not to unreasonably withheld or delayed) shall be required for (i) any assignment in respect of a Revolving A Commitment if such assignment is to a Person that is not a Lender with a Revolving A Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender, and (ii) any assignment in respect of a Revolving B Commitment if such assignment is to a Person that is not a Lender with a Revolving B Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender.
(iii)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(iv)No Assignment to Certain Persons. No such assignment shall be made (A) to the Parent or any of the Parent’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person.
(v)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative

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Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
(vi)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans and Commitments assigned, except that this clause (vi) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among any revolving credit facility or term loan facility provided hereunder on a non-pro rata basis.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.
(c)Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection

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by each of the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, sell participations to any Person (other than a natural person, a Defaulting Lender or the Parent or any of the Parent’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the other Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (i) through (viii) of the Section 11.01(a) that affects such Participant.
Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation); provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

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(e)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)    Resignation as L/C Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving A Commitment and Revolving A Loans pursuant to subsection (b) above, Bank of America may, upon thirty days’ notice to the Company and the Lenders, resign as L/C Issuer. In the event of any such resignation as L/C Issuer, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). Upon the appointment of a successor L/C Issuer, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (2) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
(B)Resignation as Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving A Commitment and its Revolving B Commitment, and all of its Revolving A Loans and Revolving B Loans pursuant to subsection (b) above, Bank of America may, upon thirty days’ notice to the Company, resign as Swing Line Lender. In the event of any such resignation as Swing Line Lender, the Company shall be entitled to appoint from among the Lenders a successor Swing Line Lender hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as Swing Line Lender. If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor Swing Line Lender, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender.
1.07Treatment of Certain Information; Confidentiality.
Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives and to any direct or indirect contractual counterparty (or such contractual counterparty’s professional advisor) under any Swap Contract relating to Loans outstanding under this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National

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Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as (or at least as restrictive as) those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Loan Party and its obligations, (g) on a confidential basis to (i) any rating agency in connection with rating the Parent or any of its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Company, (i) to any actual or prospective credit insurance provider relating to the Borrowers and their obligations, or (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Company.
For purposes of this Section, “Information” means all information received from a Loan Party or any Subsidiary relating to the Loan Parties or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by such Loan Party or any Subsidiary, provided that, in the case of information received from a Loan Party or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Parent or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.
1.08Set-off.
If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the obligations of such Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided, that, in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the

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benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
1.09Interest Rate Limitation.
Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
1.10Integration; Effectiveness.
This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof in accordance with Section 5.01 that, when taken together, bear the signatures of each of the other parties hereto.
1.11Survival of Representations and Warranties.
All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
1.12Severability.
If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the

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extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
1.13Replacement of Lenders.
If (i) any Lender requests compensation under Section 3.04, (ii) the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or (iii) a Lender is a Non-Consenting Lender, or (iv) any Lender is a Defaulting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)the Company shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b);
(b)such Lender shall have received payment of an amount equal to one hundred percent (100%) of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company or applicable Designated Borrower (in the case of all other amounts);
(c)in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(d)such assignment does not conflict with applicable Laws; and
(e)in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Loan Document, the applicable assignee consents to the proposed change, waiver, discharge or termination; provided that the failure by such Non-Consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans and participations in L/C Obligations and Swing Line Loans pursuant to this Section 11.13 shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Assumption.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.
1.14Governing Law; Jurisdiction; Etc.
(a)GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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(b)SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
1.15Waiver of Right to Trial by Jury.
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
1.16Electronic Execution.
(a)This Agreement, any other Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record

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and may be executed using Electronic Signatures. Each Borrower, the Administrative Agent and each Lender Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this Section11.16(a) may include use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (each, an “Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, none of the Administrative Agent, the L/C Issuer, or the Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent, the L/C Issuer, and/or the Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Borrower and/or any Lender Party without further verification, and (ii) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart.
(b)None of the Administrative Agent, the L/C Issuer, or the Swing Line Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including in connection with the Administrative Agent’s, the L/C Issuer’s, or the Swing Line Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, the L/C Issuer, and the Swing Line Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).
(c)Each Borrower and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement, such other Loan Document, and (ii) waives any claim against the Administrative Agent and each Lender Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Borrowers to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
1.17USA PATRIOT Act.
Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each Loan Party

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and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Act. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.
1.18No Advisory or Fiduciary Relationship.
In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between each Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (ii) each Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) the Administrative Agent, each Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary, for each Borrower or any of Affiliates or any other Person and (ii) neither the Administrative Agent, nor any Arranger nor any Lender has any obligation to any Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, each Arranger and each Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and neither the Administrative Agent nor any Arranger nor any Lender has any obligation to disclose any of such interests to such Borrower or its Affiliates. To the fullest extent permitted by law, each Borrower hereby (i) waives and releases any claims that it may have against the Administrative Agent, any Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty and (ii) agrees not to assert any fiduciary or similar duty is owed to it by the Administrative Agent, any Arranger or any Lender, in each case in connection with any aspect of any transaction contemplated hereby.
1.19Judgment Currency.
If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative

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Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).
1.20Acknowledgement and Consent to Bail-In of Affected Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
1.21Acknowledgement Regarding Any Supported QFCs .
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under such U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under such U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
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